ARTIO GLOBAL FUNDS

ARTIO GLOBAL INVESTMENT FUNDS (the “Trust”)	CLASS A	CLASS I
Artio International Equity Fund (“International Equity Fund”)	BJBIX	JIEIX
Artio International Equity Fund II (“International Equity Fund II”)	JETAX	JETIX
Artio Total Return Bond Fund (“Total Return Bond Fund”)	BJBGX	JBGIX
Artio Global High Income Fund (“Global High Income Fund”)	BJBHX	JHYIX
Artio U.S. Microcap Fund (“U.S. Microcap Fund”)	JMCAX	JMCIX
Artio U.S. Smallcap Fund (“U.S. Smallcap Fund”)	JSCAX	JSCIX
Artio U.S. Midcap Fund (“U.S. Midcap Fund”)	JMDAX	JMDIX
Artio U.S. Multicap Fund (“U.S. Multicap Fund”)	JMLAX	JMLIX
ARTIO GLOBAL EQUITY FUND INC. (the “Global Equity Fund”)	BJGQX	JGEIX

(collectively, the “Funds”)

STATEMENT OF ADDITIONAL INFORMATION
March 1, 2010
As Supplemented on September 30, 2010

This Statement of Additional Information (“SAI”) is not a Prospectus, but it relates to the prospectus of the Artio Global Funds (the “Funds”) dated March 1, 2010, as amended and supplemented from time to time (the “Prospectus”).

Financial Statements are incorporated by reference into this SAI from the Funds’ most recent Annual Report.

You can get a free copy of the Funds’ Prospectus or most recent annual and semi-annual reports to shareholders, request other information and discuss your questions about the Funds by contacting the Transfer Agent at:

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(800) 387-6977

You can also obtain copies of the Prospectus, SAI and annual reports to shareholders from the Funds’ website at www.artiofunds.com.

You can view the Funds’ Prospectus as well as other reports at the Public Reference Room of the Securities and Exchange Commission (“SEC”).

You can get text-only copies:

For a fee by writing to or calling the Public Reference Room of the SEC, Washington, D.C.
20549-0102. Telephone: 1-202-942-8090
E-mail address: publicinfo@sec.gov
Free from the SEC’s Internet website at www.sec.gov.

FUNDS’ HISTORY

Artio Global Investment Funds (formerly, Julius Baer Investment Funds) (the “Trust”) was formed as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 30, 1992, as amended and restated on April 2, 2008 (the “Trust Agreement”). The Trust has eight separate portfolios, all of which were renamed on October 13, 2008. They are

New Name	Former Name

Artio International Equity Fund	Julius Baer International Equity Fund
Artio International Equity Fund II	Julius Baer International Equity Fund II
Artio Total Return Bond Fund	Julius Baer Total Return Bond Fund
Artio Global High Income Fund	Julius Baer Global High Income Fund
Artio U.S. Microcap Fund	Julius Baer U.S. Microcap Fund
Artio U.S. Smallcap Fund	Julius Baer U.S. Smallcap Fund
Artio U.S. Midcap Fund	Julius Baer U.S. Midcap Fund
Artio U.S. Multicap Fund	Julius Baer U.S. Multicap Fund

The Artio Global Equity Fund Inc. (formerly Julius Baer Global Equity Fund Inc.) was incorporated in Maryland pursuant to Articles of Incorporation dated May 23, 1990, as amended in subsequent filings. From July 17, 1990 to June 30, 2004, the Fund operated as a closed-end investment company under the name The European Warrant Fund, Inc. After converting from a closed-end to an open-end investment company, the Fund changed its fiscal year end from March 31 to October 31. Prior to October 13, 2008, the Artio Global Equity Fund Inc. was named “Julius Baer Global Equity Fund Inc.”

Artio Global Management LLC (“Artio Global” or the “Adviser”), an indirect subsidiary of Artio Global Holdings LLC, serves as the investment adviser to the Funds. Quasar Distributors, LLC serves as the Funds’ principal distributor while U.S. Bancorp Fund Services, LLC serves as the Funds’ transfer agent. In addition, State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and fund accounting agent to the Funds.

The Prospectus, dated March 1, 2010, provides the basic information investors should know before investing, and may be obtained without charge by calling U.S. Bancorp Fund Services, LLC, at the telephone number listed on the cover. This SAI, which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Funds and should be read in conjunction with the Prospectus. This SAI is not an offer of any Fund for which an investor has not received a Prospectus.

DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

CLASSIFICATION

Each Fund is a diversified open-end management investment company.

PORTFOLIO INVESTMENTS

International Equity Fund

The International Equity Fund may invest in a wide variety of international equity securities issued anywhere in the world, normally excluding the United States. The Fund generally follows a multi-capitalization approach focusing on mid- to large-capitalization companies, but the Fund may also invest in smaller capitalization companies. Ordinarily, the Fund invests at least 80% of its net assets (including equity related futures, options, swaps, equity related instruments and borrowings for investment purposes) in international equity securities. The Fund will provide shareholders with at least 60 days notice prior to any changes in this policy. To achieve its investment goal the Fund may use derivatives to a substantial extent under certain market conditions. Although the Fund will not normally invest in the securities of U.S. issuers, it may make such investments. The Fund currently contemplates that it will invest in securities denominated in the currencies of a variety of countries, including emerging market countries. In order to seek to protect against a decline in value of the Fund’s assets due to fluctuating currency rates, the Fund may engage in certain hedging strategies, as described under “Common Investment Strategies” below.

The Fund may invest up to 35% of its net assets in emerging market securities. (See “Emerging Markets” under “Common Investment Strategies” of this SAI for a detailed discussion on investing in emerging markets). The Fund’s exposure to emerging market securities, as of October 31, 2009, was 25.74% of its net assets. Please go to www.artioglobal.com/documents/factsheet_ie.pdf for a more current percentage of the Fund invested in emerging markets.

The Fund also may invest up to 10% of its net assets in equity warrants and interest rate warrants of international issuers which are traded over an exchange or over-the-counter (“OTC”). Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Over-the-counter equity warrants are usually traded only by financial institutions that have the ability to settle and clear these instruments. Over-the-counter warrants are instruments between the Fund and its counterparty (usually a securities dealer or bank) with no clearing organization guarantee. Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settled in cash. The Fund may invest in securities issued in multi-national currency units, such as the Euro. The Fund may also invest in American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) or European Depository Receipts (“EDRs”) (collectively, “Depository Receipts”).

The Fund will invest in equity securities when Artio Global Management LLC (the “Adviser” or “Artio Global”) believes that the issuers of those securities are experiencing favorable demand for their products and services, and which operate in a favorable regulatory and competitive climate. The Adviser’s analysis and selection process focuses on growth potential; investment income is not a primary consideration. In addition, factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and prospects for economic growth among countries, regions or geographic areas may warrant consideration in selecting foreign equity securities. Generally, the Fund intends to invest in marketable securities that are not restricted as to public sale. Most of the purchases and sales of securities by the Fund will be effected in the primary trading market for the securities. The primary trading market for a given security generally is located in the country in which the issuer has its principal office. The Fund generally follows a multi-capitalization approach focusing on mid- to large-capitalization companies. However, the Fund may also invest in smaller, emerging growth companies when the Adviser believes that such investments represent a beneficial investment opportunity for the Fund.

Although the Fund normally invests primarily in international equity securities, it may increase its cash or non-equity positions when the Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Fund may invest in preferred stocks (that are not convertible into common stock), government securities, corporate bonds and debentures, including high-risk and high-yield debt instruments (but in no event will an amount exceeding 10% of the Fund’s total assets be invested in such high-risk/high-yield securities), high-grade commercial paper, certificates of deposit or other debt securities when the Adviser perceives an opportunity for capital growth from such securities or so that the Fund may receive a return on idle cash. The Fund may invest in debt securities of U.S. or foreign corporate issuers, the U.S. government, foreign governments, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank). When the Fund invests in such securities, investment income may increase and may constitute a large portion of the return of the Fund. In these circumstances, the Fund would not expect to participate in equity market advances or declines to the extent that it would had if it remained fully invested in equity securities. The Fund also may use structured notes and equity baskets that provide exposure to international equity markets or indices.

The Fund invests in derivatives for hedging and non-hedging purposes. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk. Such derivatives may include, but are not limited to, futures contracts, forward foreign exchange contracts (“forward contracts”), non-deliverable forwards, options, swaps, warrants and structured notes. Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated and generally trade through regulated exchanges and are “marked to market” daily both of which reduce liquidity risk. A forward contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are the primary means of hedging currency exposure. A non-deliverable forward is an outright forward or futures contract in which counterparties settle the difference between the contracted non-deliverable forward price or rate and the prevailing spot price or rate on an agreed notional amount. They are used in various markets such as foreign exchange and commodities and are prevalent in some countries where forward contract trading has been banned by the government (usually as a means to prevent exchange rate volatility). An option is the right to buy or sell a financial instrument at a specific price before a specific date. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments such as streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. Warrants give the holder the right to purchase securities from an issuer at a fixed price within a certain time frame. Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more factors such as currency exchange rates, interest rates (such as the prime lending rate and LIBOR), a single security, basket of securities, indices (such as the S&P 500) and commodities.

The Fund may also invest in Exchange Traded Funds (ETFs).

The Fund may invest in precious metal-related instruments (such as gold, silver, platinum, and palladium), including (i) the equity securities of companies that explore for, extract, process or deal in precious metals and related options or warrants thereof (ii) asset-based securities indexed to the value of such metals, such as ETFs and related options thereof (iii) precious metal futures, swaps, and (iv) commodity pools and other indirect investments in precious metals (collectively “precious metal-related instruments”). Investments in precious metal-related instruments may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when values of precious metal-related instruments are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. From time to time the Fund may have significant exposure to gold. Gold is a commodity which has risen significantly over the past decade and historically has been a volatile investment and from time to time subject to government restrictions or prohibitions. Although the Fund is not permitted to make direct investments in gold bullion, the Fund is permitted to invest in gold through the precious-metal related instruments listed above.

International Equity Fund II

The International Equity Fund II may invest in a wide variety of international equity securities issued anywhere in the world, normally excluding the United States. The Fund primarily will invest in issuers with mid- and large-market capitalization, which the Adviser currently views to be companies that have a market capitalization greater than $2.5 billion as determined at the time of purchase but the Fund may also invest in smaller capitalization issuers. Ordinarily, the Fund invests at least 80% of its net assets (including equity related futures, options, swaps, equity related instruments and borrowings for investment purposes) in international equity securities. The Fund will provide shareholders with at least 60 days notice prior to any changes in this policy. To achieve its investment goal the Fund may use derivatives to a substantial extent under certain market conditions. Although the Fund will not normally invest in the securities of U.S. issuers, it may make such investments. The Fund currently contemplates that it will invest in securities denominated in the currencies of a variety of countries, including emerging market countries. In order to seek to protect against a decline in value of the Fund’s assets due to fluctuating currency rates, the Fund may engage in certain hedging strategies, as described under “Common Investment Strategies” below.

The Fund may invest up to 35% of its net assets in emerging market securities. (See “Emerging Markets” under “Common Investment Strategies” of this SAI for a detailed discussion on investing in emerging markets). The Fund’s exposure to emerging market securities, as of October 31, 2009, was 24.17% of its net assets. Please go to www.artioglobal.com/documents/factsheet_ie2.pdf for a more current percentage of the Fund invested in emerging markets.

The Fund also may invest up to 10% of its net assets in equity warrants and interest rate warrants of international issuers which are traded over an exchange or OTC. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Over-the-counter equity warrants are usually traded only by financial institutions that have the ability to settle and clear these instruments. Over-the-counter warrants are instruments between the Fund and its counterparty (usually a securities dealer or bank) with no clearing organization guarantee. Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settled in cash. The Fund may invest in securities issued in multi-national currency units, such as the Euro. The Fund may also invest in Depository Receipts.

The Fund will invest substantially all of its assets in securities when the Adviser believes that the issuers of those securities are experiencing favorable demand for their products and services, and which operate in a favorable regulatory and competitive climate. The Adviser’s analysis and selection process focuses on growth potential; investment income is not a primary consideration. In addition, factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and prospects for economic growth among countries, regions or geographic areas may warrant consideration in selecting foreign equity securities. Generally, the Fund intends to invest in marketable securities that are not restricted as to public sale. Most of the purchases and sales of securities by the Fund will be effected in the primary trading market for the securities. The primary trading market for a given security generally is located in the country in which the issuer has its principal office. The Fund generally follows a multi-capitalization approach focusing on mid- to large-capitalization companies, when the Adviser believes that such investments represent a beneficial investment opportunity for the Fund.

Although the Fund normally invests primarily in international equity securities, it may increase its cash or non-equity positions when the Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Fund may invest in preferred stocks that are not convertible into common stock, government securities, corporate bonds and debentures, including high-risk and high-yield debt instruments (but in no event will an amount exceeding 10% of the Fund’s total assets be invested in such high-risk/high-yield securities), high-grade commercial paper, certificates of deposit or other debt securities when the Adviser perceives an opportunity for capital growth from such securities or so that the Fund may receive a return on idle cash. The Fund may invest in debt securities of U.S. or foreign corporate issuers, the U.S. government, foreign governments, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank). When the Fund invests in such securities, investment income may increase and may constitute a large portion of the return of the Fund. In these circumstances, the Fund would not expect to participate in equity market advances or declines to the extent that it would had if it remained fully invested in equity securities. The Fund also may use structured notes and equity baskets that provide exposure to equity markets or indices.

The Fund invests in derivatives for hedging and non-hedging purposes. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk. Such derivatives may include, but are not limited to, futures contracts, forward contracts, non-deliverable forwards, options, swaps, warrants and structured notes. Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated and generally trade through regulated exchanges and are “marked to market” daily both of which reduce liquidity risk. A forward contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are the primary means of hedging currency exposure. A non-deliverable forward is an outright forward or futures contract in which counterparties settle the difference between the contracted non-deliverable forward price or rate and the prevailing spot price or rate on an agreed notional amount. They are used in various markets such as foreign exchange and commodities and are prevalent in some countries where forward contract trading has been banned by the government (usually as a means to prevent exchange rate volatility). An option is the right to buy or sell a financial instrument at a specific price before a specific date. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments such as streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. Warrants give the holder the right to purchase securities from an issuer at a fixed price within a certain time frame. Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more factors such as currency exchange rates, interest rates (such as the prime lending rate and LIBOR), a single security, basket of securities, indices stock and stock indices (such as the S&P 500) and commodities.

The Fund may also invest in Exchange Traded Funds (ETFs).

The Fund may invest in precious metal-related instruments (such as gold, silver platinum, and palladium), including (i) the equity securities of companies that explore for, extract, process or deal in precious metals and related options or warrants thereof (ii) asset-based securities indexed to the value of such metals, such as ETFs and related options thereof (iii) precious metal futures, swaps, and (iv) commodity pools and other indirect investments in precious metals (collectively “precious metal-related instruments”). Investments in precious metal-related instruments may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when values of precious metal-related instruments are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. From time to time the Fund may have significant exposure to gold. Gold is a commodity which has risen significantly over the past decade and historically has been a volatile investment and from time to time subject to government restrictions or prohibitions.

Total Return Bond Fund

The Total Return Bond Fund may invest in a wide variety of fixed-income securities issued anywhere in the world, including the United States. Ordinarily, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in investment grade fixed income investments consisting of bonds, debentures, notes and asset and mortgage-backed securities, and less than 5% of its net assets in below investment grade fixed income securities. The Fund will provide shareholders with at least 60 days notice prior to any changes in this policy. The Fund may invest in debt securities of U.S. or foreign corporate issuers, the U.S. government, foreign governments, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank) and structured products such as mortgage backed securities and asset backed securities. The Fund also may use debt-like instruments such as structured notes. The Fund also may purchase debt obligations of U.S. or foreign corporations that are issued in a currency other than U.S. dollars. The Fund currently contemplates that it will invest in obligations denominated in the currencies of a variety of countries, including emerging market countries. In order to seek to protect against a decline in value of the Fund’s assets due to fluctuating currency rates, the Fund may engage in certain hedging strategies, as described under “Common Investment Strategies” below.

The Fund may invest in mortgage-backed and other asset-backed securities. As of October 31, 2009, the Total Return Bond Fund had 22.59% of its net assets invested in government sponsored mortgage-backed securities. The Fund also invests in TBA instruments in which there is a delayed cash settlement. To maximize potential returns, the Fund may reinvest cash in short-term securities some of which may be classified as asset-backed securities. As of October 31, 2009, the Fund had an additional 24.23% in other asset-backed securities.

In selecting particular investments for the Fund, the Adviser will seek to mitigate investment risk by limiting purchases to investment grade fixed income securities. Ordinarily, the Fund will invest in fixed income securities rated at the time of purchase “Baa3” or better by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB-” or better by Standard & Poor’s Rating Service (“S&P”) or a comparable investment grade rating by a nationally recognized statistical rating organization. However, the Fund may continue to hold a security that has been downgraded to below investment grade provided that all below investment grade securities are less than 5% of its net assets. In the event the percentage limit on below investment grade securities is exceeded, the Adviser will sell a sufficient amount of below investment grade securities in order to maintain compliance with the Fund’s percentage limit. The Fund may invest in non-rated issues that are determined by the Adviser to have financial characteristics that are comparable and that are otherwise similar in quality to the rated issues it purchases. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. For a description of the rating systems of Moody’s and S&P, see the Appendix to this SAI.

The Adviser will allocate investments among securities of particular issuers on the basis of its views as to the yield, duration, maturity, issue classification and quality characteristics of the securities, coupled with expectations regarding the economy, movements in the general level and term of interest rates, currency values, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it. Fixed-income securities denominated in currencies other than the U.S. dollar or in multinational currency units are evaluated on the strength of the particular currency against the U.S. dollar as well as on the current and expected levels of interest rates in the country or countries. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. In addition to the foregoing, the Fund may seek to take advantage of differences in relative values of fixed-income securities among various countries.

The Fund invests in derivatives for hedging and non-hedging purposes. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk. Such derivatives may include, but are not limited to, futures contracts, forward contracts, non-deliverable forwards, options, swaps, interest rate warrants and structured notes. Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated and generally trade through regulated exchanges and are “marked to market” daily both of which reduce liquidity risk. A forward contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are the primary means of hedging currency exposure. A non-deliverable forward is an outright forward or futures contract in which counterparties settle the difference between the contracted non-deliverable forward price or rate and the prevailing spot price or rate on an agreed notional amount. They are used in various markets such as foreign exchange and commodities and are prevalent in some countries where forward contract trading has been banned by the government (usually as a means to prevent exchange rate volatility). An option is the right to buy or sell a financial instrument at a specific price before a specific date. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments such as streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index at a certain level over a fixed time period that can typically be exercised in the underlying instrument or settled in cash. Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more factors such as currency exchange rates, interest rates (such as the prime lending rate and LIBOR), a single security, basket of securities, indices (such as the S&P 500) and commodities.

The Fund may also invest in Exchange Traded Funds (ETFs).

Global High Income Fund

Under normal circumstances, the Global High Income Fund will invest at least 80% of its net assets (including futures, options, swaps, high income related instruments and borrowings for investment purposes) in a diversified portfolio of high income producing instruments of issuers located throughout the world, including in emerging market countries. The Fund will provide shareholders with at least 60 days notice prior to any changes in this policy.

The Fund invests in high income producing instruments, such as high yield, high risk bonds rated at the time of purchase below BBB- by S&P or below Baa3 by Moody’s or below a comparable rating by another nationally recognized statistical rating organization.

The Fund may invest in debt securities of U.S. or foreign corporate issuers, the U.S. government, foreign governments, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank). The Fund also may use debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices. The Fund may invest in bank loans, which include floating and fixed-rate debt securities generally acquired as a participation interest in, or assignment of, a loan originated by a lender or financial institution. Additionally, the Fund may invest in equity warrants, index warrants, covered warrants, interest rate warrants and long term options of, or relating to, international issuers that trade on an exchange or OTC. The Fund may purchase debt obligations denominated in U.S. dollars or foreign currencies. The Fund contemplates that it will invest in obligations denominated in the currencies of a variety of countries, including emerging market countries. In order to seek to protect against a decline in value of the Fund’s assets due to fluctuating currency rates, the Fund may engage in certain hedging strategies, as described under “Common Investment Strategies” below.

Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. The Fund may invest in securities with ratings from a recognized rating agency other than S&P or Moody’s if those securities have a rating that is at least equivalent to a rating that would be acceptable for the Fund to purchase if given by S&P or Moody’s. If a security is not rated, the Fund may invest in the security if the Adviser determines that the security is comparable in quality to rated securities that the Fund may purchase. The Fund may invest in securities in the lowest rating category and securities in default or whose issuers have entered into bankruptcy proceedings. Normally, the Fund will invest at least 60% of its net assets in securities of U.S. dollar-denominated securities. In addition, the Fund may invest 20% of its net assets in global equity securities.

The Fund invests in derivatives for hedging and non-hedging purposes. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk. Such derivatives may include, but are not limited to, futures contracts, forward contracts, non-deliverable forwards, options, swaps, warrants and structured notes. Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated and generally trade through regulated exchanges and are “marked to market” daily both of which reduce liquidity risk. A forward contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are the primary means of hedging currency exposure. A non-deliverable forward is an outright forward or futures contract in which counterparties settle the difference between the contracted non-deliverable forward price or rate and the prevailing spot price or rate on an agreed notional amount. They are used in various markets such as foreign exchange and commodities and are prevalent in some countries where forward contract trading has been banned by the government (usually as a means to prevent exchange rate volatility). An option is the right to buy or sell a financial instrument at a specific price before a specific date. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments such as streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. A credit default swap is a credit derivative contract between two counterparties. The buyer makes periodic payments to the seller, and in return receives payoff protection if an underlying financial instrument defaults. Warrants give the holder the right to purchase securities from an issuer at a fixed price within a certain time frame. Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more factors such as currency exchange rates, interest rates (such as the prime lending rate and LIBOR), a single security, basket of securities, indices (such as the S&P 500) and commodities.

The Fund may also invest in Exchange Traded Funds (ETFs).

U.S. Microcap Fund

The U.S. Microcap Fund may invest in a diversified portfolio of equity securities of very small U.S. companies. Under normal circumstances, this Fund will invest at least 80% of its net assets (including equity related futures, options, swaps, equity related instruments and borrowings for investment purposes) in equity securities and other securities with equity characteristics of U.S. micro-capitalization or “microcap” companies, as determined at the time of purchase. The Fund will provide shareholders with at least 60 days notice prior to any changes in this policy. The micro capitalization equity universe is broadly defined as the lowest capitalized companies in the U.S. equity securities universe. Generally, the Adviser will select securities of companies within a market capitalization (share price times the number of shares outstanding) range of companies within the Russell 2000 and Russell Microcap Indices at the time of purchase. As of December 31, 2009, the capitalization ranges of the Russell 2000 and Russell Microcap Indices were $10.28 million to $5.59 billion and $1.26 million to $1.51 billion, respectively. This Fund may also invest 20% of its total assets in the stocks of foreign domiciled companies that are traded on U.S. exchanges and larger capitalization U.S. stocks. The Fund may also invest in Real Estate Investment Trusts (“REITs”), American Depository Receipts (“ADRs”), Exchange Traded Funds (“ETFs”) and Rule 144A securities. The Fund may invest in ADRs issued by sponsored or unsponsored facilities.

The Fund invests in derivatives for hedging and non-hedging purposes. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk. Such derivatives may include, but are not limited to, futures contracts, options, swaps, warrants and structured notes. Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated and generally trade through regulated exchanges and are “marked to market” daily both of which reduce liquidity risk. An option is the right to buy or sell a financial instrument at a specific price before a specific date. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments such as streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. Warrants give the holder the right to purchase securities from an issuer at a fixed price within a certain time frame. Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more factors such as currency exchange rates, interest rates (such as the prime lending rate and LIBOR), a single security, basket of securities, indices (such as the S&P 500) and commodities.

U.S. Smallcap Fund

The U.S. Smallcap Fund may invest in diversified portfolio of equity securities of U.S. small-capitalization companies. Under normal circumstances, this Fund will invest at least 80% of its net assets (including equity related futures, options, swaps, equity related instruments and borrowings for investment purposes) in equity securities and other securities with equity characteristics of U.S. small-capitalization companies as determined at the time of purchase. The Fund will provide shareholders with at least 60 days notice prior to any changes in this policy. Generally, the Adviser will select securities of companies whose market capitalization at the time of purchase falls (i) within the market capitalization range of companies within the Russell 2000 Index or (ii) within the range of the three year average minimum and maximum market capitalizations of companies in the Russell 2000 Index as of December 31 of the three preceding years. As of December 31, 2009, the capitalization range of the Russell 2000 Index was $10.28 million to $5.59 billion and the three year average market capitalization range of the Russell 2000 Index was $6.51 million to $5.76 billion. This Fund may invest 20% of its total assets in the stocks of foreign domiciled companies that are traded on U.S. exchanges and larger capitalization U.S. stocks. This Fund may also invest in REITs, ADRs, ETFs and Rule 144A securities. The Fund may invest in ADRs issued by sponsored or unsponsored facilities.

The Fund invests in derivatives for hedging and non-hedging purposes. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk. Such derivatives may include, but are not limited to, futures contracts, options, swaps, warrants and structured notes. Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated and generally trade through regulated exchanges and are “marked to market” daily both of which reduce liquidity risk. An option is the right to buy or sell a financial instrument at a specific price before a specific date. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments such as streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. Warrants give the holder the right to purchase securities from an issuer at a fixed price within a certain time frame. Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more factors such as currency exchange rates, interest rates (such as the prime lending rate and LIBOR), a single security, basket of securities, indices (such as the S&P 500) and commodities.

U.S. Midcap Fund

The U.S. Midcap Fund may invest in a diversified portfolio of equity securities of U.S. mid-capitalization companies. Under normal circumstances, this Fund invests at least 80% of its net assets (including equity related futures, options, swaps, equity related instruments and borrowings for investment purposes) in equity securities and other securities with equity characteristics of U.S. mid-capitalization companies as determined at the time of purchase. The Fund will provide shareholders with at least 60 days notice prior to any changes in this policy. Generally, the Adviser will select securities of companies whose market capitalization at the time of purchase falls (i) within the market capitalization range of companies within the Russell Midcap Index or (ii) within the range of the three year average minimum and maximum market capitalizations of companies in the Russell Midcap Index as of December 31 of the three preceding years. As of December 31, 2009, the capitalization range of the Russell Midcap Index was $74.59 million to $15.46 billion and the three year average market capitalization range of the Russell Midcap Index was $102.66 million to $19.46 billion. This Fund may invest 20% of its total assets in the stocks of foreign domiciled companies that are traded on U.S. exchanges and larger capitalization U.S. stocks. This Fund may also invest in REITs, ADRs, ETFs and Rule 144A securities. The Fund may invest in ADRs issued by sponsored or unsponsored facilities.

The Fund invests in derivatives for hedging and non-hedging purposes. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk. Such derivatives may include, but are not limited to, futures contracts, options, swaps, warrants and structured notes. Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated and generally trade through regulated exchanges and are “marked to market” daily both of which reduce liquidity risk. An option is the right to buy or sell a financial instrument at a specific price before a specific date. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments such as streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. Warrants give the holder the right to purchase securities from an issuer at a fixed price within a certain time frame. Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more factors such as currency exchange rates, interest rates (such as the prime lending rate and LIBOR), a single security, basket of securities, indices (such as the S&P 500) and commodities.

U.S. Multicap Fund

The U.S. Multicap Fund may invest in a diversified portfolio of equity securities irrespective of a company’s market capitalization. Under normal circumstances, this Fund will invest at least 80% of its net assets (including equity related futures, options, swaps, equity related instruments and borrowings for investment purposes) in U.S. equity securities and other securities with equity characteristics. The Fund will provide shareholders with at least 60 days notice prior to any changes in this policy. This Fund may invest 20% of its total assets in the stocks of foreign domiciled companies that are traded on U.S. exchanges. This Fund may also invest in REITs, ADRs, ETFs and Rule 144A securities. The Fund may invest in ADRs issued by sponsored or unsponsored facilities.

The Fund invests in derivatives for hedging and non-hedging purposes. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk. Such derivatives may include, but are not limited to, futures contracts, options, swaps, warrants and structured notes. Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated and generally trade through regulated exchanges and are “marked to market” daily both of which reduce liquidity risk. An option is the right to buy or sell a financial instrument at a specific price before a specific date. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments such as streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. Warrants give the holder the right to purchase securities from an issuer at a fixed price within a certain time frame. Structured note are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more factors such as currency exchange rates, interest rates (such as the prime lending rate and LIBOR), a single security, basket of securities, indices (such as the S&P 500) and commodities.

Global Equity Fund

The Global Equity Fund may invest in a wide variety of equity securities issued anywhere in the world, including the United States. The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (including equity related futures, options, swaps, equity related instruments and borrowings for investment purposes) in a diversified portfolio of equity securities of issuers located throughout the world. The Fund will provide shareholders with at least 60 days notice prior to any changes in this policy. To achieve its investment goal the Fund may use derivatives to a substantial extent under certain market conditions. The Fund currently contemplates that it will invest in securities denominated in the currencies of a variety of countries. The Fund may also invest in emerging market countries. In order to seek to protect against a decline in value of the Fund’s assets due to fluctuating currency rates, the Fund may engage in certain hedging strategies, as described under “Common Investment Strategies” below.

The Fund may invest up to 35% of its net assets in the securities of issuers located in emerging markets. (See “Emerging Markets” under “Common Investment Strategies” of this SAI for a detailed discussion on investing in emerging markets). The Fund’s exposure to emerging market securities, as of October 31, 2009, was 18.42% of its net assets. Please go to www.artioglobal.com/documents/factsheets_ge.pdf for a more current percentage of the Fund invested in emerging markets.

The Fund ordinarily invests at least 40% of its total assets in no fewer than three different countries outside the U.S. The Fund also may invest up to 10% of its net assets in equity warrants and interest rate warrants of international issuers which are traded over an exchange or over-the-counter (“OTC”). Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Over-the-counter equity warrants are usually traded only by financial institutions that have the ability to settle and clear these instruments. Over-the-counter warrants are instruments between the Fund and its counterparty (usually a securities dealer or bank) with no clearing organization guarantee. Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settled in cash. The Fund may invest in securities issued in multi-national currency units, such as the Euro. The Fund may also invest in American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) or European Depository Receipts (“EDRs”) (collectively, “Depository Receipts”).

The Fund will invest substantially all of its assets in securities when the Adviser believes that the issuers of those securities are experiencing favorable demand for their products and services, and which operate in a favorable regulatory and competitive climate. The Adviser’s analysis and selection process focuses on growth potential; investment income is not a primary consideration. In addition, factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and prospects for economic growth among countries, regions or geographic areas may warrant consideration in selecting foreign equity securities. Generally, the Fund intends to invest in marketable securities that are not restricted as to public sale. Most of the purchases and sales of securities by the Fund will be effected in the primary trading market for the securities. The primary trading market for a given security generally is located in the country in which the issuer has its principal office. The Fund generally follows a multi-capitalization approach focusing on mid- to large-capitalization companies, when the Adviser believes that such investments represent a beneficial investment opportunity for the Fund.

Although the Fund normally invests primarily in global equity securities, it may increase its cash or non-equity positions when the Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Fund may invest in preferred stocks that are not convertible into common stock, government securities, corporate bonds and debentures, including high-risk and high-yield debt (but in no event will an amount exceeding 10% of the Fund’s total assets be invested in such high-risk/high-yield securities), high-grade commercial paper, certificates of deposit or other debt securities when the Adviser perceives an opportunity for capital growth from such securities or so that the Fund may receive a return on idle cash. The Fund may invest in debt securities of U.S. or foreign corporate issuers, the U.S. government, foreign governments, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank). When the Fund invests in such securities, investment income may increase and may constitute a large portion of the return of the Fund. In these circumstances, the Fund would not expect to participate in equity market advances or declines to the extent that it would had if it remained fully invested in equity securities. The Fund also may use structured notes and equity baskets that provide exposure to equity markets or indices.

The Fund invests in derivatives for hedging and non-hedging purposes. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk. Such derivatives may include, but are not limited to, futures contracts, forward contracts, non-deliverable forwards, options, swaps, warrants and structured notes. Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated and generally trade through regulated exchanges and are “marked to market” daily both of which reduce liquidity risk. A forward contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are the primary means of hedging currency exposure. A non-deliverable forward is an outright forward or futures contract in which counterparties settle the difference between the contracted non-deliverable forward price or rate and the prevailing spot price or rate on an agreed notional amount. They are used in various markets such as foreign exchange and commodities and are prevalent in some countries where forward contract trading has been banned by the government (usually as a means to prevent exchange rate volatility). An option is the right to buy or sell a financial instrument at a specific price before a specific date. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments such as streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. Warrants give the holder the right to purchase securities from an issuer at a fixed price within a certain time frame. Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more factors such as currency exchange rates, interest rates (such as the prime lending rate and LIBOR) a single security, basket of securities, indices (such as the S&P 500) and commodities.

The Fund may also invest in Exchange Traded Funds (ETFs).

The Fund may invest in precious metal-related instruments (such as gold, silver, platinum and palladium), including (i) the equity securities of companies that explore for, extract, process or deal in precious metals and related options or warrants thereof (ii) asset-based securities indexed to the value of such metals, such as ETFs and related options thereof (iii) precious metal futures swaps, and (iv) commodity pools and other indirect investments in precious metals (collectively “precious metal-related instruments”). Investments in precious metal-related instruments may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when values of precious metal-related instruments are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. From time to time the Fund may have significant exposure to gold. Gold is a commodity which has risen significantly over the past decade and historically has been a volatile investment and from time to time subject to government restrictions or prohibitions. Although the Global Equity Fund is not permitted to make direct investments in gold bullion, the Global Equity Fund is permitted to invest in gold through the precious-metal related instruments listed above.

COMMON INVESTMENT STRATEGIES

In attempting to achieve their investment objectives, each Fund may engage in some or all of the following investment strategies.

Asset-Backed Securities

The Total Return Bond Fund and Global High Income Fund may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are pass-through securities meaning that principal and interest payments, net of expenses, made by the borrower on the underlying asset (such as credit card or automobile loan receivables) are passed to a Fund.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default refers to attempts to secure payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Total Return Bond Fund and Global High Income Fund generally will not pay any separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Losses in excess of anticipated levels or the failure of credit support, could adversely affect the return on an investment in such a security.

Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments, which shorten the securities’ weighted average life and may lower their return.

Bank Loans

The Global High Income Fund may invest in Bank Loans. Bank Loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion o the floating rate loan.

The Fund generally invests in floating rate loans directly through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate loans adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. The lending rate could also be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in the Fund’s net asset value as a result of changes in interest rates.

When the Fund purchases an assignment, it generally assumes all the rights and obligations under the loan agreement and will generally become a “lender” for purposes of the particular loan agreement. The rights and obligations acquired by a Fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, the Fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, the Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated.

If the Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. The Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. The Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by the Fund to receive scheduled interest or principal payments may adversely affect the income of the Fund and may likely reduce the value of its assets, which would be reflected by a reduction in the Fund’s NAV.

In the cases of the Fund’s investments in floating rate loans through participation interests, it may be more susceptible to the risks of the financial services industries. The Fund may also be subject to greater risks and delays than if the Fund could assert its rights directly against the borrower. In the event of the insolvency of an intermediate participant who sells a participation interest to the Fund, it may be subject to loss of income and/or principal. Additionally, a Fund may not have any right to vote on whether to waive any covenants breached by a borrower and may not benefit from any collateral securing a loan. Parties through which the Fund may have to enforce its rights may not have the same interests as the Fund.

The borrower of a loan in which the Fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.

The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income producing securities. Therefore, the Fund may have difficulty trading assignments and participations to third parties. There is also a potential that there is no active market to trade floating rate loans. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. The lack of a liquid secondary market may have an adverse impact on the market price of the security.

Notwithstanding its intention generally not to receive material, nonpublic information with respect to its management in bank loans, the Adviser may from time to time come into possession of material, nonpublic information about the issuers of loans that may be held in a Fund’s holdings. Possession of such information may in some instances occur despite the Adviser’s efforts to avoid such possession, but in other instances the Adviser may choose to receive such information (for example, in connection with participation in a creditor’s committee with respect to a financially distressed issuer). As, and to the extent, required by law, the Adviser’s ability to trade in these loans for the account of a Fund could potentially be limited by it’s possession of such information. Such limitations on the Adviser’s ability to trade could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

Bank Obligations

Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulation. Banks are subject to extensive governmental regulations which may limit both the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Brady Bonds

The Total Return Fund and Global High Income Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments, this type of Brady Bond is generally not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of these holdings.

Convertible Securities and Bonds with Warrants Attached

The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Equity Fund may invest in fixed-income obligations convertible into equity securities, and bonds issued as a unit with warrants. These Funds may invest in convertible securities which are comprised of both convertible debt and convertible preferred stock and may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities tend to provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the underlying common stock.

The Total Return Bond Fund will typically dispose of the common stock received upon conversion of a convertible security or exercise of a warrant as promptly as it can and in a manner that it believes will reduce the risk to the Fund of a loss in connection with the sale. The Total Return Bond Fund does not intend to retain in its portfolio any warrant acquired as a unit with bonds if the warrant begins to trade separately from the related bond.

Delayed Funding Loans and Revolving Credit Facilities

The Global High Income Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount.

Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. There may be circumstances under which the borrowing issuer’s credit risk may be deteriorating and yet the Fund may be obligated to make loans to the borrowing issuer as the borrowing issuer’s credit continues to deteriorate, including at a time when the borrowing issuer’s financial condition makes it unlikely that such amounts will be repaid. To the extent that the Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid by the Adviser, in an amount sufficient to meet such commitments.

The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Fund.

Depository Receipts

The International Equity Fund, International Equity Fund II, Global High Income Fund and the Global Equity Fund may invest in American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) or European Depository Receipts (“EDRs”) (collectively, “Depository Receipts”). The U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund, and the U.S. Multicap Fund (collectively, the “U.S. Equity Funds”) may invest in ADRs. ADRs are receipts, typically issued by an U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation.

GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world. EDRs are receipts issued in Europe, which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. The International Equity Fund, International Equity Fund II, Global High Income Fund and the Global Equity Fund may invest in Depository Receipts through “sponsored” or “unsponsored” facilities if issues of such Depository Receipts are available and are consistent with the Fund’s investment objective. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored Depository Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Derivatives

The Funds may invest in various types of derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), an index or a currency (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk. The Funds may invest in derivative instruments including but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured notes, and other equity-linked derivatives. A Fund may use derivative instruments for hedging (offset risks associated with an investment) or for non-hedging (seek to enhance returns) purposes. When a Fund invests in a derivative for non-hedging purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. A Fund may substantially increase its use of derivatives in response to unusual market conditions.

Derivatives can be volatile and may involve significant risks, including:

Accounting risk – the accounting treatment of derivative instruments, including their initial recording, income recognition, and valuation, may require detailed analysis of relevant accounting guidance as it applies to the specific instrument structure.

Correlation risk –if the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the anticipated effect.

Counterparty risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Index risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Leverage risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Operational risk – derivatives may require customized, manual processing and documentation of transactions and may not fit within existing automated systems for confirmations, reconciliations and other operational processes used for (traditional) securities.

Tax risk – derivatives raise issues under Subchapter M of the Internal Revenue Code requirements for qualifications as a regulated investment company.

Valuation risk – depending on their structure, some categories of derivatives may present special valuation challenges.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. OTC derivatives, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

Emerging Markets

The International Equity Fund, International Equity Fund II and Global Equity Fund may each invest up to 35% of net assets in emerging market securities. Each Fund’s respective investment in emerging market securities will remain consistent with its status as a diversified international equity fund in the case of the International Equity Fund and the International Equity Fund II and a diversified global equity fund in the case of the Global Equity Fund. The Total Return Bond Fund and the Global High Income Fund may also invest in securities of issuers located in emerging market countries. For the International Equity Fund, International Equity Fund II, and Global Equity Fund, please go to www.artiofunds.com for a more current percentage of the Funds’ investments in emerging markets.

Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed markets. The risks of investing in emerging markets include greater political and economic uncertainties than in developed markets, the risk of the imposition of economic sanctions against a country, the risk of nationalization of industries and expropriation of assets, social instability and war, currency transfer restrictions, risks that governments may substantially restrict foreign investing in their capital markets or in certain industries, impose punitive taxes, trade barriers and other protectionist or retaliatory measures. Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have a more limited number of potential buyers for investments. A market swing in one or more countries or regions where a Fund has invested a significant amount of its assets, such as Central and Eastern Europe and Russia, may have a greater effect on a Fund’s performance than it would in a more geographically diversified portfolio.

The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the U.S. There could be difficulties in enforcing favorable legal judgments in foreign courts. Foreign markets may have different securities clearance and settlement procedures. In certain securities markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Funds’ assets may be uninvested and may not be earning returns. A Fund also may miss investment opportunities or not be able to sell an investment because of these delays. Some investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets.

Exchange Traded Funds (“ETFs”)

The International Equity Fund, International Equity Fund II, Global High Income Fund, Global Equity Fund and the U.S. Equity Funds may purchase ETFs to gain exposure to a portion of the U.S. or a foreign market. An ETF represents a relatively fixed portfolio of financial instruments designed to track a particular market index and are a type of investment company where shares are bought and sold on a financial exchange. The risks of owning shares of an ETF generally reflect the risks of owning the underlying financial instruments they are designed to track. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio financial instruments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component financial instruments of the index. In addition, a lack of liquidity in the trading of an ETF could result in that security being more volatile.

Fixed-Income Investments

The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Equity Fund may invest in fixed-income securities. The performance of the debt component of a Fund’s portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund’s portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. Generally, shorter-term securities are less sensitive to interest rate changes, but longer-term securities offer higher yields. A Fund’s share price and yield will also depend, in part, on the quality of its investments. While U.S. government securities are generally of high quality, government securities that are not backed by the full faith and credit of the United States and other debt securities may be affected by changes in the creditworthiness of the issuer of the security. Such changes are reflected in a Fund’s share price to the extent of the Fund’s investment in such securities.

Foreign Currency Transactions

Funds permitted to invest in foreign securities may engage in spot and forward foreign exchange contracts and also may purchase and sell options on currencies and purchase and sell currency futures and related options. The Funds may enter into forward foreign exchange contracts in order to lock in an exchange rate in connection with securities denominated in foreign currencies it has agreed to buy or sell (“transaction hedge”), or where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investment (“anticipatory hedge”). The Funds may also enter into forward foreign currency exchange contracts to reduce or eliminate an underweighted position in a currency relative to its benchmark (“benchmark hedge”) rather than purchasing the underlying securities denominated in that currency, when deemed appropriate by the Adviser. See “Foreign Currency Exchange Contracts” below for additional information.

Spot FX Trading: Funds may engage in foreign currency transactions on a spot (cash) basis at the rate prevailing in the currency exchange market at the time. The Funds typically engage in this activity to settle a securities trade or to enhance total return.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold as a hedge to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency in order to enhance return.

In general, the Funds cover outstanding forward foreign currency contracts by earmarking or segregating liquid portfolio securities denominated in, or whose value is tied to the currency underlying the contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund segregates cash or other liquid assets having a value equal to the aggregate amount of such Fund’s commitments under forward contracts entered into with respect to position hedges, proxy hedges, cross hedges, and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the ear-marked or segregated assets will be equal to the amount of such Fund’s commitments with respect to such contracts. Whenever possible, a Fund will not earmark or segregate 144A securities.

Position Hedge: A Fund may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward foreign currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in or exposed to that currency and buying U.S. dollars or by participating in options or future contracts with respect to the currency. Such transactions do not eliminate fluctuations caused by changes in the local currency prices of security investments, but rather, establish an exchange rate at a future date. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. The Adviser may from time to time seek to reduce foreign currency risk by hedging some or all of a Fund’s foreign currency exposure back into the U.S. dollar.

Proxy-Hedge: A Fund may also enter into a position hedge transaction in a currency other than the currency being hedged (a “proxy hedge”). A Fund will only enter into a proxy hedge if the Adviser believes there is a correlation between the currency being hedged and the currency in which the proxy hedge is denominated. Typically, such transactions will be entered when executing a proxy hedge will be more cost effective or provide greater liquidity than executing a similar hedging transaction by means of the currency being hedged. This type of hedging entails an additional risk beyond a direct position hedge because it is dependent on a stable relationship between the two currencies paired as proxies. Overall risk may increase or decrease.

Cross Hedge: If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to the lesser of some or all of the Fund’s portfolio holdings denominated in or exposed to the currency sold.

Currency Futures: A Fund may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve currency risk equivalent to currency forwards.

Currency Options: A Fund that invests in foreign currency-denominated securities may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. A Fund may also write covered options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Risk Factors in Hedging Foreign Currency Risks: Hedging transactions involving currency instruments involve substantial risks, including correlation risk. While an objective of a Fund’s use of currency instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the Fund’s shares will fluctuate. Moreover, although currency instruments will be used with the intention of hedging against adverse currency movements, transactions in currency instruments involve the risk that such currency movements may not occur and that the Fund’s hedging strategies will be ineffective. To the extent that a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, a Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund. It may not be possible for a Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which currency instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. Since transactions in foreign currency exchanges usually are conducted on a principal basis, no fees or commissions are involved.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds’ ability to utilize forward contracts may be restricted.

Foreign Investments

All Funds may invest in foreign securities. On occasion, the U.S. Equity Funds may purchase securities that trade on a U.S. exchange that are domiciled or incorporated in foreign countries. Investors should recognize that investing in foreign companies involves certain considerations, including those discussed below, which are not typically associated with investing in U.S. issuers. Since the Funds will be investing substantially in securities denominated in currencies other than the U.S. dollar, and since the Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the U.S. dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Fund’s assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Funds.

The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country or region, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country or region, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

Some of the foreign securities held by the Funds will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign issuers are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or domestic developments, which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The Funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. In certain foreign countries there can be long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure to the Funds of market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on Fund liquidity, the Funds may be exposed to a significant amount of settlement risk.

The interest and dividends payable on the Funds’ foreign securities may be subject to foreign withholding taxes, and while investors may be able to claim some credit or deduction for such taxes with respect to their allocated shares of such foreign tax payments, the general effect of these taxes will be to reduce the Funds’ income. Additionally, the operating expenses of the Funds, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, are higher than those costs incurred by investment companies investing exclusively in U.S. securities, but are not higher than those paid by many other international or global funds.

With the exception of the Total Return Bond Fund, no Fund will invest more than 25% of its total assets in the securities of supranational entities.

Futures and Options

Futures and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. The contracts typically trade on exchanges and are cash settled without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date. The International Equity Fund, International Equity Fund II, Global High Income Fund, U.S. Equity Funds and Global Equity Fund may enter into stock-index futures contracts and options thereon. The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Equity Fund may enter into interest rate futures contracts and foreign currency futures contracts and options thereon. The International Equity Fund, International Equity Fund II and Global Equity Fund may enter into precious metal-related commodity futures contracts and options thereon. Options on futures trade on foreign as well as U.S. exchanges and OTC markets.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. A Fund may enter into futures contracts to gain exposure to a stock or commodities market pending investment of cash balances or to meet liquidity needs. Funds can also enter into futures contracts to protect themselves from fluctuations in the value of individual securities or commodities as well as the securities and commodities markets generally, or interest rate fluctuations, without actually buying or selling the underlying security or commodity. For example, if a Fund anticipates an increase in the price of stocks or commodities, and it intends to purchase such at a later time, that Fund could enter into a futures contract to purchase a stock or commodity index as a temporary substitute. If an increase in the market occurs that influences the stock or commodities index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Interest rate and stock-index futures contracts are standardized contracts traded on commodity exchanges involving an obligation to purchase or sell a predetermined amount of a debt or equity security at a fixed date and price. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified foreign currency at a specified price, date, time and place. Foreign currency futures are similar to forward currency contracts, except that they are traded on commodities exchanges and are standardized as to contract size and delivery date. A precious metal-related commodity futures contract is an agreement between two parties, in which one party agrees to buy a precious metal commodity from the other at a later date at a price and quantity agreed-upon when the contract is made. Certain currencies or markets may require futures contracts to be traded over-the-counter through the use of swaps or structured notes. In investing in such transactions, a Fund would incur brokerage costs and would be required to make and maintain certain “margin” deposits. A Fund also would be required to earmark or segregate assets or otherwise cover the futures contracts requiring the purchase of foreign currencies. Most currency futures call for payment or delivery in U.S. dollars. Whenever possible, a Fund will not earmark or segregate 144A securities.

Currency futures are subject to the risks of other types of futures activities. In addition, while the value of currency futures and options on futures can be expected to correlate with exchange rates, it will not reflect other factors that may affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated security against a decline in the Yen, but will not protect a Fund against price declines if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of currency futures contracts to the value of the Fund’s investments denominated in that currency over time. Commodity futures contracts typically trade on futures exchanges, which offer a central marketplace in which to originate futures contracts and clear trades in a secondary market.

The value of portfolio securities will exceed the value of the futures contracts sold by a Fund. Therefore, an increase in the value of the futures contracts could only mitigate but not completely offset the decline in the value of such Fund’s assets. No consideration is paid or received by a Fund upon entering into a futures contract. Upon entering into a futures contract, a Fund will be required to deposit in a segregated account with its custodian or approved Futures Commission Merchant (“FCM”) an amount of cash or other liquid assets equal to a portion of the contract amount. This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to such Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable (a process known as “marking-to-market”). At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate such Fund’s existing position in the contract.

There are several risks in connection with the use of futures contracts as a hedging device. The successful use of futures contracts is subject to the ability of the Adviser to predict correctly movements in the price of the securities or currencies and the direction of the stock indices underlying the particular hedge. These predictions and the use of futures contracts involve skills and techniques that are different from those involved in the management of the portfolio securities being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities or currencies and movements in the price of the securities that are the subject of the hedge. A decision concerning whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends in interest rates.

Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market exists for such contracts. Although the Funds intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Funds to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, any increase in the value of the portion of such Fund’s securities being hedged may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

If a Fund has hedged against the possibility of an event adversely affecting the value of securities held in its portfolio and that event does not occur, such Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund’s performance. In addition, in such situations, if a Fund has insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. These sales of securities could, but will not necessarily, be at increased prices which reflect the change in interest rates or currency values, as the case may be.

There are additional factors associated with commodity futures contracts which may subject a Fund’s investments in them to greater volatility than investments in traditional securities. Unlike financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the physical commodity. The price of the commodity futures contract will reflect the storage cost of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately. In the commodity futures market, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and the speculators in the commodities markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing futures contract in a new futures contract, a Fund might reinvest at higher or lower futures prices, or choose to pursue other investments. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables which may have a larger impact on commodity prices and commodity linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of volatility of the prices of certain raw materials and the instability of the suppliers of other materials.

Pursuant to claims for exemption filed with the National Futures Association on behalf of the Trust and the Global Equity Fund, the Funds are not deemed to be “commodity pools” or “commodity pool operators” under the Commodity Exchange Act (“CEA”) and are not subject to registration or regulation as such under the CEA.

Options Transactions. A Fund may utilize up to 5% of its total assets to purchase put options on securities and instruments in which it may invest and an additional 5% of its total assets to purchase call options on securities and instruments in which it may invest. Both 5% limits are based on the aggregate current market values of all put and call options purchased. Such options are traded on foreign or U.S. exchanges or in the OTC market. Each Fund may write (sell) options to generate current income or as a hedge to reduce investment risk. A Fund will not write any call option or put option unless the option is covered and immediately thereafter the aggregate market value of all portfolio securities or currencies required to cover such options written by a Fund would not exceed 25% of its net assets. A Fund realizes fees (referred to as premiums”) for granting the rights evidenced by the call options it has written. A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and unwind than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

The purchaser of a put option may compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, the purchaser of a call option may compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a call option written by a Fund has the right to purchase from such Fund the underlying security owned by the Fund at the agreed-upon price for a specified time period.

A Fund may realize a profit or loss upon entering into a closing transaction. In cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when a Fund has purchased an option and engages in a closing sale transaction, whether such Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

Although a Fund will generally purchase or write only those options for which the Adviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market for an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered Options Clearing Corporation (“Clearing Corporation”) and securities exchanges facilities inadequate. These inadequacies led to the implementation of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or other events that may interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund’s ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and also may involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to a Fund. A Fund, however, intends to purchase OTC options only from dealers whose debt securities, as determined by its Adviser, are considered to be investment grade. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, a Fund would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

Securities exchanges generally have established limitations governing the maximum number of calls and puts that each class of share may hold, write or exercise within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of the Adviser and affiliates of the Adviser may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. Dollar amount limits apply to U.S. government securities. These limits may restrict the number of options a Fund will be able to purchase on a particular security.

In the case of options written by a Fund that are deemed covered by virtue of such Fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. In doing so, a Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but a Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the U.S. government securities for which a Fund may write covered call options. If a Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, a Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

In addition to writing covered options for other purposes, a Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedged position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedged position. A Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. A Fund will engage in hedging transactions only when deemed advisable by its Adviser. Successful use by a Fund of options will be subject to its Adviser’s ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund’s performance.

Covered Option Writing. The principal reason for writing covered call options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction is effected). Nevertheless, a Fund as the call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

The Funds will write only covered options. Accordingly, whenever a Fund writes a call option it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option. To support its obligation to purchase the underlying security if a put option is exercised, a Fund will either (1) earmark or segregate cash or liquid securities having a value at least equal to the exercise price of the underlying securities or (2) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying security) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Whenever possible, a Fund will not earmark or segregate 144A securities.

Upon the exercise of a put option written by a Fund, such Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, such Fund may suffer an economic loss equal to the excess of the security’s market value at the time of the option’s exercise over the greater of (i) the Fund’s acquisition cost of the security and (ii) the exercise price, less the premium received for writing the option.

Each Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration). To affect a closing purchase transaction, a Fund would purchase, prior to the holder’s exercise of an option that a Fund has written, an option of the same series as that on which such Fund desires to terminate its obligation. The obligation of a Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. There can be no assurance that a Fund will be able to effect closing purchase transactions at a time when it wishes to do so. As discussed above under “Options on Securities,” to facilitate closing purchase transactions, the Fund will write options only if a secondary market for the option exists on a recognized securities exchange or in the OTC market. Option writing for the Funds may be limited by position and exercise limits established by securities exchanges and the Financial Industry Regulatory Authority (“FINRA”). Furthermore, a Fund may, at times, have to limit its option writing in order to qualify as a regulated investment company under the Code.

Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively. A Fund may write (a) in-the-money call options when its Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when its Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when its Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.

So long as the obligation of a Fund as the writer of an option continues, such Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Clearing Corporation and of the securities exchange on which the option is written.

Each Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position. The Funds bear the risk that the prices of the securities being hedged will not move in the same amount as the hedge. Each Fund will engage in hedging transactions only when deemed advisable by the Adviser. Successful use by a Fund of options will depend on the Adviser’s ability to correctly predict movements in the direction of the security or currency underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund’s performance.

Purchasing Put and Call Options on Securities. Each Fund may purchase put options on portfolio securities, commodities and other instruments in which it may invest. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs.

Each Fund may purchase call options on instruments in which it may invest in order to acquire the underlying securities for the Fund at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. Each Fund also may purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security.

Prior to their expirations, put and call options may be sold in closing sale transactions (sales by a Fund, prior to the exercise of options that it has purchased, of options of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless and a Fund will lose the premium paid for the option.

Options on Indices. The International Equity Fund, International Equity Fund II, Global High Income Fund, U.S. Equity Funds and Global Equity Fund may purchase and sell call and put options on securities and commodity indices in which it may invest. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market value of the securities included in the index. A commodities index measures the movement of a certain group of commodities by assigning relative values to the commodities included in the index, fluctuating with changes in the market values of the commodities included in the index. A Fund generally may sell options on stock indices for the purpose of increasing gross income and to protect the Fund against declines in the value of securities they own or increase in the value of securities to be acquired. A Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. A Fund’s possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

Options on securities and commodities indices are similar to options on securities and commodities, respectively, except that the delivery requirements are different. In contrast to an option on a security or commodity, an option on a security or commodity index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security or commodity. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.”

Options on Swap Agreements. A Fund may enter into options on swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of a particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon the exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Foreign Currency Options. Please refer to “Foreign Currency Transactions” on page 19.

Options on Futures Contracts

There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions as to anticipated trends in interest rates, commodities and securities markets by a Fund’s Adviser, which could prove to be incorrect. Even if those expectations were correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities hedged.

Options on Interest Rate Futures Contracts. A Fund may purchase and write put and call options on interest rate futures contracts that are traded on a U.S. or foreign exchange or board of trade. These transactions may be used as a hedge against changes in interest rates and market conditions. Each Fund may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

As contrasted with the direct investment in such a contract, the option gives the purchaser the right, in return for the premium paid, to assume a position in a fixed-income or equity security futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds for calls or is less than for puts the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option, plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the NAV of the Funds.

Options on Foreign Currency Futures Contracts. The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Equity Fund may purchase and write put and call options on foreign currency futures contracts that are traded on a U.S. exchange or board of trade. These transactions may be used as a hedge against changes in interest rates and market conditions. Each Fund may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Options on Precious Metal-Related Futures Contracts. The International Equity Fund, International Equity Fund II and Global Equity Fund may purchase and write put and call options on precious metal-related futures contracts that are traded on a U.S. exchange or foreign exchange or board of trade. These transactions may be used as a hedge against changes in commodity prices and market conditions. Each Fund may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Options on foreign currency futures entitle a Fund, in return for the premium paid, to assume a position in an underlying foreign currency futures contract. In contrast to a direct investment in the contract, an option on a foreign currency futures contract gives the purchaser the right, not the obligation, to assume a long or short position in the relevant underlying currency at a predetermined price at a time in the future.

Currency futures and related options are subject to the risks of other types of futures activities. In addition, while the value of currency futures and options on futures can be expected to correlate with exchange rates, it will not reflect other factors that may affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated security against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of currency futures contracts to the value of the Fund’s investments denominated in that currency over time.

High-Yield/High-Risk Bonds

The Global High Income Fund may invest all of its assets and the International Equity Fund, International Equity Fund II and Global Equity Fund may each invest up to 10% of total assets in high-yield/high-risk bonds. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when they are due. Such bonds may have primarily speculative characteristics. In the event of an unanticipated default, the Fund would experience a reduction in its income and could expect a decline in the market value of the securities so affected. More careful analysis of the financial condition of each issuer of lower grade securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or, in the case of corporate issuers, individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Lower rated securities may also have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds.

Illiquid Securities

Each Fund may purchase illiquid securities in an amount not to exceed 15% of its total assets. Illiquid Securities are those securities that each Board or its delegate determines on an ongoing basis do not have an adequate trading market; or for other reasons are not readily resalable; or comprise securities whose disposition is restricted by federal securities laws. Investment in restricted or other illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time. Also, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

If illiquid securities exceed 15% of a Fund’s total assets after the time of purchase, the Adviser will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, a Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Fund to decline.

Income Deposit Securities (“IDS”)

The Global High Income Fund may invest in IDS. IDS consist of two securities, common shares and subordinated notes of the issuer, which are “clipped” together. Holders of IDSs receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield. The distribution policies of IDS issuers are similar to those of REITs, master limited partnerships and income trusts, which distribute a significant portion of their free cash flow. IDSs are listed on a stock exchange, but initially the underlying securities are not. However, in time (typically in the range of 45 to 90 days after the closing of the offering), holders may unclip the components of the IDSs and trade the common shares and subordinated notes separately.

Lending Portfolio Securities

Each Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations. Loans of a Fund’s securities may not exceed 33 1/3% of the Fund’s total assets. A Fund’s loans of securities will be collateralized by cash, letters of credit or U.S. government securities that will be maintained at all times in a segregated account with such Fund’s custodian in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment collateral received for securities loaned to the borrower.

By lending its portfolio securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities in the form of substitute payments, by investing the cash collateral in short-term instruments or by obtaining a fee paid by the borrower when U.S. government securities are used as collateral. A Fund will adhere to the following conditions whenever it lends its securities: (1) the Fund must initially receive at least 102% cash collateral or equivalent securities from the borrower for U.S. securities and 105% cash collateral or equivalent securities from the borrower for foreign securities; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable compensation on the loan, as well as substitute payments for any dividends, interest or other distributions on the loaned securities; (5) the Fund may pay only reasonable lending agent and custodian fees in connection with the loan; and (6) the Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan for material events and vote the proxy if time permits.

If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, a Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement security by the time the replacement investment is purchased. Loans will be made only to parties deemed by State Street to have the ability to perform as a borrower and when, in the Adviser’s judgment, the income earned would justify the risks. Cash received as collateral through loan transactions may be invested in other securities eligible for purchase by the Fund. Cash collateral may be invested in unaffiliated money market funds. The investment of cash collateral subjects that investment, as well as the securities loaned, to market appreciation or depreciation. The Fund is obligated to return the collateral to the borrower at the termination of the loan. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with cash collateral.

Money Market Investments

Each Fund may invest up to 20% of its total assets in short-term investment grade money market obligations. In addition, on occasion, the Adviser may deem it advisable to adopt a temporary defensive posture by investing a larger percentage of its assets in short-term money market obligations. These short-term instruments, which may be denominated in various currencies, consist of obligations of U.S. and foreign governments, their agencies or instrumentalities; obligations of foreign and U.S. banks; and commercial paper of corporations that, at the time of purchase, have a class of debt securities outstanding that is rated A-2 or higher by S&P or Prime-2 or higher by Moody’s or is determined by the Adviser to be of equivalent quality. Any short-term obligation rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody’s, the equivalent from another rating service or, if unrated, in the opinion of the Adviser determined to be an issue of comparable quality, will be a permitted investment. For temporary defensive purposes, including during times of international political or economic uncertainty, Funds could also invest without limit in securities denominated in U.S. dollars through investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities) (including repurchase agreements with respect to such securities).

Mortgage Related Securities

The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Equity Fund may invest in mortgage-related securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers.

Agency-Mortgage-Related Securities: The dominant issuers or guarantors of mortgage-related securities today are the Government National Mortgage Association (“GNMA”), Fannie Mae and the Federal Home Loan Mortgage Corporation (“FHLMC”). GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings associations. Fannie Mae and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

Fannie Mae Securities: Fannie Mae is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. Fannie Mae uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. government agency). The pools consist of one or more of the following types of loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

Federal Home Loan Mortgage Corporation Securities: The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must be whole loans, participation interests in whole loans and undivided interests in whole loans or participation in another FHLMC security.

Government National Mortgage Association Securities: GNMA is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government. Fannie Mae guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal, of its pass-through securities. Fannie Mae and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks. The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement (the “Preferred Stock Purchase Agreement”) with each of FNMA and FHLMC (as amended February 18, 2009) pursuant to which the U.S. Treasury will purchase up to an aggregate of $200 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. The liquidity backstop and the mortgage-backed securities purchase program terminated on December 31, 2009. The Preferred Stock Purchase Agreement was amended in January 2010 to raise the cap on the U.S. Treasury’s Funding Commitment to $200 billion plus all cumulative losses incurred over the next three years.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

Adjustable rate mortgage securities (“ARMs”) are a form of pass-through security representing interests in pools of mortgage loans, the interest rates of which are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMs tends to make their values less sensitive to interest rate changes. As the interest rates on the mortgages underlying ARMs are reset periodically, yields of such Global High Income Fund securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow the Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Fund. Further, because of this feature, the values of ARMs are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets minimum investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security’s actual average life. Like fixed income securities in general, mortgage-related securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-related securities held by a fund may be lengthened. As average life extends, price volatility generally increases. For that reason, extension of average life causes the market price of the mortgage-related securities to decrease further when interest rates rise than if the average lives were fixed. Conversely, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk. Prepayments in mortgages tend to increase, average life tends to decline and increases in value are correspondingly moderated.

Municipal Bonds

The Total Return Bond Fund and the Global High Income Fund may invest in securities (including tax-exempt securities) issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Prices and yields on Municipal Bonds are dependent on a variety of factors, including general credit conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund’s ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s Municipal Bonds in the same manner. Some longer-term Municipal Bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request - usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

The Total Return Bond Fund and the Global High Income Fund may also invest in certain tax-exempt Municipal Bonds. If the Internal Revenue Service or state tax authorities determine that an issuer of a tax-exempt Municipal Bond has not complied with applicable tax requirements, interest from the security could become taxable at the federal, state and/or local level and the security could decline significantly in value. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the Internal Revenue Service otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become taxable, possibly retroactively to the date the security was issued.

Non Deliverable Forwards

The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund and the Global Equity Fund may invest in Non Deliverable Forwards (“NDF”). NDF is an outright forward or futures contract in which counterparties settle the difference between the contracted NDF price or rate and the prevailing spot price or rate on an agreed notional amount. They are used in various markets such as foreign exchange and commodities. NDFs are prevalent in some countries where forward contract trading has been banned by the government (usually as a means to prevent exchange rate volatility).

Precious Metal-Related Instruments

The International Equity Fund, International Equity Fund II and Global Equity Fund may invest in precious metal-related instruments (such as gold, silver, platinum and palladium), including (i) the equity securities of companies that explore for, extract, process or deal in precious metals and related options or warrants thereof (ii) asset-based securities indexed to the value of such metals, such as ETFs and related options thereof (iii) precious metal futures, swaps, and (iv) commodity pools and other indirect investments in precious metals (collectively “precious metal-related instruments”). Investments in precious metal-related instruments may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when values of precious metal-related instruments are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability.

A Fund’s investments in precious metal-related instruments can fluctuate due to monetary and political developments such as economic cycles, the devaluation of currency, changes in inflation or expectations about inflation in various countries, interest rates, metal sales by governments or other entities, government regulation, and resource availability and demand. Changes in the political climate for the major precious metal producers such as China, Australia, South Africa, Russia, the United States, Peru and Canada may have a direct impact on worldwide precious metal prices. Based on historical experience, during periods of economic or fiscal instability precious metal-related instruments may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.

From time to time the International Equity Fund, International Equity Fund II and Global Equity Fund may have significant exposure to gold. Gold is a commodity which has risen significantly over the past decade and historically has been a volatile investment and from time to time subject to government restrictions or prohibitions. Although the International Equity Fund and the Global Equity Fund are not permitted to make direct investments in gold bullion, both are permitted to invest in gold through the precious-metal related instruments listed above.

Private Placements

Each Fund other than the Total Return Bond Fund may purchase securities that are privately placed and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Eligible private placements may include, in addition to more traditional private placement securities, securities sold pursuant to a court-allowed exemption that comprises a hybrid exemption under Sections 4(1) and 4(2) of the 1933 Act (Section 4(1½) Securities) and also private investments in public equity (PIPE) transactions. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell the securities when the Adviser believes that it is advisable to do so or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Fund’s net asset value.

While private placements may offer opportunities for investment that are not otherwise available on the open market, the securities so purchased are often “restricted securities,” which are securities that cannot be sold to the public without registration under the 1933 Act, or the availability of an exemption from registration (such as Rule 144 or Rule 144A under the 1933 Act), or that are not readily marketable because they are subject to other legal or contractual delays or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities. The judgment of the Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, in privately negotiated transactions to a limited number of purchasers, in limited quantities, after they have been held for a specified period of time, and after other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. A Fund may be deemed to be an underwriter for purposes of the 1933 Act when selling restricted securities to the public so that the Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

Privatization Vouchers

The International Equity Fund, International Equity Fund II, Global High Income Fund and Global Equity Fund may invest in privatization vouchers. Privatization vouchers are a method where citizens are given or can inexpensively buy a book of vouchers that represent potential shares in any state owned company. Voucher privatization has mainly been used in the early – to – mid 1990s in the transition economies of Central and Eastern Europe. Privatization vouchers may reflect distribution arrangements in which at least some shares of the ownership in state industrial enterprises could be transferred to private citizens for free. Organizations and enterprises may be prohibited from accepting privatization vouchers as instruments of payment for goods, services or work. However, privatization vouchers are otherwise negotiable instruments and they may be bought and sold on the market without restriction. Because there may be relatively few potential purchasers for these vouchers, especially under adverse market or economic conditions, these Funds could find it more difficult to sell the vouchers when the Adviser believes that it is advisable to do so or may be able to sell the vouchers only at prices lower than if the vouchers were more widely held. At times, it also may be more difficult to determine the fair value of the vouchers for purposes of computing the net asset value of these Funds.

Real Estate Investment Trusts (“REITs”)

The International Equity Fund, International Equity Fund II, Global High Income Fund, U.S. Equity Funds and Global Equity Fund may invest in shares of REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. Each Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects and illiquid markets. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from Investment Company Act of 1940, as amended (the “1940 Act”).

REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Real Estate Related Securities

Although no Fund may invest directly in real estate, certain Funds may invest in equity securities of issuers that are principally engaged in the real estate industry. Such investments are subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Investments by a Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights. In addition, if a Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund’s ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Internal Revenue Code (the “Code”).

Repurchase and Reverse Repurchase Agreements

Each Fund may enter into repurchase agreements on portfolio securities with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during such Fund’s holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the retail price provided in the agreement, including interest.

A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties that the Adviser deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund’s portfolio, although the Fund’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

In addition, although the Bankruptcy Code provides protection for most repurchase agreements, in the event that the other party to a repurchase agreement becomes bankrupt, the Fund may experience delay or be prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. To evaluate this risk, the Adviser has been delegated responsibility by each Board for monitoring the creditworthiness of those bank and non-bank dealers with which the Funds enter into repurchase agreements. A repurchase agreement is considered to be a loan under the 1940 Act. Under normal market conditions, a Fund may invest up to 20% of its total assets in repurchase agreements, although, for temporary defensive purposes, a Fund may invest in these agreements without limit.

Rule 144A Securities, Section 4(1½) Securities and Section 4(2) Commercial Paper

Each Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”), but that can be sold to “qualified institutional buyers” in accordance with the requirements stated in Rule 144A under the 1933 Act (“Rule 144A Securities”), sold pursuant to Section 4(2) of the 1933 Act (“4(2) Commercial Paper”), or sold pursuant to a court-allowed exemption that comprises a hybrid exemption under Sections 4(1) and 4(2) of the 1933 Act (“Section 4(1½) Securities”), as applicable. A Rule 144A Security, a Section 4(1½) Security or 4(2) Commercial Paper may be considered illiquid and therefore subject to a Fund’s 15% limitation on the purchase of illiquid securities, unless each Board or its delegate determines on an ongoing basis that an adequate trading market exists for the security. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. Each Board has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring liquidity of Rule 144A Securities, Section 4(1½) Securities and 4(2) Commercial Paper, although each Board retains ultimate responsibility for any determination regarding liquidity. Each Board will consider all factors in determining the liquidity of Rule 144A Securities, Section 4(1½) Securities and 4(2) Commercial Paper. Each Board will carefully monitor any investments by the Funds in Rule 144A Securities, Section 4(1½) Securities and 4(2) Commercial Paper.

Securities of Other Investment Companies

Each Fund may invest in securities of other investment companies including ETFs to the extent permitted under the 1940 Act. Investment by a Fund in the securities of other investment companies would involve the payment of duplicative fees (those charged by the Fund and the investment company in which the Fund invests).

Short Sales “Against the Box”

In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. Each Fund may engage in short sales if at the time of the short sale such Fund owns or has the right to obtain an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.”

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by such Fund’s custodian or qualified sub-custodian. While the short sale is open, a Fund will earmark or segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute such Fund’s long position. Not more than 10% of a Fund’s net assets (taken at current value) may be held as collateral for such short sales at any one time. Whenever possible, a Fund will not earmark or segregate 144A securities.

The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when a Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in a Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Funds will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

Structured Notes

Each Fund may invest in structured notes. Structured notes are specially-designed derivative debt instruments in which the terms may be structured by the purchaser and the issuer of the note. The amount of principal repayments and/or interest payments is based upon the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR), a single security, basket of securities, indices (such as the S&P 500) and precious metal-related instruments. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause a particular structured notes to become illiquid. A Fund may use structured notes to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

Swaps and Swap Related Products

Among the transactions into which a Fund may enter into are total return swaps, equity swaps, index swaps, interest rate swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from a Fund. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities, including, but not limited to, in circumstances in which direct investment is restricted by local law or is otherwise prohibited or impractical.

The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. A total return swap is a swap in which one party pays the total return of an asset, and the other party makes periodic interest payments. The total return is the capital gain or loss, plus any interest or dividend payments. If the total return is negative, then the party making periodic interest or dividend payments pays this amount to the other party. The parties have exposure to the return of the underlying stock or index, without having to hold the underlying assets. The profit or loss of the party making periodic interest or dividend payments is the same as actually owning the underlying asset. An equity swap is a special type of total return swap, where the underlying asset is a stock, a basket of stocks, or a stock index. One party to an equity swap agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments from the other party based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. The parties to an equity swap do not make an initial payment and do not have any voting or other rights of a stockholder. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. Interest rate swaps involve the exchange by the with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser believes such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. The Funds will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a nationally recognized securities rating organization (“NRSRO”) or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Credit Default Swaps: To the extent consistent with a Fund’s investment objective, a Fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.

A Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to a Fund in the event of a default.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. A Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, a Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by a Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to a Fund. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

U.S. Government Securities

Each Fund may invest in debt obligations of varying maturities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. government securities also include securities issued or guaranteed by a federal agency or instrumentality. The Funds also may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

Unrated Debt Securities

The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Equity Fund may invest in unrated debt instruments of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, the Adviser may treat such securities as unrated debt. See the Appendix for a description of bond rating categories.

Variable Rate Instruments

The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Equity Fund may invest in variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. The Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Some of the demand instruments are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or a third party providing credit support. If a demand instrument is not traded in the secondary market, the Funds will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days, in which case the instrument will be characterized as “not readily marketable” and therefore illiquid. If an issuer of such instruments were to default on its payment obligations, the Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Warrants

The International Equity Fund, International Equity Fund II and Global Equity Fund may invest up to 10% of their net assets in equity warrants, index warrants, covered warrants, interest rate warrants and long term options of, or relating to, international issuers that trade on an exchange or OTC. Over-the-counter equity warrants are usually traded only by financial institutions that have the ability to settle and clear these instruments. Over-the-counter warrants are instruments between the Fund and its counterparty (usually a securities dealer or bank) with no clearing organization guarantee. Thus, when the Fund purchases an over-the-counter warrant, the Fund relies on the counterparty to fulfill its obligations to the Fund if the Fund decides to exercise the warrant. The Global High Income Fund may invest in equity warrants, index warrants, covered warrants, interest rate warrants and long term options of, or relating to, global issuers that trade on an exchange or OTC. The Total Return Bond Fund may invest in interest rate warrants. Additionally, the U.S. Equity Funds may invest in equity warrants, index warrants and covered warrants.

Warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues (consisting of common and preferred stock, convertible preferred stock and warrants that themselves are only convertible into common, preferred or convertible preferred stock) of the issuing company or a related company at a fixed price either on a certain date or during a set period. The equity issue underlying an equity warrant is outstanding at the time the equity warrant is issued or is issued together with the warrant. At the time a Fund acquires an equity warrant convertible into a warrant, the terms and conditions under which the warrant received upon conversion can be exercised will have been determined; the warrant received upon conversion will only be convertible into a common, preferred or convertible preferred stock. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance.

Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (Euro-warrants). Equity warrants are traded on a number of European exchanges, principally in France, Germany, Japan, Netherlands, Switzerland and the United Kingdom, and in OTC markets. Since there is a readily available market for these securities, the Adviser of the Funds believes that international warrants should be considered a liquid investment.

Index warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, an equity index at a certain level over a fixed period of time. Index warrant transactions settle in cash.

Covered warrants are rights created by an issuer, typically a financial institution, normally entitling the holder to purchase from the issuer of the covered warrant outstanding securities of another company (or in some cases a basket of securities), which issuance may or may not have been authorized by the issuer or issuers of the securities underlying the covered warrants. In most cases, the holder of the covered warrant is entitled on its exercise to delivery of the underlying security, but in some cases the entitlement of the holder is to be paid in cash the difference between the value of the underlying security on the date of exercise and the strike price. The securities in respect of which covered warrants are issued are usually common stock, although they may entitle the holder to acquire warrants to acquire common stock. Covered warrants may be fully covered or partially covered. In the case of a fully covered warrant, the issuer of the warrant will beneficially own all of the underlying securities or will itself own warrants (which are typically issued by the issuer of the underlying securities in a separate transaction) to acquire the securities. The underlying securities or warrants are, in some cases, held by another member of the issuer’s group or by a custodian or other fiduciary for the holders of the covered warrants.

Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index (Bond Index) at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

Long term options operate much like covered warrants. Like covered warrants, long term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange’s trading regulations. Certain Funds will only acquire covered warrants, index warrants, interest rate warrants and long term options that are issued by entities deemed to be creditworthy by the Adviser. Investment in these instruments involves the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or warrants to acquire the underlying security (or cash in lieu thereof). To reduce this risk, a Fund will limit its holdings of covered warrants, index warrants, interest rate warrants and long term options to those issued by entities that either have a class of outstanding debt securities that is rated investment grade or higher by a recognized rating service or otherwise are considered by the Adviser to have the capacity to meet their obligations to the Fund.

When-Issued Securities and Delayed Delivery Transactions

Each Fund may purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. In these transactions, payment for and delivery of the securities occurs beyond the regular settlement dates, normally within 30-45 days after the transaction. A Fund will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, although, to the extent the Fund is fully invested, these transactions will have the same effect on net asset value per share as leverage. A Fund may, however, sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if the Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. A Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed-delivery basis prior to its stated delivery date but will continue to accrue income on a delayed-delivery security it has sold. When-issued securities may include securities purchased on a “when, as and if issued” basis under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. A Fund will earmark or segregate cash or liquid securities in an amount equal to the amount of its when-issued and delayed-delivery purchase commitments, and will segregate the securities underlying commitments to sell securities for delayed delivery. Placing securities rather than cash in the segregated account may have a leveraging effect on a Fund’s net assets. Whenever possible, a Fund will not earmark or segregate 144A securities.

TEMPORARY DEFENSIVE POSITION

Each Fund has the flexibility to respond promptly to changes in market, economic, political, or other unusual conditions. In the interest of preserving the value of the portfolios, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund may temporarily hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to

100% of its assets in high quality debt obligations, money market instruments or repurchase agreements. It is impossible to predict whether, when or for how long a Fund will employ a defensive strategy.

PORTFOLIO TURNOVER

The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Fund deems it desirable to sell or purchase securities. A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

High rates of portfolio turnover can lead to increased taxable gains and higher expenses. Certain practices and circumstances could result in high portfolio turnover. For example, the volume of shareholder purchase and redemption orders, market conditions, or the Adviser’s investment outlook may change over time. In addition, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. For each of the past two fiscal years, the portfolio turnover rates for the Funds were:

Fund Name	Portfolio Turnover Rate for the Fiscal Year Ended 10/31/08	Portfolio Turnover Rate for the Fiscal Year Ended 10/31/09

International Equity Fund	55%	201%†
International Equity Fund II	89%	205%†
Total Return Bond Fund	341%	289%
Global High Income Fund	28%	43%
U.S. Microcap Fund	215%	276%
U.S. Smallcap Fund	253%	281%
U.S. Midcap Fund	209%	232%
U.S. Multicap Fund	214%	240%
Global Equity Fund	200%	320%

†The portfolio turnover rate for the fiscal year ended October 31, 2009 varied significantly from the portfolio turnover rate for the fiscal year ended October 31, 2008 due to increased trading activity to implement regional and sector reallocations during last year’s extreme periods of volatility, while at the same time reduce indexed positions as markets began to be influenced by more long-term fundamental factors..

In an effort to utilize capital loss carryforwards, the Funds may engage in enhanced trading activity. This may result in additional trading costs, as well as increased portfolio turnover.

INVESTMENT LIMITATIONS

For the Total Return Bond Fund

The investment limitations numbered 1 through 11 have been adopted with respect to the Total Return Bond Fund as fundamental policies and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The Fund may not:

1.

Borrow money or issue senior securities except that a Fund may borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 30% of the value of the Fund’s total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund’s total assets at the time of such borrowing. Whenever such borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any investments (including roll-

overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to options, futures or forward currency contracts will not be deemed to be borrowings or pledges of the Fund’s assets.

2.

Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

3.

Make loans, except that the Fund may purchase or hold publicly distributed fixed-income securities, lend portfolio securities in an amount not exceeding 33-1/3% of the Fund’s net assets and enter into repurchase agreements.

4.

Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed-income securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

5.

Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in real estate limited partnerships, oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Fund may invest in (a) fixed-income securities secured by real estate, mortgages or interests therein, (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs and (c) futures contracts and related options and options on currencies. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.

6.

Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options and futures contracts and make short sales “against the box.”

7.

Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase or write options on securities, indices and currencies and (b) purchase or write options on futures contracts.

8.	Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

9.

Purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. government securities.

10.

Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the maintenance of margin in connection with options, forward contracts and futures contracts or related options will not be deemed to be a purchase of securities on margin.

11.

Invest more than 15% of the value of the Fund’s total assets in securities, which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.

For the International Equity Fund

The investment limitations numbered 1 through 12 have been adopted with respect to the International Equity Fund as fundamental policies and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The Fund may not:

1.

Borrow money or issue senior securities except that a Fund may borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 30% of the value of the Fund’s total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund’s total assets at the time of such borrowing. Whenever such borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to options, futures or forward currency contracts will not be deemed to be borrowings or pledges of the Fund’s assets.

2.

Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

3.

Make loans, except that the Fund may purchase or hold publicly distributed fixed-income securities, lend portfolio securities in an amount not exceeding 33-1/3% of the Fund’s net assets and enter into repurchase agreements.

4.

Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed-income securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

5.

Purchase or sell real estate except that the Fund may (i) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including REITs, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

6.

Purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and (iv) purchase or sell futures contracts.

7.

Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options and futures contracts and make short sales “against the box.”

8.

Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase or write options on securities, indices, commodities and currencies and (b) purchase or write options on futures contracts.

9.	Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

10.

Purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. government securities.

11.

Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the maintenance of margin in connection with options, forward contracts and futures contracts or related options will not be deemed to be a purchase of securities on margin.

12.

Invest more than 15% of the value of the Fund’s total assets in securities, which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.

For the International Equity Fund II

The investment limitations numbered 1 through 10 have been adopted with respect to the International Equity Fund II as fundamental policies and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The Fund may not:

1.

Borrow money or issue senior securities except that the Fund may borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 30% of the value of the Fund’s total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund’s total assets at the time of such borrowing. Whenever such borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to options, futures or forward currency contracts will not be deemed to be borrowings or pledges of the Fund’s assets.

2.

Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

3.

Make loans, except that the Fund may purchase or hold publicly distributed fixed-income securities, lend portfolio securities in an amount not exceeding 33-1/3% of the Fund’s net assets and enter into repurchase agreements.

4.

Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed-income securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

5.

Purchase or sell real estate except the Fund may (i) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including REITs, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

6.

Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options and futures contracts and make short sales “against the box.”

7.	Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

8.

Purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. government securities.

9.

Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the maintenance of margin in connection with options, forward contracts and futures contracts or related options will not be deemed to be a purchase of securities on margin.

10.

Invest more than 15% of the value of the Fund’s total assets in securities, which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.

For the U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund and U.S. Multicap Fund

The investment limitations numbered 1 through 9 have been adopted with respect to the U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund and U.S. Multicap Fund as fundamental policies and may not be changed with respect to each Fund without the affirmative vote of the holders of a majority of that Fund’s outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The Funds may not:

1.	Issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

2.	Engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

3.

Underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws.

4.

Purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industries.

5.

Purchase or sell real estate except the Fund may (i) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including REITs, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

6.

Purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instrument; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and (iv) purchase or sell futures contracts.

7.

Make loans to other persons except that the Fund may (i) engage in repurchase agreements; (ii) lend portfolio securities in an amount not exceeding 33 1/3% of the Fund’s net assets, (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

8.

With respect to 75% of the Funds’ total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the voting securities of that issuer.

9.	Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

For the Global High Income Fund and the Global Equity Fund

The investment limitations below have been adopted with respect to the Global High Income Fund and the Global

Equity Fund as fundamental policies and may not be changed with respect to each Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The Funds may not:

1.	Issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

2.	Engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

3.

Underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws.

4.

Purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industries.

5.

Purchase or sell real estate except the Fund may (i) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

6.

Purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instrument; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and (iv) purchase or sell futures contracts.

7.

Make loans to other persons except that the Fund may (i) engage in repurchase agreements; (ii) lend portfolio securities in an amount not exceeding 33 1/3% of the Fund’s net assets, (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

8.

Invest more than 15% of the value of the Fund’s total assets in securities, which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.

In addition, the Global Equity Fund may not:

with respect to 75% of the Global Equity Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Global Equity Fund would hold more than 10% of the voting securities of that issuer.

The following investment limitations have been adopted with respect to the Global High Income Fund as a non-fundamental operating policy. Non-fundamental investment limitations may be changed by the Board at any time without shareholder approval.

(i)	The Global High Income Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. In addition, the Global High Income Fund may engage in reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques.

(ii)

The following activities will not be considered to be issuing senior securities with respect to the Global High Income Fund: (a) collateral arrangements in connection with any type of option, futures contract, forward contract or swap; (b) collateral arrangements in connection with initial and variation margin; (c) a pledge, mortgage or hypothecation of the Global High Income Fund’s assets to secure its borrowings; or (d) a pledge of the Fund’s assets to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

The following investment limitations have been adopted with respect to the Global Equity Fund as a non-fundamental operating policy. Non-fundamental investment limitations may be changed by the Board at any time without shareholder approval.

(i)

The Global Equity Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. In addition, the Global Equity Fund may engage in reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques.

(ii)

The following activities will not be considered to be issuing senior securities with respect to the Global Equity Fund: (a) collateral arrangements in connection with any type of option, futures contract, forward contract or swap; (b) collateral arrangements in connection with initial and variation margin; or (c) a pledge, mortgage or hypothecation of the Global Equity Fund’s assets to secure its borrowings.

For All Funds

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund’s assets will not constitute a violation of such restriction. It is the intention of the Funds, unless otherwise indicated, that with respect to the Funds’ policies that are the result of the application of law the Funds will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

DISCLOSURE OF THE FUNDS’ PORTFOLIO HOLDINGS

Each Board has adopted policies with respect to the disclosure of Fund portfolio holdings. Such policies and procedures regarding disclosure of portfolio securities are designed to prevent the misuse of material, non-public information about the Funds. As a general rule, no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except as provided below.

A Fund’s top ten holdings and other information as of month-end are available and are posted on the Funds’ website at www.artiofunds.com no earlier than five calendar days after such month’s end. For their second and fourth fiscal quarters, the Funds publicly disclose a comprehensive schedule of a Fund’s portfolio holdings as of such fiscal quarter-end, no earlier than the first business day falling thirty days and no later than sixty days after such quarter’s end, by means of their annual and semi-annual reports. The Funds’ annual and semi-annual reports, including their complete portfolio holdings, are sent to shareholders no more than sixty days’ after the relevant period end. The Funds’ annual and semi-annual reports are also filed with the SEC within ten days of being sent to shareholders. The Funds disclose complete portfolio holdings for their first and third fiscal quarters within sixty days of the relevant quarter end in their Form N-Q filings with the SEC. In addition, complete portfolio holdings of the Funds, except International Equity Fund, International Equity Fund II and Global Equity Fund, as of month-end are available and posted on the Funds’ website at www.artiofunds.com no earlier than the first business day following the next calendar month’s end. Complete portfolio holdings of International Equity Fund, International Equity Fund II and Global Equity Fund as of each of the three month-ends within the Fund’s fiscal quarter are available and posted on the Fund’s website at www.artiofunds.com after International Equity Fund, International Equity Fund II and Global Equity Fund files its respective Form N-Q or annual or semi-annual report for that particular fiscal quarter with the SEC. You may obtain a copy of the Funds’ schedule of portfolio holdings or top ten holdings discussed above by accessing the information on the Funds’ website at www.artiofunds.com. The Funds’ SEC filings are available for viewing on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s public reference room (information on the operation and terms of usage of the SEC public reference room is available at www.sec.gov/info/edgar/prrrules.htm or by calling 1-202-551-8090).

In addition to the disclosure of portfolio holdings, the Funds have adopted policies with respect to the disclosure of other information concerning the characteristics of a Fund’s portfolio. The Funds are permitted to provide any information on a current basis as long as it does not include references to specific holdings.

For some investment mandates, the portfolio of a Fund may be utilized as a “representative account” (“Fund Representative Account”) so that the Fund’s portfolio holdings may be disclosed to the Adviser’s existing and prospective separate account clients, consultants and others. This disclosure of a Fund Representative Account’s holdings is permitted provided that (a) the applicable Fund is not identified as being the Fund Representative Account in compliance with applicable laws and regulations and interpretive positions relating to mutual fund advertising and (b) such portfolio holdings were previously publicly disclosed in accordance with these policies. In addition, the Funds may distribute analytical information concerning a Fund Representative Account’s portfolio as mentioned above with respect to information concerning characteristics of a Fund’s portfolio, provided the applicable Fund is not identified in any manner as being the Fund Representative Account.

The portfolio holdings of the Funds may be considered material, non-public information. In an effort to prevent the misuse of such information, the Funds have adopted a general policy not to selectively disclose to any person the portfolio holdings of the Funds. As permitted by SEC rules, the Funds’ policy of preventing selective disclosure of portfolio holdings does not apply to: (1) persons who owe a fiduciary or other duty of trust and confidence to the Funds (such as the Funds’ legal counsel and independent registered public accounting firm); or (2) persons to whom disclosure is made in advancement of a legitimate business purpose of the Funds and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement (such as arrangements described in the next paragraph). The Funds’ policies provide that such parties are subject to duties of confidentiality imposed by law and/or contract.

Pursuant to this policy, for the legitimate business purposes stated below and in each case subject to a non-disclosure agreement, the Funds may enter into arrangements (and may enter into similar arrangements in the future) providing for more frequent than standard disclosure of portfolio holdings with the following: (1) vendors contracted by the Adviser to provide services relating to the Funds (such as translators, securities lending agents, statistical rating agencies, analytics firms engaged by the Adviser’s investment teams, proxy evaluation vendors, pricing services, credit rating agencies, or entities that provide back-office service functions for the Adviser); (2) market data vendors (such as mutual fund ranking and rating organizations) for the purpose of facilitating such organizations’ evaluations of the Funds and the public dissemination of rankings, ratings and other evaluations of the Funds by these organizations; (3) reputable investment management industry consultants for the purpose of facilitating their evaluation of the Funds and the public dissemination of their views concerning the Funds in a manner similar to market data vendors; (4) consultants to: (a) separate account clients and prospects, (b) institutional fund shareholders and prospective shareholders and (c) retirement plans for the purpose of evaluating the capabilities of the Adviser in managing particular types of investment mandates; (5) industry trade groups such as the Investment Company Institute for the purpose of compiling and studying industry-wide data concerning mutual funds; and (6) analytical groups within brokerage firms or other intermediaries involved in the distribution of mutual fund shares for the purpose of performing initial and ongoing due diligence concerning the sale of the Funds through an intermediary’s system. Additional categories involving legitimate business purpose may be added upon approval of each Board.

Separate accounts, unregistered commingled investment vehicles and registered investment companies that are managed or sub-advised by the Adviser in a similar manner to the Funds are subject to different portfolio holdings disclosure standards. Each client account of the Adviser is included within a composite of client accounts that are managed in a specific style and constructed in accordance with performance guidelines. For some styles, the portfolio of a client separate account or unregistered commingled investment pool may be utilized as a “representative account” (“Non-Fund Representative Account”) so that its portfolio holdings may be disclosed in sales materials to existing and prospective separate account clients, consultants, registered investment advisers, broker dealer intermediaries and others. This disclosure of a Non-Fund Representative Account’s holdings is permitted by the Adviser provided that (a) the applicable client or unregistered commingled investment pool is not identified as being the Non-Fund Representative Account and (b) the portfolio holdings are as of a month-end date and the information is provided no earlier than the first business day falling forty-five days after such month’s end for International Equity Fund, International Equity Fund II and Global Equity Fund mandates and thirty days after such month’s end for all other Fund mandates. The Adviser may and can provide any information on a current basis as long as it does not include references to specific holdings. The Adviser’s policies are not intended to prevent communications with clients concerning their accounts. Certain institutional funds and accounts managed by the Adviser have substantially similar investment objectives and policies to certain Funds that are generally available to the public and may therefore have substantially similar portfolio holdings.

Each Board may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Funds’ disclosure policies. Proposals to disclose portfolio holdings must be authorized by the Funds’ Chief Compliance Officer. Any such authorizations will be for legitimate business purposes and disclosed to the Board no later than its next regularly scheduled quarterly meeting.

The foregoing portfolio holdings disclosure policies are designed to provide useful information concerning the Funds to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading in shares of the Funds and/or in portfolio securities held by the Funds. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of “market timing” models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Funds.

Each Fund will provide material non-public holdings information to third-parties that, (i) calculate information derived from holdings either for use by the Adviser or by firms that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants and analytical groups within brokerage firms or other intermediaries), and (ii) enter into confidentiality agreements that generally provide that (a) the portfolio information is the confidential property of the Funds and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; (b) the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, (i) are authorized to have access to the portfolio information and (ii) are subject to confidentiality obligations no less restrictive than the confidentiality obligations contained in the confidentiality agreement; (c) the disclosure to any third party of the name or other identifying information with respect to any security included in the portfolio information is prohibited during the confidentiality period; (d) upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information; and (e) portfolio information may be deemed to no longer be confidential if (i) it is already known to the recipient prior to disclosure by the Funds, (ii) it becomes publicly known without breach of the confidentiality agreement by the recipient, (iii) it is received from a third party and, to the knowledge of the recipient, the disclosure by such third party is not a breach of any agreement to which such third party is subject, or (iv) it is authorized by the Funds to be disclosed. In addition, confidentiality agreements should clearly state the legitimate business purpose. Any confidentiality agreement must be in form and substance acceptable to the Funds’ Chief Compliance Officer. The Funds’ Chief Compliance Officer may deviate from these minimum provisions if he or she believes that such deviations are reasonable and consistent with reasonably protecting the confidentiality of the Funds’ portfolio information. The entities that may receive the information for the Funds as described above are: Factset, Vestek, Northern Trust Company, Charles River Systems, Inc., Elkins/McSherry LLC, Ernst and Young and RiskMetrics Group. In addition, Yield Book, Inc. may receive complete portfolio holdings of Total Return Bond Fund daily and Wachovia may receive complete portfolio holdings of International Equity Fund II as of each calendar quarter thirty days after such quarter-end. A Fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Fund. Except as discussed above, each Fund may provide to ratings and rankings organizations the same information at the same time that it is made publicly available under the Funds’ policies.

In addition, material non-public holdings information may be provided as part of the normal investment activities of each Fund to: the administrator; auditors; the custodian; the securities lending agent; commission-recapture program administrator; the pricing vendor(s); fair value pricing services; broker-dealers in connection requests for price quotations or bids on one or more securities; foreign tax-related services; financial reporting and registration statement printing vendors; website support providers; legal counsel to the Funds or the non-interested trustees or non-interested directors; regulatory authorities; and parties to litigation. The entities to whom each Fund voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to each Fund, are required to maintain the confidentiality of the information disclosed.

MANAGEMENT OF THE FUNDS

BOARDS OF TRUSTEES AND DIRECTORS

Overall responsibility for management and supervision of the Funds rests with the Trustees, Directors and officers of the Funds. The Boards are composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds. The Trustees or Directors approve all significant agreements between the Funds and the persons and companies that furnish services to the Funds, including agreements with its distributor, custodian, transfer agent, investment adviser, and administrator. The Adviser is responsible for running all of the operations of the Funds, except for those that are subcontracted to the custodian, fund accounting agent, transfer agent, distributor and administrator.

TRUSTEES, DIRECTORS AND OFFICERS

The names of the Trustees, Directors and officers of the Funds, their addresses, dates of birth, principal occupations during the past five years and other affiliations are set forth below. The Fund Complex, referred to in the charts below, is comprised of the eight series of the Trust and the Global Equity Fund (“GEF”).

Independent Trustees and Directors:

Name, Age[3] and Address	Positions, Term of Office[1] and Length of Time Served with the Funds	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Family Overseen by Trustee or Director	Other Directorships[2] Held

Antoine Bernheim 56 330 Madison Avenue New York, NY 10017	Trustee of the Trust since November 2004; Director of GEF since July 1990; Chairman of the Fund Complex since December 2008.	President, Dome Capital Management, Inc., 1984 – present (investment advisory firm); Chairman, Dome Securities Corp., 1995 – present (broker/dealer); President, The U.S. Offshore Funds Directory, 1990 - present (publishing)	9	None
Thomas Gibbons 62 330 Madison Avenue New York, NY 10017	Trustee of the Trust since November 2004; Director of GEF since December 1993.	President, Cornerstone Associates Management, 1987 – present (consulting firm)	9	None
Harvey B. Kaplan 72 330 Madison Avenue New York, NY 10017	Trustee of the Trust since December 1995; Director of GEF since July 1990.	Retired since 2006; Controller (Chief Financial Officer), Easter Unlimited, Inc., 1990 – 2006 (toy and novelty company)	9	None
Robert S. Matthews 66 330 Madison Avenue New York, NY 10017	Trustee of the Trust since June 1992; Director of GEF since June 2002.	Managing Partner, Matthews & Co. (certified public accounting firm)	9	Trustee, Allstate Financial Investment Trust, 2008 - present, (investment company).

Name, Age[3] and Address	Positions, Term of Office[1] and Length of Time Served with the Funds	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Family Overseen by Trustee or Director	Other Directorships[2] Held

Robert J. McGuire	Trustee of the Trust since	Self-employed	9	Director, Mutual of
72 415 Madison Avenue, 17th Floor New York, NY 10017	June 2006; Director of GEF since 2006.	Attorney/Consultant, 1998 – present; Counsel, Morvillo, Abramowitz, Grand, Iason & Silberberg, P.C., 1998 – 2005.		America Life Insurance Co., 2008 – present; Director, Six Flags, Inc., 2003 – 2010 (entertainment); Director, Protection One, Inc., 2005 – 2010 (security systems).
Peter Wolfram 56 101 Park Avenue New York, NY 10178	Trustee of the Trust since June 1992; Director of GEF since November 2004.	Partner, Kelley Drye & Warren LLP (law firm)	9	None

[1]

Each Trustee/Director serves during the lifetime of the Trust/GEF or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next special meeting of the Funds’ shareholders/stockholders and until the election and qualification of his or her successor. The current retirement age is 75.

[2]	Directorships include public companies and any company registered as an investment company.

[3]	Age calculated as of October 31, 2009.

Interested Trustees and Directors:

Name, Age[4] and Address	Position and Term of Office[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Family Overseen by Trustee or Director	Other Directorships[2] Held

Glen Wisher[3] 46 330 Madison Avenue New York, NY 10017	Trustee of the Trust since September 2005; Director of GEF since December 2005.	President and Member of the Board of Artio Global Investors, Inc., 2007 – present; Member of the Board of Artio Global, 2004-present; Member of the Board of Artio Global Holdings LLC, 2004 – present; Member of the Board of Artio Capital Management LLC, 2007 – present; Chief Executive Officer of Julius Baer Americas Inc., 2004-2007; Head of Institutional Asset Management, New York, 2001-2004.	9	None

[1]

Each Trustee/Director serves during the lifetime of the Trust/GEF or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next special meeting of the Funds’ shareholders/stockholders and until the election and qualification of his or her successor.

[2]	Directorships include public companies and any company registered as an investment company.

[3]	Mr. Wisher is an interested trustee because he is an employee of Artio Global Investors, Inc.

[4]	Age calculated as of October 31, 2009.

Officers of Funds:

The business address for each officer of the Funds, except Ms. McGowan, Mr. Smith, Mr. James, Ms. Coop, Mr. McVoy and Mr. Kapner is Artio Global Management LLC, 330 Madison Avenue, New York, New York 10017. The business address for Ms. McGowan, Mr. Smith, Ms. Watson, and Ms. Coop is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts, 02111. The business address for Mr. McVoy is U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202. The business address for Mr. Kapner is P.O. Box 388, Jericho, NY 17753-0388.

Name and Age[3]	Position and Term of Office[1,2]	Length of Time Served As Fund Officer	Principal Occupation(s) During Past Five Years

Anthony Williams 45	President, Chief Executive Officer and Principal Executive Officer	Officer of the Funds since 2004.	•	Chief Operating Officer and member of Board of Directors of Artio Global (2004 – present)
			•	Board of Directors of Artio Global Investors, Inc. (2007 – present)
			•	Chief Executive Officer, Artio Global (2004-2007)
			•	Chief Operating Officer, Artio Global (2003-2004)
Denise Downey 48	Vice President	Officer of the Funds since 1995.	•	First Vice President and Head of Marketing, Artio Global (2002 – present)
Greg Hopper 52	Vice President	Officer of the Funds since 2002.	•	Senior Vice President, Artio Global (2009 – present)
			•	First Vice President, Artio Global (2002 – 2009)
Samuel Dedio 43	Vice President	Officer of the Trust since 2006.	•	Senior Portfolio Manager and First Vice President, Artio Global (2006 – present)
			•	Managing Director, Deutsche Asset Management (1999 – 2006).
Richard C. Pell 55	Vice President	Officer of the Trust since 1995; for GEF, since 2004.	•	Chief Executive Officer and Chairman of the Board of Directors, Artio Global Investors Inc. (2007 – present)
			•	Chief Executive Officer, Artio Global (2007-present)
			•	Chief Investment Officer, Artio Global (1995 – present)
Donald Quigley 45	Vice President	Officer of the Trust since 2001.	•	Senior Vice President and Head of Global Fixed-Income, Artio Global (2001 – present)
Rudolph-Riad Younes 48	Vice President	Officer of the Trust since 1997; for GEF, since 2004.	•	Managing Director and Head of International Equity, Artio Global (2002 – present)
Timothy J. Clemens 34	Chief Financial Officer	Officer of the Funds since 2009.	•	Vice President, Artio Global (2009 – present)
			•	Vice President, The Bank of New York Mellon (2006-2009)
			•	Vice President, Gemini Fund Services LLC (2001 – 2006)

Name and Age[3]	Position and Term of Office[1,2]	Length of Time Served As Fund Officer	Principal Occupation(s) During Past Five Years

Alex Bogaenko 46	Treasurer	Officer of the Funds since 2005.	•	Vice President, Artio Global (2005 – present)
			•	Manager of Accounting and Director of Portfolio Administration, Van Eck Global (1995 – 2005)
Prasad Nanisetty 53	Chief Risk Officer	Officer of the Funds since 2008.	•	Head of Risk Management, Artio Global (2004 – present)
			•	Senior Vice President, Jennison Associates (2000 – 2004)
Ken Kapner 52	Vice President of Risk Management	Officer of the Funds since 2009.	•	President, CEO, Financial Trainer and Consultant, Global Financial Markets Institute (1997 – present)
John Whilesmith 42	Secretary	Officer of the Funds since 2005.	•	Vice President and Operations Compliance Officer, Artio Global (2005 – present)
			•	Compliance Officer, Morgan Stanley Investment Management (2002 – 2005)
Michael K. Quain 52	Chief Compliance Officer	Officer of the Funds since 2004.	•	First Vice President, Artio Global (2002 – present)
			•	President and Chief Executive Officer, Artio Global Equity Fund Inc. (1997 – 2004)
			•	President and Chief Executive Officer, Artio Global Investment Funds (1998 – 2004)
Michael McVoy 52	Anti-Money Laundering and Identity Theft Officer	Officer of the Funds since 2004.	•	Chief Compliance Officer for U.S. Bancorp (2002 – present)
			•	Legal Counsel for U.S. Bancorp (formerly, Firstar Corp.) (1986 – 2006)
			•	Senior Vice President and Risk Manager for U.S. Bancorp (1999 – present)
Victoria McGowan 43	Assistant Treasurer	Officer of the Funds since 2003.	•	Senior Vice President, State Street Bank and Trust Company (2007 – present)
			•	Senior Director, State Street Bank and Trust Company (formerly Investors Bank and Trust Company)(2002 – 2007)
Brian Smith 42	Assistant Treasurer	Officer of the Funds since 2007.	•	Vice President, , State Street Bank and Trust Company (2007 – present)
			•	Director, Mutual Fund Administration, State Street Bank and Trust Company (formerly Investors Bank and Trust Company) (2005 – 2007)
			•	Senior Manager, Mutual Fund Administration, State Street Bank and Trust Company (2003 – 2005)

Name and Age[3]	Position and Term of Office[1,2]	Length of Time Served As Fund Officer	Principal Occupation(s) During Past Five Years

David James 39	Assistant Secretary	Officer of the Funds since 2010.	•	Vice President and Managing Counsel, State Street Bank and Trust Company (2009 to present)
			•	Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006 to 2009)
			•	Retired (2005)
			•	Assistant Vice President and Counsel, State Street Bank and Trust Company (October 2000 to December 2004)
Tracie A. Coop 33	Assistant Secretary	Officer of the Funds since 2008.	•	Vice President and Senior Counsel, State Street Bank and Trust Company (2007 – present)
			•	Associate Counsel and Manager, Natixis Asset Management Advisors, L.P. (2006 – 2007)
			•	Associate Counsel, Natixis Asset Management Advisors, L.P. (2005 – 2006)
			•	Legal Product Manager, Natixis Asset Management Advisors, L.P. (2000 – 2005)

[1]	Each officer of the Global Equity Fund is elected for a term of 1 year and until his or her successor is duly elected and qualified.

[2]

Pursuant to the Trust’s By-laws, officers of the Trust are elected by the Board of Trustees to hold such office until his or her successor is chosen and qualified, or until they resign or are removed from office.

[3]	Age calculated as of October 31, 2009.

Share Ownership in the Fund Complex as of December 31, 2009

Name of Trustee/Director	Dollar Range of Equity Securities in the Trust*	Dollar Range of Equity Securities in the Global Equity Fund	Aggregate Dollar Range of Equity Securities in all Funds of the Fund Family

Disinterested Trustees/Directors
Antoine Bernheim	International Equity Fund II $1 - $10,000	None	$1 - $10,000
Thomas Gibbons	International Equity Fund II $1 - $10,000	$1 - $10,000	$10,001 - $50,000
Harvey B. Kaplan	International Equity Fund $10,001 - $50,000 Total Return Bond Fund $10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000
Robert S. Matthews	International Equity Fund over $100,000 International Equity Fund II $10,001 - $50,000 Global High Income Fund $1 - $10,000	$1 - $10,000	over $100,000
Robert J. McGuire	International Equity Fund II over $100,000	None	over $100,000

Name of Trustee/Director	Dollar Range of Equity Securities in the Trust*	Dollar Range of Equity Securities in the Global Equity Fund	Aggregate Dollar Range of Equity Securities in all Funds of the Fund Family

Disinterested Trustees/Directors
Peter Wolfram	None	$10,001 - $50,000	$10,001 - $50,000

Name of Trustee/Director	Dollar Range of Equity Securities in the Trust	Dollar Range of Equity Securities in the Global Equity Fund	Aggregate Dollar Range of Equity Securities in all Funds of the Fund Family

Interested Trustees/Directors
Glen Wisher

International Equity Fund
over $100,000
International Equity Fund II
$50,001 - $100,000
Total Return Bond Fund
$50,001 - $100,000
Global High Income Fund
over $100,000
U.S. Microcap Fund
$10,001 - $50,000
U.S. Smallcap Fund
$10,001 - $50,000
U.S. Midcap Fund
$10,001 - $50,000
U.S. Multicap Fund
$10,001 - $50,000

		over $100,000	over $100,000

Both the Trust and Global Equity Fund have Audit Committees consisting of Messrs. Matthews (Chairman), Kaplan and McGuire who are Directors and Trustees who are not “interested persons” of the Boards as defined by the 1940 Act (“Independent Board members”). As set forth in its respective charter, the primary duties of the Audit Committees are: 1) to recommend to the Board auditors to be retained for the next fiscal year, 2) to meet with the Funds’ independent registered public accounting firms as necessary, 3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the Adviser or the auditors, 4) to review and pre-approve the fees charged by the auditors for audit and non-audit services, 5) to investigate improprieties or suspected improprieties in each Fund’s operations, 6) to review the findings of SEC examinations and consult with the Adviser on appropriate responses, and 7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committees may deem necessary or appropriate. Each Audit Committee met three times during the fiscal year ended October 31, 2009.

Both the Trust and Global Equity Fund have Nominating Committees that are comprised of Messrs. Wolfram (Chairman), Kaplan and Bernheim, who are Independent Board members. As set forth in its respective charter, the Nominating Committees’ primary responsibility is to evaluate and nominate candidates when there is a vacancy on the respective Board. The Nominating Committees also monitor the performance of legal counsel employed by the funds and independent trustees/directors and oversee Board governance procedures. The Nominating Committees met once during the fiscal year ended October 31, 2009.

The Funds’ Nominating Committees receive, review and maintain files of individuals qualified to be recommended as nominees for election as Trustees, including any recommendations proposed by shareholders, and presents recommendations to the Board. The Nominating Committees evaluate the candidates’ qualifications, including their character, judgment, business experience, diversity and acumen, and their independence from the Funds’ Adviser and other principal service providers. The minimum qualifications and standards that the Funds seek for nominees are: reputation for integrity, good business sense, stature sufficient to instill confidence, a sense of materiality, ability to commit the necessary time, financial independence from board fees, and familiarity with financial statements and basic investment principles.

The Nominating Committees will consider nominees recommended by shareholders. Recommendations should be submitted in writing to the Secretary of the Funds. Any shareholder recommendation of candidates must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“1934 Act”), to be considered by the Nominating Committees. In evaluating a candidate recommended by a shareholder, the Nominating Committees, in addition to the factors discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. The Nominating Committees also review the compensation arrangements for the Independent Board members.

Both the Trust and Global Equity Fund have Compensation Committees, which are sub-committees of the Nominating Committees. The members of the Compensation Committees are Messrs. McGuire (Chairman), Matthews and Wolfram. The Compensation Committees periodically review trustee compensation and expenses, committee members’ compensation, Chief Compliance Officer compensation and recommend appropriate changes to the Board. The Compensation Committees met once during the fiscal year ended October 31, 2009.

Both the Trust and Global Equity Fund have standing Valuation Committees, which are comprised of Messrs. Matthews (Co-Chairman), Kaplan (Co-Chairman) and Wolfram, who are all Independent Board members, and Mr. Wisher. As set forth in its respective charter, the Valuation Committees’ primary responsibility is to make fair value determinations on behalf of the Board. The Valuation Committees met four times during the fiscal year ended October 31, 2009. The Valuation Committees meet as necessary.

Both the Trust and Global Equity Fund have Administrative Service Committees, which is comprised of Messrs. Gibbons (Chairman) and Wolfram. In addition to other responsibilities, the Administrative Service Committees shall review contracts with the Administrator, Custodian, Transfer Agent, and Distributor/Principal Underwriter prior to submission to the full board for approval. The Administrative Service Committees met once during the fiscal year ended October 31, 2009. The Administrative Service Committees meet as necessary.

Both the Trust and Global Equity Fund have Annual Advisory Contract Review Committees, which are comprised of Messrs. Gibbons (Chairman) and Kaplan. In addition to other responsibilities, the Annual Advisory Contract Review Committees shall gather and review information necessary to evaluate the terms of the advisory agreements on an annual basis prior to the submission of the advisory agreement to the full Board for approval. The Annual Advisory Contract Review Committees met once during the fiscal year ended October 31, 2009. The Annual Advisory Contract Review Committees meet as necessary.

Both the Trust and Global Equity Fund have a Compliance Committee, which is comprised of Messrs. Bernheim (Chairman) and McGuire. In addition to other responsibilities, the Compliance Committees shall periodically review the (i) Chief Compliance Officer’s process of reviewing each service provider’s compliance programs, including the Adviser; (ii) any violations of the Code of Ethics; (iii) any proposed plans of Fund mergers, sales, acquisitions, conversions or other similar transactions for the Funds or their Adviser; (iv) any compliance matter brought to its attention; (v) all audits by and reply letters to the SEC; and (vi) forensic testing by the Chief Compliance Officer. The Compliance Committees met once during the fiscal year ended October 31, 2009. The Compliance Committees meet as necessary.

Both the Trust and Global Equity Fund have a Risk Management Oversight Committee, which is comprised of Messrs. Wisher (Chairman), Bernheim, Kaplan, McGuire and Wolfram. In addition to other responsibilities, the Risk Management Oversight Committees shall oversee the Funds’ risk management policies and procedures and investments in futures, swaps, options and other derivatives and similar financial instruments. The Risk Management Oversight Committees met six times during the fiscal year ended October 31, 2009. The Risk Management Oversight Committees meet as necessary.

No director, officer or employee of the Adviser, the Distributor, the Administrator, or any parent or subsidiary thereof receives any compensation from the Funds for serving as an officer, Trustee or Director.

The following table shows the compensation paid to each Trustee or Director of the Funds who was not an affiliated person of the Funds for the fiscal year ended October 31, 2009.

Name of Trustee/Director	Antoine Bernheim	Thomas Gibbons	Harvey B. Kaplan	Robert S. Matthews	Robert McGuire	Gerald J.M. Vlak*	Peter Wolfram

Compensation from the Trust	$166,710	$148,022	$148,022	$158,239	$148,022	$219,332	$148,022

Compensation from the Global Equity Fund	$540	$478	$478	$511	$478	$668	$478

Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	None	None	None	None	None	None	None

Estimated Annual Benefit Upon Retirement	None	None	None	None	None	None	None

Total Compensation from the Trust and the Global Equity Fund	$167,250	$148,500	$148,500	$158,750	$148,500	$220,000	$148,500

* Gerard J.M. Vlak retired from the Board in December 2008. Dr. Vlak was paid $176,000 on January 1, 2009 in connection with his role as Chairman Emeritus.

Effective January 1, 2008, the Independent Board members are paid an annual retainer of $148,500 for their service to the Funds. The Funds also reimburse the Independent Board members for travel, out-of-pocket expenses related to meetings and mutual fund related conferences and seminars. The Chairman of the Funds receives $25,000 per annum in addition to the annual retainer. The Independent Board member, who serves as Chairman to the Audit Committees of the Funds, receives $10,000 per annum in addition to the annual retainer.

INVESTMENT ADVISORY AND OTHER SERVICES
INVESTMENT ADVISER

Artio Global Management LLC, a Delaware limited liability company, is a registered investment adviser (the “Adviser”) located at 330 Madison Avenue, New York, NY 10017 and is responsible for running all of the operations of the Funds, except for those that are subcontracted to the custodian, fund accounting agent, transfer agent, distributor and administrator. As of December 31, 2009, the Adviser had total assets under management of approximately $55.9 billion.

The Adviser, through an intermediary holding company, is majority-owned by Artio Global Investors Inc. (“Artio Global Investors”), a Delaware corporation. Artio Global Investors’ Class A shares have been listed on the New York Stock Exchange since September 24, 2009.

Currently, approximately 53% of the shares in Artio Global Investors have been issued to the public while approximately 28% are owned by GAM Holding Ltd. (the firm’s former sole stockholder). In addition, Richard Pell (Chairman, CEO and CIO) and Riad Younes (Head of International Equities) each have ownership interests of approximately 9.5%. GAM Holding Ltd., an asset manager listed on the Swiss Stock Exchange, is expected to periodically evaluate its ongoing level of ownership of Artio Global Investors.

Shareholders of the Funds previously approved an investment advisory agreement with Artio Global Management LLC to serve as the Funds’ investment adviser that went into effect in connection with the initial public offering.

The Adviser has entered into investment advisory agreements (each an “Advisory Agreement” and collectively, the “Advisory Agreements”) with each of the Funds.

The Advisory Agreements provide that Artio Global, as Adviser, in return for its fee, and subject to the control and supervision of each Board and in conformity with the investment objectives and policies of the Funds set forth in the Funds’ current registration statement and any other policies established by each Board, will manage the investment and reinvestment of assets of the Funds. In this regard, it is the responsibility of the Adviser to make investment decisions for the Funds and to place the Funds’ purchase and sale orders for investment securities. In addition to making investment decisions, the Adviser exercises voting rights in respect of portfolio securities for the Funds. Under the Advisory Agreements, the Adviser provides at its expense all necessary investment, management and administrative facilities, including salaries of personnel and equipment needed to carry out its duties under the Advisory Agreements, but excluding pricing and bookkeeping services. The Adviser also provides the Funds with investment research and whatever statistical information the Funds may reasonably request with respect to securities each Fund holds or contemplates purchasing.

The Advisory Agreements provide that, in the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser, or (ii) reckless disregard by the Adviser of its obligations and duties under the Advisory Agreements, the Adviser shall not be liable to the Trust, the Global Equity Fund, any of the Funds, or to any Shareholder, for any act or omission in the course of, or connected with, rendering services under the Advisory Agreements. The Adviser is indemnified by the Funds under the Advisory Agreements.

The Advisory Agreements provide that the Adviser will use its best efforts to seek the best overall terms available when executing transactions for the Funds and selecting brokers or dealers. In assessing the best overall terms available for any Fund transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction on a continuing basis. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in the 1934 Act, Section 28(e)) provided to the Funds and also to other accounts over which the Adviser or an affiliate exercises investment discretion.

The Advisory Agreements remain in effect for an initial period of two years from the date of effectiveness with respect to each Fund, and, unless earlier terminated, continues in effect from year to year thereafter, but only so long as each such continuance is specifically approved annually by each Board or by vote of the holders of a majority of the relevant each Fund’s outstanding voting securities, and by the vote of a majority of the Independent Board Members. The Advisory Agreements may be terminated at any time, without payment of any penalty, by vote of the relevant Board, by vote of a majority of the outstanding voting securities of the relevant Fund, or by the Adviser, in each case on 60 days’ written notice. As required by the 1940 Act, the Advisory Agreements will automatically terminate in the event of their assignment.

At a meeting held on April 15, 2009, the Board of the Trust and the Board of the Global Equity Fund approved the renewals of the Advisory Agreements with the Adviser for the Funds until April 30, 2010. At a meeting held on December 17, 2009, the Adviser contractually agreed to continue to reimburse certain expenses of the Total Return Bond Fund, Global High Income Fund, Global Equity Fund and the U.S. Equity Funds through February 27, 2011.

Under the terms of the Advisory Agreements, the Adviser is entitled to receive the following annual fee rates based on the average daily net assets:

International Equity Fund	0.90% of the first $7.5 billion in average daily net assets;
0.88% on the next $2.5 billion; and
0.85% on daily net assets over $10 billion

International Equity Fund II	0.90% of the first $7.5 billion in average daily net assets;
0.88% on the next $2.5 billion; and
0.85% on daily net assets over $10 billion

Total Return Bond Fund	0.35%

Global High Income Fund	0.65%

U.S. Microcap Fund	1.25%

U.S. Smallcap Fund	0.95%

U.S. Midcap Fund	0.80%

U.S. Multicap Fund	0.75%

Global Equity Fund	0.90%

Expense Limitation Agreements

Pursuant to various Expense Limitation Agreements, the Adviser has agreed to reimburse certain expenses of the Total Return Bond Fund, Global High Income Fund, the U.S. Equity Funds and Global Equity Fund through February 27, 2011, so that the total annual operating expenses of the Funds are limited to certain basis points of the average daily net assets of each Fund, as specified in the table below minus any Acquired Fund Fees and Expenses, which are expenses directly borne by the Funds through investments in certain pooled investment vehicles. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. These Funds have agreed to repay the Adviser for expenses reimbursed to the Funds provided that repayment does not cause these Funds’ annual operating expenses to exceed the expense limitation. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

	Class A	Class I

Total Return Bond Fund	0.69%	0.44%
Global High Income Fund	1.00%	0.75%
U.S. Microcap Fund	1.80%	1.50%
U.S. Smallcap Fund	1.50%	1.20%
U.S. Midcap Fund	1.35%	1.05%
U.S. Multicap Fund	1.30%	1.00%
Global Equity Fund	1.40%	1.15%

In addition, effective May 1, 2008, the Adviser agreed to waive a portion of its management fees for each of the Funds at the annual rate of 0.005% of the respective Fund’s average daily net assets. This waiver may be terminated at anytime by the Board.

The following table states the fees paid pursuant to the Advisory Agreements for the last three fiscal years ended October 31, for each of the Funds.

International Equity Fund	Gross	Waiver/Reimbursement*	Net

Year Ended 10/31/07	$204,020,950	$0	$204,020,950
Year Ended 10/31/08	$186,511,943	$478,801	$186,033,142
Year Ended 10/31/09	$90,634,856	$507,327	$90,127,529

International Equity Fund II	Gross	Waiver/Reimbursement*	Net

Year Ended 10/31/07	$53,422,713	$0	$53,422,713
Year Ended 10/31/08	$85,993,745	$239,239	$85,754,506
Year Ended 10/31/09	$64,823,512	$360,626	$64,462,886

Total Return Bond Fund	Gross	Waiver/Reimbursement*	Net

Year Ended 10/31/07	$3,144,621	$698,492	$2,446,129
Year Ended 10/31/08	$4,647,521	$249,632	$4,397,889
Year Ended 10/31/09	$4,910,875	$70,156	$4,840,719

Global High Income Fund	Gross	Waiver/Reimbursement*	Net

Year Ended 10/31/07	$1,244,480	$301,788	$942,692
Year Ended 10/31/08	$2,137,505	$178,705	$1,958,800
Year Ended 10/31/09	$5,223,593	$46,622	$5,176,971

U.S. Microcap Fund	Gross	Waiver/Reimbursement*	Net

Year Ended 10/31/07	$87,762	$115,922	$(28,160)
Year Ended 10/31/08	$74,496	$118,554	$(44,058)
Year Ended 10/31/09	$52,511	$95,491	$(42,980)

U.S. Smallcap Fund	Gross	Waiver/Reimbursement*	Net

Year Ended 10/31/07	$71,635	$114,682	$(43,047)
Year Ended 10/31/08	$67,048	$120,922	$(53,874)
Year Ended 10/31/09	$61,528	$89,806	$(28,278)

U.S. Midcap Fund	Gross	Waiver/Reimbursement*	Net

Year Ended 10/31/07	$56,068	$108,233	$(52,165)
Year Ended 10/31/08	$50,906	$110,347	$(59,441)
Year Ended 10/31/09	$32,767	$88,119	$(55,352)

U.S. Multicap Fund	Gross	Waiver/Reimbursement*	Net

Year Ended 10/31/07	$52,947	$107,939	$(54,992)
Year Ended 10/31/08	$46,834	$113,035	$(66,201)
Year Ended 10/31/09	$31,819	$91,260	$(59,441)

Global Equity Fund	Gross	Waiver/Reimbursement*	Net

Year Ended 10/31/07	$647,059	$377,251	$269,808
Year Ended 10/31/08	$851,891	$267,296	$584,595
Year Ended 10/31/09	$577,339	$243,414	$333,925

* Effective May 1, 2008, the Adviser agreed to waive a portion of its investment advisory fee for each of the Funds at the annual rate of 0.005% of the respective Fund’s average daily net assets.

In addition to the Adviser’s waivers and reimbursements, the Adviser and its affiliates may pay from their own resources compensation for marketing, and/or investor servicing including but not limited to handling potential investor questions concerning the Funds, assistance in the enhancement of relations and communications between the Funds and investors, assisting in the establishment and maintenance of investor accounts with the Funds and providing such other services that in the Adviser’s view will assist a Fund’s investors in establishing and maintaining a relationship with the Fund. See “Processing Organization Support Payments.”

PORTFOLIO MANAGERS

Messrs. Pell and Younes are responsible for the day-to-day management of the International Equity Fund and International Equity Fund II. Messrs. Quigley and Pell are responsible for the day-to-day management of the Total Return Bond Fund. Mr. Hopper is responsible for the day-to-day management of the Global High Income Fund. Mr. Dedio is responsible for the day-to-day management of U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund and U.S. Multicap Fund. Effective July 23, 2010, Mr. Genov joined Mr. Younes as a portfolio manager of the Global Equity Fund and is jointly responsible for the day-to-day management of the Global Equity Fund. Messrs. Younes and Genov are responsible for the day-to-day management of the Global Equity Fund. The information provided below is as of October 31, 2009 (except for Mr. Genov which is as of March 31, 2010). Each portfolio manager is responsible for advising the following types of accounts:

Portfolio Managers	Registered Investment Companies		Pooled Funds		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed ($million)	Number of Accounts	Total Assets of Accounts Managed ($million)	Number of Accounts	Total Assets of Accounts Managed ($million)
International Equity Fund and International Equity Fund II
Rudolph-Riad Younes	9	$22,862.3	12	$8,835.9	82	$14,102.9
Richard Pell	9	$24,360.2	12	$8,677.1	75	$13,777.3

Total Return Bond Fund
Donald Quigley	1	$1,566.2	4	$883.4	8	$1,122.7
Richard Pell	9	$24,360.2	12	$8,677.1	75	$13,777.3

Global High Income Fund
Greg Hopper	1	$1,646.8	3	$933.8	3	$453.3

U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund and U.S. Multicap Fund
Samuel Dedio	4	$30.9	1	$41.5	0	$0

Global Equity Fund
Dimitre Genov	1	$86	3	$294	4	$549
Rudolph-Riad Younes	9	$22,862.3	12	$8,835.9	82	$14,102.9

Other Accounts Managed with a Performance-Based Advisory Fee (as of October 31, 2009), a subset of the prior table.

Portfolio Managers	Registered Investment Companies		Pooled Funds		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed ($million)	Number of Accounts	Total Assets of Accounts Managed ($million)	Number of Accounts	Total Assets of Accounts Managed ($million)

International Equity Fund and International Equity Fund II
Rudolph-Riad Younes	0	$0	0	$0	3	$1,660,560.0
Richard Pell	0	$0	0	$0	3	$1,660,560.0

Total Return Bond Fund
Donald Quigley	0	$0	0	$0	0	$0
Richard Pell	0	$0	0	$0	3	$1,660,560.0

Global High Income Fund
Greg Hopper	0	$0	0	$0	0	$0

U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund and U.S. Multicap Fund
Samuel Dedio	0	$0	0	$0	0	$0

Portfolio Managers	Registered Investment Companies		Pooled Funds		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed ($million)	Number of Accounts	Total Assets of Accounts Managed ($million)	Number of Accounts	Total Assets of Accounts Managed ($million)

Global Equity Fund
Dimitre Genov	0	$0	0	$0	0	$0
Rudolph-Riad Younes	0	$0	0	$0	3	$1,660,560.0

Portfolio Manager Compensation (as of October 31, 2009)

	Structure of Compensation for Managing	Specific Criteria	Difference in Methodology of Compensation with Other Accounts Managed (relates to the “Other Accounts” mentioned in the chart above)
International Equity Fund and International Equity Fund II
Rudolph-Riad Younes	Salary	Fixed Compensation	None
	Bonus	Performance
	Deferred Compensation*	Performance

	Retirement Plans	Tenure
Richard Pell	Salary	Fixed Compensation	None
	Bonus	Performance
	Deferred Compensation*	Performance

	Retirement Plans	Tenure
Total Return Bond Fund
Donald Quigley	Salary	Fixed Compensation	None
	Bonus	Performance
	Deferred Compensation*	Performance

	Retirement Plans	Tenure
Richard Pell	Salary	Fixed Compensation	None
	Bonus	Performance
	Deferred Compensation*	Performance

	Retirement Plans	Tenure
Global High Income Fund
Greg Hopper	Salary	Fixed Compensation	None
	Bonus	Performance
	Deferred Compensation*	Performance

	Retirement Plans	Tenure

U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund, and U.S. Multicap Fund
Samuel Dedio	Salary	Fixed Compensation	None
	Bonus	Performance
	Deferred Compensation*	Performance

	Retirement Plans	Tenure

Dimite Genov	Salary	Fixed Compensation	None
	Bonus	Performance
	Deferred Compensation*	Performance

Rudolph-Riad Younes	Salary	Fixed Compensation	None
	Bonus	Performance
	Deferred Compensation*	Performance

Retirement Plans	Tenure
* Deferred Compensation includes shares of the Adviser’s parent company as well as shares of the Artio Global Funds.

Beneficial Ownership by Portfolio Managers (as of October 31, 2009)

Name of Portfolio Manager	Beneficial Ownership

Samuel Dedio	International Equity Fund
$10,001 – 50,000
Global High Income Fund
$1-10,000
U.S. Microcap Fund
$100,001 – 500,000
U.S. Midcap Fund
$100,001 – 500,000
Greg Hopper	International Equity Fund
$50,001 – 100,000
Total Return Bond Fund
$50,001 – 100,000
Global High Income Fund
$500,001 – 1,000,000
Global Equity Fund
$50,001 – 100,000
Richard Pell	International Equity Fund
Over $1,000,000
Total Return Bond Fund
Over $1,000,000
Global High Income Fund
Over $1,000,000
U.S. Microcap Fund
Over $1,000,000
U.S. Smallcap Fund
Over $1,000,000
Global Equity Fund
$500,001 – 1,000,000
Donald Quigley	International Equity Fund
$100,001 – 500,000
Total Return Bond Fund
$10,001 – 50,000
Global High Income Fund
$100,001 – 500,000

Name of Portfolio Manager	Beneficial Ownership

Rudolph-Riad Younes	International Equity Fund
Over $1,000,000
International Equity Fund II
Over $1,000,000
Global Equity Fund
Over $1,000,000
Global High Income Fund
$50,001 – 100,000

Name of Portfolio Manager	Beneficial Ownership

Dimitre Genov	Artio U.S. Multicap Fund
$1-$10,000

Artio U.S. Microcap Fund
$1-$10,000
Artio Global Equity Fund
$1-$10,000

Artio Total Return Bond Fund
$1-$10,000

Artio Global High Income Fund
$1-$10,000

Potential Conflicts of Interest

As detailed in the table above, certain portfolio managers of the Funds also manage other portfolios for accounts with investment strategies that are similar to those of the Funds. These other portfolios (each, a “Portfolio” and collectively, the “Portfolios”) may include separate accounts, registered investment companies and unregistered pooled funds. It is possible that real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one Fund or Portfolio. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among a Fund and other Portfolios that they advise. Each Fund’s managers listed in the Prospectus who are primarily responsible for the day-to-day management of the Funds generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the relevant Fund. The portfolio managers make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that account. Consequently, the portfolio managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies, and/or holdings to those of the relevant Fund. In some cases, a Portfolio managed by the same portfolio manager may compensate the Adviser based on the performance of the Portfolio. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. In addition, a portfolio manager may have an incentive to allocate securities preferentially to the account for which the Adviser receives higher investment advisory fees based on the assets under management.

Artio Global’s portfolio managers may manage certain unregistered pooled funds which are hedge fund portfolios with the ability to enter into short positions. The portfolio manager’s ability to short sell securities held long by the Funds may create conflicts of interest. In an effort to mitigate such potential conflicts of interest, the Adviser has adopted side–by–side trade allocation procedures, which also include a prohibition on shorting securities on behalf of a portfolio that the Funds hold long.

Artio Global has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which Artio Global believes are reasonably designed to allocate investment opportunities on a fair and equitable basis. In addition, Artio Global monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior personnel at Artio Global periodically review the performance of Artio Global’s investment professionals. Although Artio Global does not track the time an investment professional spends on a single account, Artio Global does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

In many cases, these policies result in the pro rata allocation of limited opportunities across the Funds and other Artio Global accounts, but in many other cases the allocations reflect numerous other factors based upon the portfolio manager’s good faith assessment of the best use of such limited opportunities relative to the objectives, limitation and requirements of the Funds and other Artio Global client accounts and applying a variety of factors. The Adviser seeks to treat all clients equitably in light of all factors relevant to managing an account, and in some cases it is possible that the application of certain factors may result in allocations in which certain accounts may receive an allocation when other accounts do not. Non-proportional allocation may occur more frequently in the fixed income portfolio management area than many active equity accounts, in many instances because multiple appropriate or substantially similar investments are available in fixed income strategies, as well as due to differences in benchmark factors, hedging strategies, or other reasons, but non-proportional allocations could also occur in other areas. The application of these factors may result in allocations in which some Artio Global client accounts receive an allocation or opportunity not allocated to other Artio Global client accounts or the Funds. Allocations may be based on numerous factors and may not always be pro rata based on assets managed.

Artio Global is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots and has the discretion to deviate from its allocation procedures in certain circumstances.

Artio Global’s portfolio managers will make “allocation-related” decisions based on a number of factors including cash availability and liquidity considerations; account investment horizons, investment objectives and guidelines; client-specific investment guidelines and restrictions; the ability to hedge using short sales, futures, options or other techniques; suitability requirements and the nature of investment opportunity; account turnover guidelines; different levels of investment for different strategies; tax sensitivity of accounts; relative sizes and expected future sizes of applicable accounts; availability of other appropriate investment opportunities; and minimum denomination, minimum increments, de minimus threshold and round lot considerations.

Suitability considerations can include the relative attractiveness of a security to different accounts; concentration of positions in an account; the appropriateness of a security for the benchmark and benchmark sensitivity of an account; an account’s risk tolerance, risk parameters and strategy allocations; use of the opportunity as a replacement for a security Artio Global believes to be attractive for an account; considerations relating to hedging a position in a pair trade; and considerations related to giving a subset of accounts exposure to an industry. In addition, the fact that certain Artio Global personnel are dedicated to one or more funds, accounts or clients, including the Fund, may be a factor in determining the allocation of opportunities sourced by such personnel.

In addition to allocations of limited availability investments, the Adviser may, from time to time, develop and implement new investment opportunities or trading strategies, and these strategies may not be employed in all accounts (including the Funds) or pro rata among the accounts where they are employed, even if the strategy is consistent with the objectives of all accounts. Artio Global may make decisions based on such factors as strategic fit and other portfolio management considerations, including, without limitation, an account’s capacity for such strategy, the liquidity of the strategy and its underlying instruments, the account’s liquidity, the business risk of the strategy relative to the account’s overall portfolio make-up, and the lack of efficacy of, or return expectations from, the strategy for the account, and such other factors as Artio Global deems relevant in its sole discretion. For example, such a determination may, but will not necessarily, include consideration of the fact that a particular strategy will not have a meaningful impact on an account given the overall size of the account, the limited availability of opportunities in the strategy and the availability of other strategies for the account. Allocation decisions among accounts may be more or less advantageous to any one account or group of accounts. As a result of these allocation issues, the amount, timing, structuring or terms of an investment by the Funds may differ from, and performance may be lower than investments and performance of other Artio Global client accounts.

The Adviser and its affiliates may, during their routine research and trading activities on behalf of clients, including the Funds, encounter material non-public information. Artio Global has policies and procedures that require that transactions in securities for which the firm has acquired material non-public information are temporarily restricted until the information is otherwise made public or is no longer material. As a result, there may be periods when the Adviser or its affiliates may not be able to effect transactions on behalf of its clients, including the Funds, in the security of a company for which the Adviser or one of its affiliates is in possession of material non-public information, thereby, possibly causing a Fund to potentially miss an investment opportunity.

Certain employees of the Adviser may seek to participate on certain bond or shareholder committees and in that role may effectively come into possession of material nonpublic information. The Adviser has adopted information barriers procedures reasonably designed to help assist the Adviser and its employees to avoid situations that might create an appearance of impropriety with respect to such information, and enable, when appropriate, the Adviser to continue advising its clients, including the Funds, on such holdings when employees of the Adviser participate on such committees.

The Global High Income Fund invests in both bond and loan investments with the capacity of both lender and buyer. In certain cases, the portfolio management team may be in receipt of confidential information which may raise inherent conflict of interests since the same person who has access to confidential information on a loan may also be making investment decisions in that issuer’s publicly traded bonds. In an effort to mitigate this conflict, the Adviser has adopted compliance procedures to ensure that either (i) members of the portfolio management team do not become aware of syndicate information containing material non-public information, or (ii) should a member of the portfolio investment team elect to receive such information they refrain from trading such securities. As, and to the extent, required by law, the Adviser’s ability to trade in these loans for the account of a Fund could potentially be limited by it’s possession of such information. Such limitations on the Adviser’s ability to trade could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

The Adviser has implemented a firm-wide compliance culture, compliance procedures, systems and safeguards designed to protect against potential incentives that may favor Portfolios and Funds over one another. Additionally, the Adviser has adopted policies and procedures to address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that the Funds and Portfolios are treated equitably.

ADMINISTRATOR AND CUSTODIAN

Pursuant to Administration Agreements and Custodian Agreements, State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as Administrator and Custodian to the Funds.

For its services as custodian and for administrative, fund accounting and other services, each Fund pays State Street an annual fee based on the Funds’ average daily net assets equal to 0.03% on the first $7.5 billion in assets and 0.025% on assets over $7.5 billion. In addition, each Fund of the Trust pays an annual fee of $7,500 for each share class in excess of two. The Global Equity Fund and any proposed new funds are subject to an annual minimum fee of $80,000. Under each Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of a Fund, (b) holds and transfers portfolio securities on account of a Fund, (c) makes receipts and disbursements of money on behalf of a Fund, (d) collects and receives all income and other payments and distributions on account of a Fund’s portfolio securities and (e) makes periodic reports to each Board concerning the Funds’ operations.

State Street is authorized to select one or more foreign or domestic banks or trust companies to serve as sub-custodian on behalf of a Fund, subject to the oversight of the each Board. The assets of the Funds are held under bank custodianship in accordance with the 1940 Act.

Rules adopted under the 1940 Act permit a Fund to maintain its securities and cash in the custody of certain eligible foreign banks and depositories. The Funds’ portfolios of non-U.S. securities are held by sub-custodians, which are approved by the Trustees or Directors or a foreign custody manager appointed by the Trustees or Directors in accordance with these rules. Each Board has appointed State Street to be its foreign custody managers with respect to the placement and maintenance of assets in the custody of eligible foreign banks and foreign securities depositories, respectively. The determination to place assets with a particular foreign sub-custodian is made pursuant to these rules which require a consideration of a number of factors including, but not limited to, the reliability and financial stability of the sub-custodian; the sub-custodian’s practices, procedures and internal controls; and the reputation and standing of the sub-custodian in its national market.

The following table states the fees paid pursuant to the Administration Agreements and Custodian Agreements for the last three fiscal years ended October 31, for each of the Funds.

International Equity Fund	Gross	Custodial Offset Arrangement	Net

Year Ended 10/31/07	$21,689,037	$12,363,639	$9,325,398
Year Ended 10/31/08	$20,293,221	$20,051,811	$241,410
Year Ended 10/31/09	$8,376,302	$5,281,322	$3,094,980

International Equity Fund II	Gross	Custodial Offset Arrangement	Net

Year Ended 10/31/07	$5,049,511	$1,073,479	$3,976,032
Year Ended 10/31/08	$7,585,167	$7,203,830	$381,337
Year Ended 10/31/09	$5,236,236	$2,585,376	$2,650,860

Total Return Bond Fund	Gross	Custodial Offset Arrangement	Net

Year Ended 10/31/07	$320,139	$24,464	$295,675
Year Ended 10/31/08	$458,698	$9,629	$449,069
Year Ended 10/31/09	$547,510	$0	$547,510

Global High Income Fund	Gross	Custodial Offset Arrangement	Net

Year Ended 10/31/07	$133,807	$9,253	$124,554
Year Ended 10/31/08	$184,164	$51,546	$132,618
Year Ended 10/31/09	$347,720	$61,462	$286,258

U.S. Microcap Fund	Gross	Custodial Offset Arrangement	Net

Year Ended 10/31/07	$24,998	$0	$24,998
Year Ended 10/31/08	$38,958	$0	$38,958
Year Ended 10/31/09	$27,305	$0	$27,305

U.S. Smallcap Fund	Gross	Custodial Offset Arrangement	Net

Year Ended 10/31/07	$23,236	$0	$23,236
Year Ended 10/31/08	$44,108	$0	$44,108
Year Ended 10/31/09	$27,295	$0	$27,295

U.S. Midcap Fund	Gross	Custodial Offset Arrangement	Net

Year Ended 10/31/07	$19,730	$0	$19,730
Year Ended 10/31/08	$31,898	$221	$31,677
Year Ended 10/31/09	$19,892	$0	$19,892

U.S. Multicap Fund	Gross	Custodial Offset Arrangement	Net

Year Ended 10/31/07	$21,368	$0	$21,368
Year Ended 10/31/08	$33,681	$0	$33,681
Year Ended 10/31/09	$23,688	$0	$23,688

Global Equity Fund	Gross	Custodial Offset Arrangement	Net

Year Ended 10/31/07	$291,945	$14,844	$277,101
Year Ended 10/31/08	$388,616	$45,370	$343,246
Year Ended 10/31/09	$261,250	$1,293	$259,957

DISTRIBUTOR

Quasar Distributors, LLC (the “Distributor”) serves as the principal distributor of each class of shares of the trust and GEF. The principal executive offices of the Distributor are located at 615 East Michigan Street, Milwaukee, WI 53202. Pursuant to separate Distribution Agreements between the Trust, GEF and the Distributor, the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor is registered with the SEC as a broker-dealer under the 1934 Act and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is currently paid a fixed annual fee for services rendered to the Trust and GEF (the “Fixed Fee”). The Fixed Fee is equally paid by the Class A Shares of the Funds out of their Rule 12b-1 fees under the Distribution and Shareholder Services Plan (collectively the “Plans”) and the Adviser. The portion paid by the Plans is allocated to each portfolio series of the Funds based upon the pro-rata asset value of each portfolio’s Class A Share assets in the Funds. Marketing and distribution expenses other than the Fixed Fee which are paid to the Distributor are borne by the Adviser and the Plans based upon the pro-rata asset value of each Fund’s Class I and Class A shares.

The Trust may enter into distribution agreements, shareholder servicing agreements or administrative agreements (“Agreements”) with certain financial institutions (“Processing Organizations”) to perform certain distribution, shareholder servicing, administrative and accounting services for their customers (“Customers”) who are beneficial owners of shares of the Funds. A Processing Organization (for example, a mutual fund supermarket) includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with the Funds and/or the Adviser. A Processing Organization may charge a Customer one or more of the following types of fees, as agreed upon by the Processing Organization and the Customer, with respect to the cash management or other services provided by the Processing Organization: (1) account fees (a fixed amount per month or per year); (2) transaction fees (a fixed amount per transaction processed); (3) compensating balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (4) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). A Customer of a Processing Organization should read the Prospectus and SAI in conjunction with the service agreements and other literature describing the services and related fees that will be provided by the Processing Organization to its Customers prior to any purchase of shares. No preference will be shown in the selection of Fund portfolio investments for the services of Processing Organizations.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

Each Fund has adopted a Distribution and Shareholder Services Plan (collectively, the “Plans”), pursuant to Rule 12b-1 under the 1940 Act, with respect to its Class A shares. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by FINRA.

Under the Plans, each Fund may pay an aggregate amount on an annual basis not to exceed 0.25% of the value of the Fund’s average daily net assets attributable to the Class A shares for services provided under the Plan. The fee may be paid to Processing Organizations and/or others for providing services primarily intended to result in the sale of Class A shares as well as certain shareholder servicing, administrative and accounting services to their customers or clients who beneficially own Class A shares.

Services under the Plans include the distribution of shares, the processing of shareholder transactions, other shareholder services not covered by the Funds’ transfer agent, advertisement, printing costs and website costs.

The Plans are compensation plans, which provide for the payment of a specified fee without regard to the actual expense incurred by the Distributor. If the Plans were terminated by the Boards and successor plans were adopted, that Fund would cease to make payments under the Plans and the Distributor would be unable to recover any unreimbursed expenses.

The Plans will continue in effect for so long as their continuance is specifically approved at least annually by each Board, including a majority of the Independent Board members who have no direct or indirect financial interest in the operation of such Plans. The Plans may be terminated at any time, without penalty, by vote of a majority of the Trustees or Directors or by a vote of a majority of the outstanding voting shares of the Trust or the Global Equity Fund that have invested pursuant to such Plans. No Plans may be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund affected thereby. Material amendments of the Plans must also be approved by the Trustees or Directors as provided in Rule 12b-1.

The International Equity Fund is closed to new shareholders (at the account level). As a result, all 12b-1 payments made by the International Equity Fund are only to compensate certain financial institutions for shareholder servicing and/or asset retention.

No interested person of the Trust, the Global Equity Fund, or any Independent Board member has any direct or indirect financial interest in the operation of the Plans except to the extent that the Distributor and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans.

For the fiscal year ended October 31, 2009, the Funds paid the following amounts in distribution and shareholder servicing fees attributable to the Class A shares:

International Equity Fund	$10,431,277
International Equity Fund II	$4,116,659
Total Return Bond Fund	$787,250
Global High Income Fund	$815,842
U.S. Microcap Fund	$5,298
U.S. Smallcap Fund	$9,911
U.S. Midcap Fund	$4,976
U.S. Multicap Fund	$5,316
Global Equity Fund	$38,546

PROCESSING ORGANIZATION SUPPORT PAYMENTS AND OTHER ADDITIONAL COMPENSATION ARRANGEMENTS

Artio Global or one or more of its affiliates (for this section only, “Artio Global”) also may make additional payments to Processing Organizations out of their own resources under the categories described below. These categories are not mutually exclusive, and a single Processing Organization may receive payments under the categories below:

Marketing Support Payments

Artio Global may make payments from its own resources to key Processing Organizations who are holders or dealers of record for accounts in one more of the Funds and classes. A Processing Organization’s marketing support services may include business planning assistance, educating Processing Organization personnel about the Funds and shareholder financial planning needs, placement on the Processing Organization’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the Processing Organization. Artio Global compensates Processing Organizations differently depending upon, among other factors, the level and/or type of marketing support provided by the Processing Organization. In the case of any one Processing Organization, marketing support payments, with certain limited exceptions, will not exceed 0.25% of the total net assets of each Fund attributable to the Processing Organization on an annual basis.

Program Servicing Payments

Artio Global also may make payments from its own resources to certain Processing Organizations who sell Funds through programs such as retirement plan programs, qualified tuition programs or bank trust programs. A Processing Organization may perform program services itself or may arrange with a third party to perform program services. In addition to participant record keeping, reporting, or transaction processing, retirement program services may include services related to administration of the program (such as plan level compliance, audit, account reconciliation, etc.), or participant recordkeeping, reporting and processing. Payments of this type may vary but generally will not exceed 0.25% of the total assets in the program, on an annual basis.

Other Cash Payments

From time-to-time, Artio Global, at its own expense, may provide additional compensation to Processing Organizations or other third-parties, which sell or arrange for the sale of shares of the Funds. Artio Global may also make payments to certain other third-parties that currently or in the past have sold, arranged for the sale, or assisted in the sale of shares of the Fund. Such payments to these third parties may be in the form trail or other similar payments and will vary, but typically will not exceed 0.25% of the total net assets of each Fund attributable to that third party. Such compensation provided by Artio Global to Processing Organizations may include financial assistance to Processing Organizations that enable Artio Global to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other Processing Organization-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the FINRA. Artio Global makes payments for events it deems appropriate, subject to Artio Global guidelines and applicable law. These payments may vary depending on the nature of the event.

You can ask your Processing Organization for information about any payments received from Artio Global and any services provided.

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) serves as the Funds’ transfer and dividend disbursing agent. The Transfer Agent’s principal executive offices are located at 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202. Pursuant to the Transfer Agency Agreements, the Transfer Agent (a) issues and redeems shares of the Funds, (b) addresses and mails all communications by the Funds to record owners of Funds’ shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to each Board concerning the Funds’ operations.

CODE OF ETHICS

The Funds have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, the Adviser has adopted a Code under Section 204 of the Investment Adviser Act governing the personal investment activity by investment company personnel, including portfolio managers, and other persons affiliated with the Funds who may be in a position to obtain information regarding investment recommendations or purchases and sales of securities for a Fund. These Codes permit persons covered by the Codes to invest in securities for their own accounts, including securities that may be purchased or held by a Fund, subject to restrictions on investment practices that may conflict with the interests of the Funds.

PROXY VOTING PROCEDURES

The Funds have delegated proxy voting responsibilities to the Adviser subject to the Board’s general oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Funds’ and their shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has retained RiskMetrics Group to serve as its proxy service provider and intends to vote in accordance with RiskMetrics Group’s recommendations to address, among other things, any material conflict of interest that may arise between the interests of the Funds and the interests of the Adviser or its affiliates. However, a portfolio management team of the Adviser may determine under certain circumstances to vote contrary to a RiskMetrics Group recommendation if believed not in the best interests of the Funds and their shareholders. In such circumstances, the Adviser will follow the firm’s Proxy Policy and Procedures which includes a Proxy Voting Working Group comprised of compliance and operational personnel responsible for granting final approval to the Adviser voting contrary to any RiskMetrics Group recommendation. A summary of RiskMetrics Group’s Proxy Voting Guidelines for the Funds is provided in Appendix B of this SAI.

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, (1) on the Funds’ website at www.artiofunds.com and (2) on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent year ended June 30 is available via the methods noted above.

PORTFOLIO TRANSACTIONS AND RESEARCH

The Funds’ Adviser decides which securities to buy and sell on behalf of the Funds and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. Purchases and sales of newly-issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or OTC, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer’s mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality.

For each trade, the Adviser must select a broker-dealer that it believes will provide “best execution.” Best execution does not necessarily mean paying the lowest spread or commission rate available. For equity securities transactions, the Adviser may select a broker that charges more than the lowest available commission rate available from another broker. In executing securities transactions, the Adviser will make a good faith determination that the compensation is reasonable considering a variety of factors deemed relevant in the context of a particular trade and in regard to the Adviser’s overall responsibilities with respect to each Fund and its other clients. The factors considered will influence whether it is appropriate to execute an order using an electronic communication network (“ECN”), electronic channels including algorithmic trading, or by actively working an order. Other factors deemed relevant may include, but are not limited to:

•	the price, size and type of transaction;
•	the nature and characteristics of the markets for the security to be purchased or sold,
•	the execution efficiency, settlement capability, and financial condition of the firm;
•	the reasonableness of compensation to be paid, including spreads and commission rates;
•	the ability of a broker-dealer to provide anonymity while executing trades;
•	the ability of a broker-dealer to execute large trades while minimizing market impact;
•	the speed and certainty of executions, including broker willingness to commit capital;
•	the degree of specialization of the broker in such markets or securities;
•	the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker;
•	the reliability of a market center or broker;
•	the broker’s overall trading relationship with the Adviser; and
•	the provision of additional brokerage and research products and services, if applicable.

In addition, to the extent that the execution and price offered by more than one broker or dealer are comparable, the Adviser may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to a Fund and/or other accounts over which the Adviser exercises investment discretion. Research and other services received may be useful to the Adviser in serving both the Fund and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to a Fund. The fee to the Adviser under its Advisory Agreements with the Funds is not reduced by reason of its receiving any brokerage and research services.

Other investment clients of the Adviser may invest in the same securities as a Fund. Investments made simultaneously with other clients that are executed with a particular broker may be averaged as to price and available investments allocated as to amount, in a manner which a Fund’s Adviser believes to be equitable to each client, including a Fund. When possible, investments made simultaneously with other clients are allocated on a pro-rata basis with a minimum fill size. Partially filled orders below the minimum fill size may be allocated based on an alternative allocation methodology. There may be instances where the Funds may not be allocated an investment, with limited availability, due to the appetite of other client accounts of the Adviser with similar investment objectives. The Adviser has implemented procedures to ensure that, over time, all client accounts including the Funds will be treated fairly and equitably. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for a Fund. To the extent permitted by law, the Funds’ Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

For futures transactions, the selection of a futures broker is generally based on the overall quality of execution and other services provided by the broker. The Adviser may use futures contracts to increase or hedge a Fund’s exposure to a particular country, sector, or benchmark or to equitize a significant cash flow. Where permissible in the local market, the Adviser has centralized its futures clearing with a single broker through give-up agreements. Give-up arrangements provide the following benefits: (i) the consolidation of transactions performed with multiple brokers to reduce margin requirement; (ii) the reduction of trading errors and settlement delays through the consolidation of positions; and, (iii) the ability to trade with multiple brokers while consolidating settlement and clearing services.

Any portfolio transaction for a Fund may be executed through the Distributor or any affiliates of the Adviser if, in the Adviser’s judgment, the use of such entity is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, such entity charges a Fund a commission rate consistent with those charged by such entity to comparable unaffiliated customers in similar transactions.

Research services may be supplied to the Adviser by the executing broker-dealer or by a third party at the direction of the broker-dealer through which portfolio transaction orders are placed. Research services may be provided in written form or through direct contact with individuals, including telephone contacts and meetings with securities analysts, economists, portfolio company management representatives and industry spokespersons and may include information on the economy, securities markets and other types of information that assist in the evaluation of investments. Examples of research services for which the Adviser might pay with Fund commissions include research reports, market color, macro-economic information, industries, groups of securities, individual companies, credit analysis, risk measurement, statistical information, political developments, technical market action, pricing and appraisal services, performance and other analysis.

The Adviser may participate in client commission arrangements under which the Adviser may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of commission credits to another firm that provides research to the Adviser. The Adviser excludes from use under these arrangements those products and services that are not fully eligible under applicable law and regulatory interpretations. The research services received as part of client commission arrangements complies with Section 28(e). Participating in commission sharing and client commission arrangements may enable the Adviser to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer to obtain research provided by other brokerage firms. Such arrangements may help to ensure the continued receipt of research services and facilitate best execution in the trading process.

Artio Global does not attempt to allocate to any particular client account the relative costs or benefits of brokerage and research services received from a broker-dealer. Rather, the Adviser believes that any brokerage and research services received from a broker-dealer are, in the aggregate, of assistance to the Adviser in fulfilling its overall responsibilities to its clients. Accordingly, the Adviser may use brokerage and research services received from broker-dealers in servicing all of its accounts, and not all of such services will necessarily be used by the Adviser in connection with its management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by the Adviser may be used in connection with its management of the Funds, and not all of such services will necessarily be used by the Adviser in connection with its advisory services to such other accounts. Some of these products or services may not have an explicit cost associated with such product or service.

The Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds. Receipt of independent investment research allows the Adviser to supplement its own internal research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. The Adviser subjects all outside research material and information received to its own internal analysis before incorporating such content into its investment process. As a practical matter, the Adviser considers independent investment research services to be supplemental to its own research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce its own research efforts. Any investment advisory or other fees paid by the Funds to Artio Global are not reduced as a result of the Adviser’s receipt of research services. It is unlikely that the Adviser would attempt to generate all of the information presently provided by broker-dealers and third party research services in part because there would no longer be an independent, supplemental viewpoint. Also, the expenses of the Adviser would be increased substantially if it attempted to generate such additional information through its own staff or if it paid for these products or services itself. To the extent that research services of value are provided by or through such broker-dealers, the Adviser will not have to pay for such services itself. These circumstances give rise to potential conflicts of interest, which the Adviser manages by following internal procedures designed to ensure that the value, type and quality of any products or services it receives from broker-dealers are permissible under the federal securities laws, including relevant regulatory interpretations thereof.

Each Board periodically reviews the Adviser’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds. The Boards also review the compensation paid by the Funds over representative periods of time to determine if it was reasonable in relation to the benefits to the Funds.

International Equity Fund

Fiscal Year Ended	Total Brokerage Commissions	Brokerage Commissions to Affiliates of the Adviser and Percentage of the Total Broker Commissions Paid		Total Amount of Transaction on which Brokerage Commissions were Paid and Percentage Which Involved Payment of Commissions Effected through Affiliated Persons

10/31/07	$39,170,480	$0	0%	$21,593,406,042	0%
10/31/08	$24,992,209	$0	0%	$19,842,042,448	0%
10/31/09	$24,559,827	$0	0%	$26,594,380,732	0%

International Equity Fund II

Fiscal Year Ended	Total Brokerage Commissions	Brokerage Commissions to Affiliates of the Adviser and Percentage of the Total Broker Commissions Paid		Total Amount of Transaction on which Brokerage Commissions were Paid and Percentage Which Involved Payment of Commissions Effected through Affiliated Persons

10/31/07	$16,384,062	$0	0%	$10,911,158,548	0%
10/31/08	$13,958,966	$0	0%	$12,139,150,116	0%
10/31/09	$19,683,873	$0	0%	$21,824,045,837	0%

Total Return Bond Fund

Fiscal Year Ended	Total Brokerage Commissions	Brokerage Commissions to Affiliates of the Adviser and Percentage of the Total Broker Commissions Paid		Total Amount of Transaction on which Brokerage Commissions were Paid and Percentage Which Involved Payment of Commissions Effected through Affiliated Persons

10/31/07	$0	$0	0%	$0	0%
10/31/08	$0	$0	0%	$0	0%
10/31/09	$0	$0	0%	$0	0%

Global High Income Fund

Fiscal Year Ended	Total Brokerage Commissions	Brokerage Commissions to Affiliates of the Adviser and Percentage of the Total Broker Commissions Paid		Total Amount of Transaction on which Brokerage Commissions were Paid and Percentage Which Involved Payment of Commissions Effected through Affiliated Persons

10/31/07	$19,992	$0	0%	$10,131,435	0%
10/31/08	$7,964	$0	0%	$2,884,419	0%
10/31/09	$7,356	$0	0%	$2,815,920	0%

U.S. Microcap Fund

Fiscal Year Ended	Total Brokerage Commissions	Brokerage Commissions to Affiliates of the Adviser and Percentage of the Total Broker Commissions Paid		Total Amount of Transaction on which Brokerage Commissions were Paid and Percentage Which Involved Payment of Commissions Effected through Affiliated Persons

10/31/07	$38,491	$0	0%	$21,129,548	0%
10/31/08	$64,739	$0	0%	$24,912,694	0%
10/31/09	$85,866	$0	0%	$23,179,208	0%

U.S. Smallcap Fund

Fiscal Year Ended	Total Brokerage Commissions	Brokerage Commissions to Affiliates of the Adviser and Percentage of the Total Broker Commissions Paid		Total Amount of Transaction on which Brokerage Commissions were Paid and Percentage Which Involved Payment of Commissions Effected through Affiliated Persons

10/31/07	$35,209	$0	0%	$30,128,838	0%
10/31/08	$67,582	$0	0%	$35,412,598	0%
10/31/09	$132,481	$0	0%	$42,024,830	0%

U.S. Midcap Fund

Fiscal Year Ended	Total Brokerage Commissions	Brokerage Commissions to Affiliates of the Adviser and Percentage of the Total Broker Commissions Paid		Total Amount of Transaction on which Brokerage Commissions were Paid and Percentage Which Involved Payment of Commissions Effected through Affiliated Persons

10/31/07	$21,639	$0	0%	$20,153,147	0%
10/31/08	$32,252	$0	0%	$25,856,731	0%
10/31/09	$32,955	$0	0%	$18,037,061	0%

U.S. Multicap Fund

Fiscal Year Ended	Total Brokerage Commissions	Brokerage Commissions to Affiliates of the Adviser and Percentage of the Total Broker Commissions Paid		Total Amount of Transaction on which Brokerage Commissions were Paid and Percentage Which Involved Payment of Commissions Effected through Affiliated Persons

10/31/07	$19,505	$0	0%	$20,758,659	0%
10/31/08	$25,343	$0	0%	$26,213,328	0%
10/31/09	$35,772	$0	0%	$20,046,287	0%

Global Equity Fund

Fiscal Year Ended	Total Brokerage Commissions	Brokerage Commissions to Affiliates of the Adviser and Percentage of the Total Broker Commissions Paid		Total Amount of Transaction on which Brokerage Commissions were Paid and Percentage Which Involved Payment of Commissions Effected through Affiliated Persons

10/31/07	$242,962	$0	0%	$257,202,662	0%
10/31/08	$341,225	$0	0%	$345,334,215	0%
10/31/09	$323,286	$0	0%	$373,192,803	0%

As of October 31, 2009, the Funds owned securities of their “regular brokers or dealers” or their parents, as defined in the 1940 Act, as follows:

Fund	Name	Amount

International Equity Fund	State Street Bank and Trust Company	$324,423,361
	Deutsche Bank	$144,279,279
	Citigroup, Inc.	$140,324,035
	UBS AG.	$59,514,283
	Barclays Bank PLC	$56,626,146
	Bank of America Corp.	$55,332,540
	Credit Suisse Group	$51,905,408
	Credit Agricole S.A.	$33,998,581
	Nomura Holdings, Inc.	$27,475,511
	RBS Securities, Inc,	$11,227,821

International Equity Fund II	State Street Bank and Trust Company	$313,344,251

Fund	Name	Amount

	Citigroup, Inc.	$139,847,067
	Deutsche Bank	$132,966,685
	UBS AG.	$54,065,938
	Barclays Bank PLC	$50,241,546
	Bank of America Corp.	$49,280,075
	Credit Suisse Group	$44,516,335
	Credit Agricole S.A.	$30,860,824
	Nomura Holdings, Inc.	$23,940,519
	RBS Securities, Inc,	$10,635,816

Total Return Bond Fund	State Street Bank and Trust Company	$123,928,387
	JPMorgan Chase & Co.	$55,522,253
	Bank of America Corp.	$45,525,699
	Morgan Stanley & Co., Inc.	$44,828,314
	Citigroup, Inc.	$22,309,451
	Credit Suisse Group	$21,175,906
	UBS AG	$19,602,852
	Goldman Sachs & Co.	$9,816,891
	Barclays Bank PLC	$7,884,567

Global High Income Fund	State Street Bank and Trust Company	$164,859,782
	Barclays Bank PLC	$11,787,038
	Citigroup, Inc.	$4,899,400
	JPMorgan Chase & Co.	$2,300,848
	RBS Securities, Inc,	$883,029
	Bank of America Corp.	$29,248

U.S. Microcap Fund	State Street Bank and Trust Company	$53,252

U.S. Smallcap Fund	State Street Bank and Trust Company	$617,811

U.S. Midcap Fund	State Street Bank and Trust Company	$24,484

U.S. Multicap Fund	State Street Bank and Trust Company	$300,173
	Bank of America Corp.	$101,331
	Morgan Stanley & Co., Inc.	$99,893

Global Equity Fund	Citigroup, Inc.	$859,053
	Bank of America Corp.	$589,469
	Deutsche Bank	$561,847
	JPMorgan Chase & Co.	$535,074
	Goldman Sachs & Co.	$423,723
	Morgan Stanley & Co., Inc.	$279,444
	State Street Bank and Trust Company	$279,167
	Credit Agricole S.A.	$246,846
	Barclays Bank PLC	$207,717
	Credit Suisse Group	$190,996
	UBS AG	$118,252

In no instance will portfolio securities be purchased from or sold to the Adviser, the Distributor or any affiliated person of such companies as principal in the absence of an exemptive order from the SEC unless otherwise permitted by the SEC or permitted by law.

Each Board has adopted a policy allowing trades to be made between a Fund and a registered investment company or series thereof that is an affiliated person of the Fund (and certain non-investment company affiliated persons) provided the transactions meet the terms of Rule 17a-7 under the 1940 Act. Pursuant to this policy, a Fund may buy a security from or sell a security to another registered investment company or a private account managed by the Adviser.

A Fund may participate, if and when practicable, in bidding for the purchase of securities for its portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when its Adviser, in its sole discretion, believes such practice to be otherwise in such Fund’s interest.

COMMISSION RECAPTURE PROGRAMS

The Boards of the Trust and Global Equity Fund each have adopted a commission recapture program. Under the programs, a percentage of commissions generated by the portfolio transactions of a Fund is rebated to that Fund by the broker-dealers and credited to short-term security gain/loss.

CAPITAL STOCK

Under the Trust Agreement, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share. The authorized capital stock of the Global Equity Fund currently consists of 25,000,000,000 shares of Class A Common Stock, and 25,000,000,000 shares of Class I Common Stock, each having a par value of $.001 per share. The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval.

When matters are submitted for shareholder vote, each shareholder will have one vote for each share owned and proportionate, fractional votes for fractional shares held. There will normally be no meeting of shareholders/stockholders for the purpose of electing Trustees/Directors for the Fund, unless and until such time as less than a majority of the Trustees/Directors holding office have been elected by shareholders/stockholders. The Trustees or Directors will call a meeting for any purpose upon the written request of shareholders holding at least 10% of the Trust’s or the Global Equity Fund’s outstanding shares. The 1940 Act requires a shareholder vote under certain circumstances, including changing any fundamental policy of a Fund. The Trustees or Directors shall cause each matter required or permitted to be voted upon at a meeting or by written consent of shareholders to be submitted to a vote of all classes of outstanding shares entitled to vote, irrespective of class, unless the 1940 Act or other applicable laws or regulations require that the actions of the shareholders be taken by a separate vote of one or more classes, or the Trustees or Directors determine that any matters to be submitted to a vote of shareholders affects only the rights or interests of one or more classes of outstanding shares. In that case, only the shareholders of the class or classes so affected shall be entitled to vote on the matter.

Each Fund share representing interests in a Fund, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Upon liquidation of a Fund, the shareholders of that Fund shall be entitled to share, pro rata, in any assets of the Fund after the discharge of all charges, taxes, expenses and liabilities.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees or Directors can elect all Trustees or Directors. In the case of the Trust, shareholders generally vote by Fund, except with respect to the election of Trustees and the selection of independent public accountants. Shares are redeemable and transferable but have no preemptive, conversion or subscription rights.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each Agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust’s management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

CONTROL PERSONS

Control Persons of the Funds

As of January 31, 2010, the entities listed below owned more than 25% of the outstanding shares of the respective Funds, and as such, could be deemed to control those Funds within the meaning of the 1940 Act. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of the company. Shareholders owning 10% or more of the outstanding shares of a Fund may be able to call meetings without the approval of other investors in the Funds.

NAME AND ADDRESS OF OWNER *	PERCENT OF FUND

INTERNATIONAL EQUITY FUND
CHARLES SCHWAB & CO INC	25.29%
SPECIAL CUSTODY A/C FBO BENEFIT OF MERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

GLOBAL HIGH INCOME FUND
NFS LLC FEBO	30.66%
FIRST REPUBLIC BANK
111 PINE ST FL 4
SAN FRANCISCO CA 94111-5604

U.S. MICROCAP FUND
BROWN BROTHERS HARRIMAN & CO	59.28%
AS CUSTODIAN FOR 0549162 CASH
525 WASHINGTON BLVD
JERSEY CITY NJ 07310-1606

CHARLES SCHWAB & CO INC	29.58%
SPECIAL CUSTODY A/C FBO BENEFIT OF MERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

U.S. SMALLCAP FUND
CHARLES SCHWAB & CO INC	31.45%
SPECIAL CUSTODY A/C FBO BENEFIT OF MERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

BROWN BROTHERS HARRIMAN & CO	29.26%
AS CUSTODIAN FOR 0549162 CASH
525 WASHINGTON BLVD
JERSEY CITY NJ 07310-1606

NAME AND ADDRESS OF OWNER *	PERCENT OF FUND

U.S. MIDCAP FUND
BROWN BROTHERS HARRIMAN & CO	90.95%
AS CUSTODIAN FOR 0549162 CASH
525 WASHINGTON BLVD
JERSEY CITY NJ 07310-1606

U.S. MULTICAP FUND
BROWN BROTHERS HARRIMAN & CO	69.55%
AS CUSTODIAN FOR 0549162 CASH
525 WASHINGTON BLVD
JERSEY CITY NJ 07310-1606

*	Each of these entities is the shareholder of record for its customers, and may disclaim any beneficial ownership therein.

As of January 31, 2010, to the knowledge of the Funds no entity owned more than 25% of the outstanding shares of the International Equity Fund II, Total Return Bond Fund or Global Equity Fund, and as such, could be deemed to control the International Equity Fund II, Total Return Bond or Global Equity Fund within the meaning of the 1940 Act.

Principal Holders of the Funds

As of January 31, 2010, to the knowledge of the Funds the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below:

FUND NAME AND SHARE CLASS	NAME AND ADDRESS OF OWNER*	PERCENT OF CLASS

INTERNATIONAL EQUITY FUND
Class A	Charles Schwab	49.94%
	FBO Benefit of MERS
	101 Montgomery St
	San Francisco, CA 94104-4151
	National Financial Services	20.20%
	FEBO Our Customers
	One World Financial Center
	200 Liberty St
	New York, NY 10281-1003
Class I	National Financial Services FEBO Our Customers	12.36%
	One World Financial Center
	200 Liberty St
	New York, NY 10281-1003
	Charles Schwab	8.64%
	FBO Benefit of MERS
	101 Montgomery St
	San Francisco, CA 94104-4151
	Prudential Investment Mngmt Serv	6.31%
	FBO Mutual Fund Clients
	Mailstop NJ-05-11-20
	100 Mulberry St. Gateway Ctr 3-11 FL
	Iselin NJ 08830

INTERNATIONAL EQUITY FUND II
Class A	National Financial Services	31.89%
	FEBO Our Customers
	One World Financial Center
	200 Liberty St
	New York, NY 10281-1003
	Charles Schwab FBO Benefit of MERS	31.79%
	101 Montgomery St
	San Francisco, CA 94104-4151
	Fidelity Investments Institutional	7.41%
	100 Magellan Way (KWIC)
	Covington KY 41015-1999
Class I	National Financial Services	13.79%
	FEBO Our Customers
	One World Financial Center
	200 Liberty St
	New York, NY 10281-1003
	Prudential Investment Mngmt Serv	9.36%
	FBO Mutual Fund Clients
	Mailstop NJ-05-11-20
	100 Mulberry St. Gateway Ctr 3-11 FL
	Iselin NJ 08830
	Charles Schwab	8.38%
	FBO Benefit of MERS
	101 Montgomery St
	San Francisco, CA 94104-4151
	Wachovia Bank	7.11%
	1525 West WT Harris Blvd
	Charlotte, NC 28262-8522
	MLPF & S	5.25%
	For the sole benefit of its customers
	4800 Deer Lake Dr E FL 97HC3
	Jacksonville, FL 32246-6484
TOTAL RETURN BOND FUND
Class A	Charles Schwab	37.17%
	FBO Benefit of MERS
	101 Montgomery St
	San Francisco, CA 94104-4151
	National Financial Services	25.08%
	FEBO Our Customers
	One World Financial Center
	200 Liberty St
	New York, NY 10281-1003
	Ameritrade Inc	6.75%
	FBO our Customers
	P.O. Box 2226
	Omaha, NE 68103-2226
Class I	Wachovia Bank	25.01%
	1525 West WT Harris Blvd
	Charlotte, NC 28262-8522
	National Financial Services	19.19%
	FEBO Our Customers

	One World Financial Center
	200 Liberty St
	New York, NY 10281-1003
	Prudential Investment Mngmt Serv	18.30%
	FBO Mutual Fund Clients
	Mailstop NJ-05-11-20
	100 Mulberry St. Gateway Ctr 3-11 FL
	Iselin NJ 08830
	Charles Schwab	6.75%
	FBO Benefit of MERS
	101 Montgomery St
	San Francisco, CA 94104-4151
GLOBAL HIGH INCOME FUND
Class A	Charles Schwab	33.85%
	FBO Benefit of MERS
	101 Montgomery St
	San Francisco, CA 94104-4151
	National Financial Services	28.00%
	FEBO Our Customers
	One World Financial Center
	200 Liberty St
	New York, NY 10281-1003
Class I
	National Financial Services	32.47%
	FEBO Our Customers
	One World Financial Center
	200 Liberty St
	New York, NY 10281-1003
	LPL Financial	29.92%
	FBO Customer Accounts
	P.O. Box 509046
	San Diego, CA 92150-9046
	Charles Schwab	10.91%
	FBO Benefit of MERS
	101 Montgomery St
	San Francisco, CA 94104-4151
	Patterson & Co	7.05%
	Omnibus Cash
	1525 West WT Harris Blvd
	Charlotte, NC 28262-8522
	MLPF & S	6.77%
	For the sole benefit of its customers
	4800 Deer Lake Dr E FL 97HC3
	Jacksonville, FL 32246-6484
U.S. MICROCAP FUND
Class A	Brown Brothers Harriman & Co	78.75%
	525 Washington Blvd
	Jersey City, NJ 07310-1606
	LPL Financial	8.10%
	FBO Customer Accounts
	P.O. Box 509046
	San Diego, CA 92150-9046

Class I	Brown Brothers Harriman & Co	47.63%
	525 Washington Blvd
	Jersey City, NJ 07310-1606
	Charles Schwab	44.53%
	FBO Benefit of MERS
	101 Montgomery St
	San Francisco, CA 94104-4151
	MLPF & S
	For the sole benefit of its customers
	4800 Deer Lake Dr E FL 97HC3
	Jacksonville, FL 32246-6484
U.S. SMALLCAP FUND
Class A	Charles Schwab	28.89%
	FBO Benefit of MERS
	101 Montgomery St
	San Francisco, CA 94104-4151
	Brown Brothers Harriman & Co	20.47%
	525 Washington Blvd
	Jersey City, NJ 07310-1606
	National Financial Services	17.12%
	FEBO Our Customers
	One World Financial Center
	200 Liberty St
	New York, NY 10281-1003
	LPL Financial	14.47%
	FBO Customer Accounts
	P.O. Box 509046
	San Diego, CA 92150-9046
	Ameritrade Inc	8.27%
	FBO our Customers
	P.O. Box 2226
	Omaha, NE 68103-2226
Class I	Brown Brothers Harriman & Co	50.85%
	525 Washington Blvd
	Jersey City, NJ 07310-1606
	Charles Schwab	37.73%
	FBO Benefit of MERS
	101 Montgomery St
	San Francisco, CA 94104-4151
	MLPF & S	9.84%
	For the sole benefit of its customers
	4800 Deer Lake Dr E FL 97HC3
	Jacksonville, FL 32246-6484
U.S. MIDCAP FUND
Class A	Brown Brothers Harriman & Co	91.61%
	525 Washington Blvd
	Jersey City, NJ 07310-1606
Class I	Brown Brothers Harriman & Co	90.31%
	525 Washington Blvd
	Jersey City, NJ 07310-1606
	Charles Schwab	9.68%
	FBO Benefit of MERS
	101 Montgomery St
	San Francisco, CA 94104-4151

U.S. MULTICAP FUND
Class A	Brown Brothers Harriman & Co	94.32%
	525 Washington Blvd
	Jersey City, NJ 07310-1606
Class I	Brown Brothers Harriman & Co	55.17%
	525 Washington Blvd
	Jersey City, NJ 07310-1606
	Charles Schwab	44.82%
	FBO Benefit of MERS
	101 Montgomery St
	San Francisco, CA 94104-4151
GLOBAL EQUITY FUND
Class A	Charles Schwab	47.80%
	FBO Benefit of MERS
	101 Montgomery St
	San Francisco, CA 94104-4151
	National Financial Services	10.49%
	FEBO Our Customers
	One World Financial Center
	200 Liberty St
	New York, NY 10281-1003
	Ameritrade Inc	8.84%
	FBO our Customers
	P.O. Box 2226
	Omaha, NE 68103-2226
Class I	Bank of New York Mellon	29.14%
	Wendel & Co
	P.O. Box 1066
	New York, NY 10268-1066
	SEI Private Trust Co	27.42%
	c/o Union Bank of CA
	One Freedom Valley Drive
	Oaks PA 19456-9989
	LPL Financial	14.46%
	FBO Customer Accounts
	P.O. Box 509046
	San Diego, CA 92150-9046
	Mac & Co	5.23%
	Mutual Funds Ops
	P.O. Box 3198
	Pittsburgh PA 15230-3198
	Charles Schwab	5.05%
	FBO Benefit of MERS
	101 Montgomery St
	San Francisco, CA 94104-4151

*	Each of these entities is the shareholder of record for its customers, and may disclaim any beneficial ownership therein.

          As of February 24, 2010, the officers and the members of the Boards of the Artio Global Funds as a group owned less than 1% of each of the Artio Global Funds except the U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund, U.S. Multicap Fund and Global Equity Fund. The officers and members of the Boards as a group owned 25.82% of the U.S. Microcap Fund, 9.79% of the U.S. Smallcap Fund, 3.54% of the U.S. Midcap Fund, 27.95% of the U.S. Multicap Fund and 6.70% of the Global Equity Fund.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Information on how to purchase and redeem shares and how such shares are priced is included in the Prospectus.

Portfolio Valuation

Each Fund calculates the NAV per share, generally using market prices, by dividing the total value of a Fund’s net assets by the number of the shares outstanding. NAV is calculated separately for each Class of a Fund. The Prospectus discusses the time at which the NAV of the Funds is determined for purposes of effecting subscriptions and redemptions. The following is a description of the procedures used by the Funds to value their assets and liabilities.

General Valuation Information

Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of certain of its portfolio securities. A security, which is listed or traded on more than one exchange, is valued at the quotation on the exchange determined to be the local market in which a fund holds such security. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against the U.S. dollar (as quoted by WM/Reuters as of 11:00 a.m., EST for equity funds and as of 4:00 p.m., EST for fixed income funds). If market quotations for such securities are not available, the rate of exchange will be determined in good faith by the Adviser’s Pricing Committee (“Pricing Committee”) in accordance with valuation procedures (the “Valuation Procedures”) approved by the Boards. The Funds have engaged a fund accounting agent (the “Fund Accounting Agent”) to calculate and keep a record of each Fund’s daily NAV. The Fund Accounting Agent will obtain prices for portfolio securities and other investments and currency exchange rates from pricing or market quotation services (collectively, an “Authorized Pricing Service”) approved by the Boards.

Each Fund’s assets for which market quotations are readily available are assigned a fair market value based on quotations provided by pricing services or securities dealers. Equity investments are generally valued using the last sale price or official closing price of the primary market in which each security trades, or if no sales occurred during the day, at the mean of the current bid and ask quotes.

Fixed income securities are generally valued using prices provided directly by an Authorized Pricing Service or from one or more broker dealers or market makers, in accordance with the Valuation Procedures. The Authorized Pricing Services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost. To the extent that each Fund invests in other open-end funds, the Fund will calculate its NAV based upon the NAV of the underlying funds in which it invests. The prospectuses of these underlying funds explain the circumstances under which they will use fair value pricing and the effects of such fair value pricing. Certain fixed income securities and obligations purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date.

Fair Value

When market quotations are not readily available, or if the Adviser believes that such market quotations are not accurate, the fair value of a Fund’s assets will be determined by the Pricing Committee in accordance with the Valuation Procedures. Under the Valuation Procedures, the Pricing Committee may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if a market quotation from a broker-dealer or other source is unreliable, or where the security or other asset is thinly traded. For options, swaps and warrants, a fair value price may be determined using an industry accepted modeling tool. In addition, the Adviser monitors for developments in the marketplace globally for circumstances which may present a significant event. The Fund Accounting Agent also monitors the marketplace globally for such developments and notifies the Adviser if such developments are identified. The Pricing Committee may adjust previous closing prices of domestic or foreign securities in light of significant events in order to reflect the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; natural or man made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include but are not limited to corporate actions such as reorganizations, mergers and buyouts; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; trading limits; or suspensions.

For certain non-U.S. securities, the Boards have approved a third party vendor to supply evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the non-U.S. markets have closed. This fair value pricing methodology is designed to correlate the prices of foreign securities following the close of local markets to prices that might have prevailed at the time a Fund is priced. Fair value pricing of foreign securities may cause the value of such securities to be different from the closing value on the non-U.S. exchange and may affect the calculation of a Fund’s NAV. Certain Funds may fair value securities in other situations, for example, when a foreign market is closed but the Fund is open.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the fair values were used in determining a Fund’s NAV. As a result, a subscription or redemption of Fund shares at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Funds’ NAVs by short-term traders. While the Funds have policies regarding excessive trading, they may not be effective in preventing NAV arbitrage trading, particularly through omnibus accounts.

The Boards monitor the Adviser’s adherence to the Valuation Procedures and periodically review fair value decisions made by the Pricing Committee. The Boards have established Valuation Committees in order to delegate the authority and responsibility to oversee the implementation of, and adherence to the Valuation Procedures. The pricing methodologies utilized by the Authorized Pricing Service are reviewed periodically by the Pricing Committee under the general supervision of the Valuation Committees, which may replace any Authorized Pricing Service, at any time. The Pricing Committee’s primary responsibility is daily oversight of the generation of accurate NAV calculations, reasonable fair value determinations, and adherence to the Valuation Procedures.

REDEMPTIONS IN KIND

Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-dayperiod for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

LIMITATIONS ON REDEMPTIONS

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (“NYSE”) is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.

The Funds’ Boards have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive trading that may disadvantage long-term Fund shareholders. These policies are described below. The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary. See “Excessive Purchases and Redemptions or Exchanges” below for further information.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current NAV; the proceeds are immediately invested, at the price as determined above, in shares of a Fund being acquired. Reasonable procedures are used to verify that telephone exchange instructions are genuine. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. A telephone exchange may be refused by a Fund if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time. Please note that the Transfer Agent will charge your account a $5.00 fee for every exchange made via telephone.

ADDITIONAL INFORMATION CONCERNING EXCHANGE PRIVILEGE

Shareholders of record may exchange shares of a Fund for shares of the appropriate class of any other Fund of the Artio Global Investment Funds (with the exception of the International Equity Fund, which is limited to exchanges by existing shareholders of this Fund) or the Artio Global Equity Fund Inc. on any business day, by contacting the Transfer Agent directly to the extent such shares are offered for sale in the shareholder’s state of residence. Shareholders may exchange their shares on the basis of relative NAV at the time of exchange. A $5.00 fee will be charged for every exchange made via telephone, provided that the registration remains identical.

The exchange privilege enables shareholders to acquire shares in a Fund with different investment objectives when they believe that a shift between Funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current Prospectus of the Fund.

EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

The Funds’ Boards have adopted and implemented policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.

Risks Associated With Excessive or Short-Term Trading

To the extent that the Funds or their agents are unable to curtail excessive trading practices in a Fund, these practices may interfere with the efficient management of a Fund’s portfolio. For example, such practices may result in a Fund maintaining higher cash balances, using its line of credit to a greater extent, or engaging in more frequent or different portfolio transactions than it otherwise would. Increased portfolio transactions or greater use of the line of credit could correspondingly increase a Fund’s operating costs and decrease the Funds’ investment performance; maintenance of higher cash balances could result in lower Fund investment performance during periods of rising markets.

In addition, to the extent that a Fund significantly invests in foreign securities traded on markets which may close prior to the time the Fund determines its NAV (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the Funds’ valuation time that influence the value of these foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the Funds’ valuation time (referred to as time zone arbitrage).

High yield bonds (commonly known as junk bonds) often infrequently trade. Due to this fact, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (also referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a Fund’s portfolio to a greater degree than Funds which invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. The Funds have procedures designed to adjust closing market prices of securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the Funds’ valuation time. To the extent that a

Fund does not accurately value securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of Fund shares held by other shareholders.

Smaller capitalization stocks generally trade less frequently. Certain investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (also referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a Fund’s portfolio, particularly in comparison to funds that invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large or frequent redemption requests.

The Funds have procedures designed to adjust (or “fair value”) the closing market prices of securities under certain circumstances to reflect what they believe to be the fair value of the securities as of the Funds’ valuation time. To the extent that a Fund imperfectly fair values securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of Fund shares held by other shareholders.

Policy Regarding Excessive or Short-Term Trading

Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds discourage and do not knowingly accommodate frequent purchases and redemptions of Fund shares. The Funds reserve the right to reject without prior notice any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason, including, among other things, the belief that such individual or group trading activity would be harmful or disruptive to a Fund.

The Funds have adopted a “purchase blocking policy” that prohibits a shareholder who has redeemed or exchanged Fund shares having a value of greater than $5,000 from making an investment in the Funds or making exchanges among Funds for 30 calendar days after such transaction. Third-party intermediaries that hold client accounts as omnibus accounts with the Funds are required to implement this purchase blocking policy or another policy that the Funds determine is reasonably designed to achieve the objective of the purchase blocking policy.

Under the purchase blocking policy, the Fund will not prevent certain purchases and will not block certain redemptions, such as: systematic transactions where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase; purchases and redemptions of shares having a value of less than $5,000; retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system; and purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions.

Although the Funds are not utilizing a round-trip policy, the Funds employ procedures to monitor trading activity on a periodic basis in an effort to detect excessive short-term trading activities. The procedures currently are designed to enable the Funds to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Other than the Excessive or Short-Term Trading Policy described above, the Funds have not adopted a specific rule-set to identify such excessive short-term trading activity. However, as a general matter, the Funds will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity. If a Fund or the Transfer Agent believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may request that the shareholder or financial intermediary stop such activities, or refuse to process purchases or exchanges in the accounts. In its discretion, a Fund or the Transfer Agent may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Transfer Agent seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Transfer Agent also reserve the right to notify financial intermediaries of a shareholder’s trading activity. The Funds may also permanently ban a shareholder from opening new accounts or adding to existing accounts in any Fund.

If excessive trading is detected in an omnibus account, the Funds shall request that the financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. If the Funds determine that the financial intermediary or plan sponsor has not demonstrated adequately that it has taken appropriate action to curtail the excessive trading, the Funds may consider whether to terminate the relationship.

Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants may impose adverse consequences on the plan and on other participants who did not engage in excessive trading. To avoid these consequences, for retirement plans, the Funds generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the excessive trading activity by that participant or participants to cease. If excessive trading activity recurs, the Funds may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Funds to prevent their excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Funds will not always be able to detect frequent trading activity, investors should not assume that the Funds will be able to detect or prevent all frequent trading or other practices that disadvantage the Funds. Omnibus or other nominee account arrangements are common forms of holding shares of a Fund, particularly among certain financial intermediaries such as financial advisers, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients’ transaction and ownership positions in a manner that does not identify the particular underlying shareholder(s) to a Fund. The Funds comply fully with applicable federal rules requiring them to reach an agreement with each of its financial intermediaries pursuant to which certain information regarding purchases, redemptions, transfers and exchanges of fund shares by underlying beneficial owners through intermediary accounts will be provided to the Funds upon request. However, there can be no guarantee that all excessive, short term, or other trading activity the Funds may consider inappropriate will be detected even with such agreements in place.

The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Funds seek to discourage excessive trading cannot eliminate the possibility that such trading activity in the Funds will occur. The Funds currently do not charge a redemption fee. The Funds reserve the right, however, to impose such a fee or otherwise modify the Policy Regarding Excessive or Short-Term Trading at any time in the future.

ADDITIONAL INFORMATION CONCERNING TAXES

Each Fund has elected and intends to qualify annually as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a regulated investment company for a taxable year, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, net income derived from an interest in a qualified publicly traded partnership (“PTP”), gains from the sale or other disposition of stock, securities or foreign currencies or other income (such as gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer qualifying only if the Fund’s investment is limited to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are determined, under Treasury regulations, to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified PTPs; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends and interest net of expenses and net short-term capital gains in excess of net long-term capital losses) for the year.

The International Equity, International Equity II and Global Equity Funds may invest in precious metal futures contracts and other precious metal-related instruments that do not constitute “securities” for purposes of the regulated investment company qualification tests referred to in the previous paragraph. If a sufficient portion of a Fund’s assets were not stock or such securities or if a sufficient portion of a Fund’s gross income were not derived from stock or such securities for any taxable year, a Fund would fail to qualify as a regulated investment company for such taxable year. If a Fund fails to qualify for taxation as a regulated investment company for any taxable year, the Fund’s income will be taxed at the Fund-level at regular corporate rates.

Each Fund is subject to a 4% nondeductible excise tax to the extent that it fails to distribute to its shareholders during each calendar year an amount equal to at least the sum of (a) 98% of its taxable ordinary investment income (excluding long-term and short-term capital gain income) for the calendar year; plus (b) 98% of its capital gain net income for the one year period ending on October 31 of such calendar year; plus (c) 100% of its ordinary investment income or capital gain net income from the preceding calendar year which was neither distributed to shareholders nor taxed to a Fund during such year. Each Fund intends to distribute to shareholders each year an amount sufficient to avoid the imposition of such excise tax.

Any dividend declared by a Fund in October, November or December as of a record date in such a month and paid the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the year in which it is declared. A Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes, respectively. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

If a Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may ameliorate these adverse tax consequences, but any such election could require the applicable Fund to recognize taxable income or gain, subject to tax distribution requirements, without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. Each of the Funds may limit or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

A Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

Investments in debt obligations that are at risk of default may present special tax issues. Tax rules may not be entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. In the event that a Fund invests in such securities, the Fund will address these and any other issues in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income or excise tax.

Net realized long-term capital gains will be distributed as described in the Prospectus. Such distributions (capital gain dividends), if any, will be taxable to a shareholder as long-term capital gains, regardless of how long a shareholder has held shares. If, however, a shareholder receives a capital gain dividend with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or redemption of such share that is less than or equal to the amount of the capital gain dividend will be treated as a long-term capital loss.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to a 30% “backup withholding tax” with respect to (a) dividends and distributions and (b) the proceeds of any redemptions of Fund shares. An individual’s taxpayer identification number is his or her social security number. The 30% “backup withholding tax” is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Any gain or loss realized by a shareholder upon the sale or other disposition of any class of shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers or to foreign shareholders. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Funds that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income derived from interest on bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which the Funds invest do not pay significant dividends on their stock, the Funds may not derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

The Global Equity Fund is organized as a Maryland Corporation and, under current law, the Fund is not liable for any income or franchise tax in the State of Maryland, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

In an effort to utilize capital loss carryforwards, the Funds may engage in enhanced trading activity. This may result in additional trading costs, as well as increased portfolio turnover. As of October 31, 2009, the following Funds had net realized loss carry-forwards for federal income tax purposes.

	Expires in 2009	Expires in 2010	Expires in 2011	Expires in 2016

International Equity Fund	—	—	—	$889,548,240
International Equity Fund II	—	—	—	$1,714,515,520
Global High Income Fund	—	—	—	$1,928,538
U.S. Microcap Fund	—	—	—	$1,304,020
U.S. Smallcap Fund	—	—	—	$1,647,521
U.S. Midcap Fund	—	—	—	$1,141,480
U.S. Multicap Fund	—	—	—	$1,341,576
Global Equity Fund	$78,444,271	$28,922,938	$7,288,718	$19,632,031

The foregoing is only a summary of certain tax considerations generally affecting the Funds and shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP serves as the independent registered public accounting firm of the Trust and the Global Equity Fund and performs annual audits of the Funds’ financial statements.

COUNSEL

Howard & Majewski LLP serves as counsel for the Funds.

FINANCIAL STATEMENTS

The Financial Statements contained in the Funds’ Annual Report to Shareholders for the year or period ended October 31, 2009, are incorporated by reference into this SAI and are audited by KPMG LLP. Copies of the Trust’s and Global Equity Fund’s 2009 Annual Report may be obtained by calling Artio Global at the telephone number on the first page of the SAI or on the Funds website at www.artiofunds.com.

APPENDIX A — DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

Standard and Poor’s Ratings Group Commercial Paper Ratings

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest.

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

A-3 - Adequate capacity to meet financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitments.

Moody’s Investors Service’s Commercial Paper Ratings

Prime-1 - Issuers (or related supporting institutions) rated “Prime-1” have a superior ability for repayment of senior short-term debt obligations. “Prime-1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers (or related supporting institutions) rated “Prime-2” have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

CORPORATE BOND RATINGS

The following summarizes the ratings used by S&P for corporate bonds:

AAA — This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to meet financial commitments.

AA — Bonds rated “AA” also qualify as high quality debt obligations. Capacity to pay meet financial commitments is very strong and differs from AAA issues only in small degree.

A — Bonds rated “A” have a strong capacity to meet financial commitments although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB — Bonds rated “BBB” exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitments for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC and C — Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to meet financial commitments in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large

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uncertainties or major risk exposures to adverse conditions.

D — Bonds rated “D” are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during the grace period.

NR — This indicates that no rating has been requested, that there is insufficient information on which to base the rating, or that S&P does not rate a particular obligation as a matter of policy.

To provide more detailed indications of credit quality, the ratings set forth above may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody’s for corporate bonds:

Aaa — Bonds that are rated “Aaa” are judged to be of the highest quality and carry the minimal credit risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds that are rated “Aa” are judged to be of high quality and are subject to very low credit risk. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds that are rated “A” possess many favorable investment attributes and are to be considered as upper medium grade and are subject to low credit risk. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds that are rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba — Bonds that are rated “Ba” are judged to have speculative elements and are subject to substantial credit risk. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds that are rated “B” are considered speculative and are subject to high credit risk. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds that are rated “Caa” are of poor standing and are subject to very high credit risk. These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca — Bonds that are rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Bonds that are rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest..

Moody’s applies numerical modifiers (1, 2 and 3) with respect to the bonds rated “Aa” through “Caa.” The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

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Appendix B

Appendix B – Proxy Voting Guidelines Summary

2010 U.S. Proxy Voting Guidelines Summary

February 25, 2010

RiskMetrics Group
2010 U.S. Proxy Voting Guidelines Summary
Effective for Meetings on or after Feb. 1, 2010
Published December 31, 2009
Updated Feb. 25, 2010
The following is a condensed version of the proxy voting recommendations contained in the RiskMetrics’ (RMG) U.S. Proxy Voting Manual.

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2

3

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1. Routine/Miscellaneous

Adjourn Meeting
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name
Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting
Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.
Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business
Vote AGAINST proposals to approve other business when it appears as voting item.

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Audit-Related

Auditor Indemnification and Limitation of Liability
Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:
•	The terms of the auditor agreement- the degree to which these agreements impact shareholders’ rights;

•	Motivation and rationale for establishing the agreements;

•	Quality of disclosure; and

•	Historical practices in the audit area.

WTHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:
•	Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.
In circumstances where “Other” fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:
•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

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2. Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined on a CASE-BY-CASE basis. Four fundamental principles apply when determining votes on director nominees:
•

Board Accountability: Practices that promote accountability include: transparency into a company’s governance practices; annual board elections; and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

•

Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and to tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

•	Director Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

•

Director Competence: Companies should seek directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings and/or who are overextended (i.e. serving on too many boards) raise concern on the director’s ability to effectively serve in shareholders’ best interests.

Board Accountability

Problematic Takeover Defenses
VOTE WITHHOLD/AGAINST[1] the entire board of directors (except new nominees[2], who should be considered on a CASE-by-CASE basis), if:
•

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;

• The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;

•

The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review

1 In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If RMG cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

•	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-By-CASE on all nominees if the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
•

The date of the pill’s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices
Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:
•	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if:
•

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices
VOTE WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:
•	There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);

•	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the firm’s equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment made to shareholders;

•	The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Other Problematic Governance Practices
VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:

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•

The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved. If this information cannot be obtained, withhold from all incumbent directors;

•

The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

	-	A classified board structure;

	-	A supermajority vote requirement;

	-	Majority vote standard for director elections with no carve out for contested elections;

	-	The inability for shareholders to call special meetings;

	-	The inability for shareholders to act by written consent;

	-	A dual-class structure; and/or

	-	A non-shareholder approved poison pill.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:
•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Board Responsiveness
Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:
•

The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Director Independence
Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:
•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

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•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

•	The full board is less than majority independent.

Director Competence
Vote AGAINST or WITHHOLD from individual directors who:
•

Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

	-	Degree to which absences were due to an unavoidable conflict;

	-	Pattern of absenteeism; and

	-	Other extraordinary circumstances underlying the director’s absence;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

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2010 RMG Categorization of Directors

1.	Inside Director (I)
	1.1.	Employee of the company or one of its affiliates[i].
	1.2.	Among the five most highly paid individuals (excluding interim CEO).
	1.3.	Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934 (“Section 16 officer”)ii.
	1.4.	Current interim CEO.
	1.5.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

2.	Affiliated Outside Director (AO)
Board Attestation
	2.1.	Board attestation that an outside director is not independent.
Former CEO
	2.2.	Former CEO of the companyiii,iv.
	2.3.	Former CEO of an acquired company within the past five yearsiv.
	2.4.	Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO’s employment agreement will be made[v].
Non-CEO Executives
	2.5.	Former Section 16 officerii of the company, an affiliate[i] or an acquired firm within the past five years.
	2.6.	Section 16 officerii of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.
	2.7.	Section 16 officerii, former Section 16 officer, or general or limited partner of a joint venture or partnership with the company.
Family Members
	2.8.	Immediate family membervi of a current or former Section 16 officerii of the company or its affiliates[i] within the last five years.
2.9.

Immediate family membervi of a current employee of company or its affiliates[i] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships
2.10.

Currently provides (or an immediate family membervi provides) professional servicesvii to the company, to an affiliate[i] of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.11.

Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional servicesvii to the company, to an affiliate[i] of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

	2.12.	Has (or an immediate family membervi has) any material transactional relationshipviii with the company or its affiliates[i] (excluding investments in the company through a private placement).
2.13.

Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationshipviii with the company or its affiliates[i] (excluding investments in the company through a private placement).

	2.14.	Is (or an immediate family membervi is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowmentsviii from the company or its affiliates[i].
Other Relationships
	2.15.	Party to a voting agreementix to vote in line with management on proposals being brought to shareholder vote.
	2.16.	Has (or an immediate family membervi has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee[x].
	2.17.	Founderxi of the company but not currently an employee.
	2.18.	Any materialxii relationship with the company.

3.	Independent Outside Director (IO)
	3.1.	No materialxii connection to the company other than a board seat.
Footnotes:
[i] “Affiliate” includes a subsidiary, sibling company, or parent company. RMG uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

ii “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider. If the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

iii Includes any former CEO of the company prior to the company’s initial public offering (IPO).

iv When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, RMG will generally classify such directors as independent unless determined otherwise taking into account the following

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factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

[v] RMG will look at the terms of the interim CEO’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. RMG will also consider if a formal search process was underway for a full-time CEO at the time.

vi “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

vii Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

viii A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE/Amex listing standards. In the case of a company which follows neither of the preceding standards, RMG will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

ix Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement, will generally be classified as independent unless determined otherwise taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

[x] Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

xi The operating involvement of the founder with the company will be considered. Little to no operating involvement may cause RMG to deem the founder as an independent outsider.

xii For purposes of RMG’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Board-Related Management Proposals

Age Limits
Vote AGAINST management proposal to limit the tenure of outside directors through mandatory retirement ages.

Board Size
Vote FOR proposals seeking to fix the board size or designate a range for the board size.
Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board
Vote AGAINST proposals to classify (stagger) the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

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Cumulative Voting
Generally vote AGAINST proposals to eliminate cumulative voting.

Director and Officer Indemnification and Liability Protection
Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.
Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e., “permissive indemnification”) but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
• If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

• If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Filling Vacancies/Removal of Directors
Vote AGAINST proposals that provide that directors may be removed only for cause.
Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.
Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Majority Vote Threshold for Director Elections
Generally vote FOR management proposals to adopt a majority of votes cast standard for directors in uncontested elections.
Vote AGAINST if no carve-out for plurality in contested elections is included.

Term Limits

Vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Board-Related Shareholder Proposals/Initiatives

Age Limits
Vote AGAINST shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Annual Election (Declassification) of the Board
Vote FOR shareholder proposals to repeal classified (staggered) boards and to elect all directors annually.

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CEO Succession Planning
Generally vote FOR proposals seeking disclosure on a CEO succession planning policy, considering at a minimus, the following factors:
•	The reasonableness/scope of the request; and

•	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting
Generally vote FOR shareholder proposals to restore or provide for cumulative voting unless:
•	The company has proxy access or a similar structure[3] to allow shareholders to nominate directors to the company’s ballot; and

•

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•	The company disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•	The scope and structure of the proposal.

Establishment of Board Committees Shareholder Proposals

Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

•	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

•	Level of disclosure regarding the issue for which board oversight is sought;

•	Company performance related to the issue for which board oversight is sought;

•	Board committee structure compared to that of other companies in its industry sector; and/or

•	The scope and structure of the proposal.

3 Similar structure” would be a structure that allows shareholders to nominate candidates who the company will include on the management ballot IN ADDITION TO management’s nominees, and their bios are included in management’s proxy.

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Establishment of Board Policy on Shareholder Engagement

Generally vote FOR shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•	Effectively disclosed information with respect to this structure to its shareholders;

•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•

The company has an independent chairman or a lead director, according to RMG’s definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Filling Vacancies/Removal of Directors
Vote AGAINST proposals that provide that directors may be removed only for cause.
Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.
Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:
The company maintains the following counterbalancing governance structure:
•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

	-	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

	-	serves as liaison between the chairman and the independent directors;

	-	approves information sent to the board;

	-	approves meeting agendas for the board;

	-	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

	-	has the authority to call meetings of the independent directors;

	-	if requested by major shareholders, ensures that he is available for consultation and direct communication;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•

A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

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•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

	-	Egregious compensation practices;

	-	Multiple related-party transactions or other issues putting director independence at risk;

	-	Corporate and/or management scandals;

	-	Excessive problematic corporate governance provisions; or

	-	Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

Majority of Independent Directors/Establishment of Independent Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by RMG’s definition of independent outsider. (See Categorization of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Open Access (Proxy Access)
Vote CASE-BY-CASE on shareholder proposals asking for open or proxy access, taking into account:
• The ownership threshold proposed in the resolution;

• The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

Proxy Contests- Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Require More Nominees than Open Seats
Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

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Term Limits

Vote AGAINST shareholder proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Vote No Campaigns

In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly-available information.

3. Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE basis on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.
Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold

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level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.
Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Net Operating Loss (NOL) Protective Amendments

For management proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”), the following factors should be considered on a CASE-BY-CASE basis:

•

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);

•	The value of the NOLs;
•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Poison Pills- Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

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•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Poison Pills- Management Proposals to Ratify Poison Pill
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to ratify a Pill to preserve Net Operating Losses (NOLs)

Vote CASE-BY-CASE on management proposals for poison pill ratification. For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOLs”), the following factors are considered on a CASE-BY-CASE basis:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);
•	The value of the NOLs;
•	The term;
•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

Management or shareholder proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

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•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent
Vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.
Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent taking into account the following factors:
•	Shareholders’ current right to act by written consent;
•	Consent threshold;
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of and management’s response to previous shareholder proposals.

Shareholder Ability to Call Special Meetings
Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.
Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;
•	Minimum ownership threshold necessary to call special meetings (10% preferred);
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of and management’s response to previous shareholder proposals.

Stakeholder Provisions
Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

•	Ownership structure;
•	Quorum requirements; and
•	Supermajority vote requirements.

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4. CAPITAL/RESTRUCTURING

Capital

Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:
•	Past Board Performance:

	o	The company’s use of authorized shares during the last three years;
	o	One-and three-year total shareholder return; and
	o	The board’s governance structure and practices;
•	The Current Request:
	o	Disclosure in the proxy statement of the specific reasons for the proposed increase;
o

The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and its three-year total shareholder return; and

	o	Risks to shareholders of not approving the request.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights.

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preemptive Rights
Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock
Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
•	Past Board Performance:

	o	The company’s use of authorized preferred shares during the last three years;

	o	One-and three-year total shareholder return; and

	o	The board’s governance structure and practices;

•	The Current Request:

	o	Disclosure in the proxy statement of specific reasons for the proposed increase;

o

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and three-year total shareholder return; and

	o	Whether the shares requested are blank check preferred shares, and whether they are declawed.

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Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series that has superior voting rights.

Recapitalization
Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:
•	More simplified capital structure;

•	Enhanced liquidity;

•	Fairness of conversion terms;

•	Impact on voting power and dividends;

•	Reasons for the reclassification;

•	Conflicts of interest; and

•	Other alternatives considered.

Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by RMG.

Tracking Stock
Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:
•	Adverse governance changes;

•	Excessive increases in authorized capital stock;

•	Unfair method of distribution;

•	Diminution of voting rights;

•	Adverse conversion features;

•	Negative impact on stock option plans; and

•	Alternatives such as spin-off.

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Restructuring

Appraisal Rights
Vote FOR proposals to restore, or provide shareholders with rights of appraisal.

Asset Purchases
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
•	Purchase price;

•	Fairness opinion;

•	Financial and strategic benefits;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives for the business;

•	Non-completion risk.

Asset Sales
Vote CASE-BY-CASE on asset sales, considering the following factors:
•	Impact on the balance sheet/working capital;

•	Potential elimination of diseconomies;

•	Anticipated financial and operating benefits;

•	Anticipated use of funds;

•	Value received for the asset;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest.

Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:
•	Dilution to existing shareholders’ position;

•	Terms of the offer;

•	Financial issues;

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•	Management’s efforts to pursue other alternatives;

•	Control issues;

•	Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company
Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:
•	The reasons for the change;

•	Any financial or tax benefits;

•	Regulatory benefits;

•	Increases in capital structure;

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital Structure”);

•	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)
Vote CASE-BY-CASE on going private transactions, taking into account the following:
•	Offer price/premium;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives/offers considered; and

•	Non-completion risk.

Vote CASE-BY-CASE on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:
•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

	-	Are all shareholders able to participate in the transaction?

	-	Will there be a liquid market for remaining shareholders following the transaction?

	-	Does the company have strong corporate governance?

	-	Will insiders reap the gains of control following the proposed transaction?

	-	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures
Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:
•	Percentage of assets/business contributed;

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•	Percentage ownership;

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives;

•	Noncompletion risk.

Liquidations
Vote CASE-BY-CASE on liquidations, taking into account the following:
• Management’s efforts to pursue other alternatives;

• Appraisal value of assets; and

• The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions
Vote CASE –BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

• Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “RMG Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Plans of Reorganization (Bankruptcy)
Vote CASE-BY-CASE basis on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:
• Estimated value and financial prospects of the reorganized company;

• Percentage ownership of current shareholders in the reorganized company;

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•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

•	Existence of a superior alternative to the plan of reorganization; and

•	Governance of the reorganized company.

Private Placements/Warrants/Convertible Debentures
Vote CASE-BY-CASE on proposals regarding private placements taking into consideration:
1.	Dilution to existing shareholders’ position.

	-	The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion.

2.	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; conversion features; termination penalties; exit strategy.

	-	The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial issues.

-

When evaluating the magnitude of a private placement discount or premium, RiskMetrics will consider whether it is affected by liquidity, due diligence, control and monitoring issues, capital scarcity, information asymmetry and anticipation of future performance.

3.	Financial issues include but are not limited to examining the following:

	-	Company’s financial situation;

	-	Degree of need for capital;

	-	Use of proceeds;

	-	Effect of the financing on the company’s cost of capital;

	-	Current and proposed cash burn rate; and

	-	Going concern viability and the state of the capital and credit markets.

4.

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives. A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

5.	Control issues:

	-	Change in management;

	-	Change in control,

	-	Guaranteed board and committee seats;

	-	Standstill provisions;

	-	Voting agreements;

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	-	Veto power over certain corporate actions.

Minority versus majority ownership and corresponding minority discount or majority control premium
6.	Conflicts of interest

	-	Conflicts of interest should be viewed from the perspective of the company and the investor.

	-	Were the terms of the transaction negotiated at arm’s-length? Are managerial incentives aligned with shareholder interests?

7.	Market reaction

	-	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Special Purpose Acquisition Corporations (SPACs)
Vote on a CASE-BY-CASE basis on SPAC mergers and acquisitions taking into account the following:
•

Valuation – Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

•

Market reaction – How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•

Deal timing – A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•	Negotiations and process – What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

•

Conflicts of interest – How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

•	Voting agreements – Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?

•	Governance – What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Spinoffs
Vote CASE-BY-CASE on spin-offs, considering:
•	Tax and regulatory advantages;

•	Planned use of the sale proceeds;

•	Valuation of spinoff;

•	Fairness opinion;

•	Benefits to the parent company;

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•	Conflicts of interest;

•	Managerial incentives;

•	Corporate governance changes;

•	Changes in the capital structure.

Value Maximization Shareholder Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;

•	Signs of entrenched board and management;

•	Strategic plan in place for improving value;

•	Likelihood of receiving reasonable value in a sale or dissolution; and

•	Whether company is actively exploring its strategic options, including retaining a financial advisor.

5. COMPENSATION

Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

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Advisory Votes on Executive Compensation-Management Proposals (Management Say-on-Pay)
Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

• There is a misalignment between CEO pay and company performance (pay for performance);

• The company maintains problematic pay practices;

• The board exhibits poor communication and responsiveness to shareholders.

Voting Alternatives

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices—dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:
•

Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short-and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

•

Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

•

Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Primary Evaluation Factors for Executive Pay

Pay for Performance

Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:
• Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS – Global Industry Classification Group); and

•

Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to

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shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Non-Performance based Compensation Elements

Companies adopt a variety of pay arrangements that may be acceptable in their particular industries, or unique for a particular situation, and all companies are reviewed on a case-by-case basis. However, there are certain adverse practices that are particularly contrary to a performance-based pay philosophy, including guaranteed pay and excessive or inappropriate non-performance-based pay elements.

While not exhaustive, this is the list of practices that carry greatest weight in this consideration and may result in negative vote recommendations on a stand-alone basis. For more details, please refer to RMG’s Compensation FAQ document: http://www.riskmetrics.com/policy/2010_compensation_FAQ:

•	Multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation;

•	Including additional years of unworked service that result in significant additional benefits, without sufficient justification, or including long-term equity awards in the pension calculation;

•	Perquisites for former and/or retired executives, and extraordinary relocation benefits (including home buyouts) for current executives;

•

Change-in-control payments exceeding 3 times base salary and target bonus; change-in-control payments without job loss or substantial diminution of duties (“Single Triggers”); new or materially amended agreements that provide for “modified single triggers” (under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package); new or materially amended agreements that provide for an excise tax gross-up (including “modified gross-ups”);

•	Tax Reimbursements related to executive perquisites or other payments such as personal use of corporate aircraft, executive life insurance, bonus, etc; (see also excise tax gross-ups above)

•	Dividends or dividend equivalents paid on unvested performance shares or units;

•	Executives using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements; or

•

Repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval (including cash buyouts and voluntary surrender/subsequent regrant of underwater options).

Incentives that may Motivate Excessive Risk-Taking
Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

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•	Guaranteed bonuses;

•	A single performance metric used for short-and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-by-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-by-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness
Consider the following factors on a CASE-BY-CASE basis when evaluating ballot items related to executive pay:
•	Poor disclosure practices, including:

	-	Unclear explanation of how the CEO is involved in the pay setting process;

	-	Retrospective performance targets and methodology not discussed;

	-	Methodology for benchmarking practices and/or peer group not disclosed and explained.

•	Board’s responsiveness to investor input and engagement on compensation issues, for example:

	-	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

	-	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

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Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
• The total cost of the company’s equity plans is unreasonable;

• The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•

The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

• The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group;

•

Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

• The plan is a vehicle for problematic pay practices.

Each of these factors is described below:

Cost of Equity Plans
Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Repricing Provisions

Vote AGAINST plans that expressly permit the repricing or exchange of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented a repricing or an option exchange program, by buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST equity plans for companies whose average three-year burn rates exceeds the greater of: (1) the mean plus one standard deviation of the company’s GICS group segmented by Russell 3000 index and non-Russell 3000 index (per the following Burn Rate Table); or (2) two percent of weighted common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

The annual burn rate is calculated as follows:
Annual Burn rate = (# of options granted + # of full value shares awarded * Multiplier) / Weighted Average common shares outstanding)

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

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For the Dec. 1, 2009 and future quarterly data downloads, RMG will use the 200-day volatility for the shareholder value transfer and burn rate policies. We will also use the 200-day average stock price for the shareholder value transfer policy.

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Burn Rate Table for 2010

		Russell 3000			Non-Russell 3000

1010	Energy	1.07%	1.08%	2.14%	2.04%	2.26%	4.30%
1510	Materials	0.94%	0.68%	1.63%	1.97%	2.57%	4.54%
2010	Capital Goods	1.10%	0.85%	1.95%	2.07%	2.62%	4.69%
2020	Commercial Services & Supplies	1.67%	1.23%	2.89%	1.82%	1.71%	3.53%
2030	Transportation	1.20%	0.93%	2.13%	1.36%	0.95%	2.31%
2510	Automobiles & Components	1.36%	1.63%	2.99%	1.36%	1.63%	2.99%
2520	Consumer Durables & Apparel	1.76%	1.21%	2.97%	1.56%	1.81%	3.37%
2530	Hotels Restaurants & Leisure	1.69%	1.11%	2.80%	1.52%	1.65%	3.17%
2540	Media	1.36%	0.93%	2.28%	2.14%	1.88%	4.03%
2550	Retailing	1.69%	1.41%	3.10%	2.19%	1.82%	4.01%
3010, 3020, 3030	Food & Staples Retailing	1.25%	1.67%	2.92%	1.52%	1.65%	3.17%
3510	Health Care Equipment & Services	2.19%	1.46%	3.65%	3.77%	4.16%	7.92%
3520	Pharmaceuticals & Biotechnology	3.19%	1.97%	5.16%	4.52%	4.05%	8.58%
4010	Banks	1.02%	1.04%	2.05%	0.81%	1.31%	2.12%
4020	Diversified Financials	2.21%	2.94%	5.15%	4.25%	4.05%	8.30%
4030	Insurance	1.07%	0.94%	2.02%	1.03%	1.28%	2.31%
4040	Real Estate	0.56%	0.49%	1.04%	0.99%	2.14%	3.13%
4510	Software & Services	3.15%	2.32%	5.47%	4.32%	3.26%	7.58%
4520	Technology Hardware & Equipment	2.60%	2.18%	4.79%	3.32%	3.76%	7.08%
4530	Semiconductors & Semiconductor Equipment	2.94%	1.88%	4.82%	4.33%	2.98%	7.31%
5010	Telecommunication Services	1.30%	1.20%	2.50%	2.63%	2.45%	5.08%
5510	Utilities	0.41%	0.39%	0.80%	0.76%	0.88%	1.64%

For companies that grant both full value awards and stock options to their participants, apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

54.6% and higher	1 full-value award will count as 1.5 option shares
36.1% or higher and less than 54.6%	1 full-value award will count as 2.0 option shares
24.9% or higher and less than 36.1%	1 full-value award will count as 2.5 option shares
16.5% or higher and less than 24.9%	1 full-value award will count as 3.0 option shares
7.9% or higher and less than 16.5%	1 full-value award will count as 3.5 option shares
Less than 7.9%	1 full-value award will count as 4.0 option shares

Pay-for-Performance- Impact on Equity Plans

If a significant portion of the CEO’s misaligned pay is attributed to equity awards, and there is an equity plan on the ballot, vote AGAINST the equity plan, taking in to consideration:

•	Magnitude of pay increase/decrease in the last fiscal year;

•	Source of pay increase (cash or equity); and

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•	Proportion of equity awards granted in the last fiscal year concentrated at the named executive officer level.

See Pay-for-Performance discussion under Executive Pay Evaluation for further details.

Liberal Definition of Change-in-Control
Generally vote AGAINST equity plans if the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Problematic Pay Practices
If the equity plan on the ballot is a vehicle for problematic pay practices, vote AGAINST the plan.

Specific Treatment of Certain Award Types in Equity Plan Evaluations:

Dividend Equivalent Rights
Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling Provisions
Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Operating Partnership (OP) units in Equity Plan analysis of Real Estate Investment Trusts (REITs)
For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Option Overhang Cost
Companies with sustained positive stock performance and high overhang cost attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider, on a CASE-BY-CASE basis, a carve-out of a portion of cost attributable to overhang, considering the following criteria:

•

Performance: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

•

Overhang Disclosure: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company’s overhang. Specifically, the following disclosure would be required:

	-	The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;

-

The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

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	-	The general vesting provisions of option grants; and

	-	The distribution of outstanding option grants with respect to the named executive officers;

•

Dilution: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company’s three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company’s unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year’s weighted average shares outstanding (as used in the company’s calculation of basic EPS) and divide the sum of the new share request and all available shares under the company’s equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

•

Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

Other Compensation Plans

401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans— Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:
•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans— Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

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Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) are considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by RMG. Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.
Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in RMG’s classification of director independence.

Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:
•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.
In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash
Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.
Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.
Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, RMG will not make any adjustments to carve out the in-lieu-of cash compensation.

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Transfer Stock Option (TSO) Programs

One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.
Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

•	Executive officers and non-employee directors are excluded from participating;

•

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term. Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Cost of the program and impact of the TSOs on company’s total option expense

•	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Equity Plans for Non-Employee Directors
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

	-	A minimum vesting of three years for stock options or restricted stock; or

	-	Deferred stock payable at the end of a three-year deferral period.

•	Mix between cash and equity:

	-	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

	-	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites provided to non-employee directors; and

•

Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

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Director Retirement Plans
Vote AGAINST retirement plans for non-employee directors.
Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Generally vote FOR proposals seeking a policy that prohibits names executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Bonus Banking/Bonus Banking “Plus”

Vote CASE-BY-CASE on proposals seeking defferal of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whehter for the named executive officers or a wider group of employees), taking into account the following factors:

• The company’s past practices regarding equity and cash compensation;

• Whether the company has a holding period of stock ownership requirements in place, such as a meaningful retention ration (at least 50 percent for full tenure); and

• Whether the company has a rigorous claw-back policy in place.

Compensation Consultants-Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only.
Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

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Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

•	While employed and/or for two years following the termination of their employment; or

•	For a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with rebate release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:
•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

	-	Rigorous stock ownership guidelines;

	-	A holding period requirement coupled with a significant long-term ownership requirement; or

	-	A meaningful retention ratio;

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;

•	Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Pay for Superior Performance

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. The proposal has the following principles:

•	Sets compensation targets for the Plan’s annual and long-term incentive pay components at or below the peer group median;

•	Delivers a majority of the Plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•

Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•

Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:
•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

•

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?

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Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•

First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pension Plan Income Accounting
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Pre-Arranged Trading Plans (10b5-1 Plans)
Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:
•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan.

•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit CEOs from serving on Compensation Committees

Generally vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoup Bonuses

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. RMG will take into consideration:

•	If the company has adopted a formal recoupment bonus policy;

•	If the company has chronic restatement history or material financial problems; or

•	If the company’s policy substantially addresses the concerns raised by the proponent.

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Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

	-	Rigorous stock ownership guidelines, or

	-	A holding period requirement coupled with a significant long-term ownership requirement, or

	-	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

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Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity

Vote on a CASE-by-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity. Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are consider a poor pay practice under RMG policy, and may even result in withheld votes from compensation committee members. The second component of this proposal –-related to the elimination of accelerated vesting – requires more careful consideration. The following factors will be taken into regarding this policy.

•

The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares.

•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executive in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control_.

Tax Gross-Up Proposals

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

6. Social/Environmental Issues

Overall Approach

When evaluating social and environmental shareholder proposals, RMG considers the following factors:
•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

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Animal Welfare

Animal Testing
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are commonly accepted and used at industry peers; or

•	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Welfare Policies
Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:
•	The company has already published a set of animal welfare standards and monitors compliance;

•	The company’s standards are comparable to industry peers; and

•	There are no recent, significant fines or litigation related to the company’s treatment of animals.

Controlled Atmosphere Killing (CAK)

Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
•	The company’s business and the proportion of it affected by the resolution;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

Consumer Lending
Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures taking into account:
•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

•	Whether the company has adequately disclosed the financial risks of the lending products in question;

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•	Whether the company has been subject to violations of lending laws or serious lending controversies;

•	Peer companies’ policies to prevent abusive lending practices.

Pharmaceutical Pricing, Access to Medicines, and Product Reimportation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate report on their product pricing policies or their access to medicine policies, considering:
•	The nature of the company’s business and the potential for reputational and market risk exposure;

•	The existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions; and

•	The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

•	The company already discloses similar information through existing reports such as a Supplier Code of Conduct and/or a sustainability report;

•

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies, significant fines, or litigation.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

•	The company’s current level of disclosure regarding its product safety policies, initiatives and oversight mechanisms.

•	Current regulations in the markets in which the company operates; and

•	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

Tobacco
Vote CASE-BY-CASE on resolutions regarding the advertisement of tobacco products, considering:
•	Recent related fines, controversies, or significant litigation;

•	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

•	Whether the company’s advertising restrictions deviate from those of industry peers;

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

•	Whether restrictions on marketing to youth extend to foreign countries.

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Vote CASE-BY-CASE on proposals regarding second-hand smoke, considering;
•	Whether the company complies with all laws and regulations;

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness;

•	The risk of any health-related liabilities.

Generally vote AGAINST resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote AGAINST proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Diversity

Board Diversity

Generally vote FOR requests for reports on the company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	The company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

Generally vote FOR proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

•	The company publicly discloses its comprehensive equal opportunity policies and initiatives;

•	The company already publicly discloses comprehensive workforce diversity data; and

•	The company has no recent significant EEO-related violations or litigation.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant cost and administration burden on the company.

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Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Climate Change and the Environment

Climate Change
Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering:
•

The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

• The company’s level of disclosure is at least comparable to that of industry peers; and

• There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Concentrated Animal Feeding Operations (CAFOs)
Generally vote FOR resolutions requesting companies report to shareholders on the risks and liabilities associated with CAFOs unless:
• The company has publicly disclosed its environmental management policies for its corporate and contract farming operations, including compliance monitoring; and

• The company publicly discloses company and supplier farm environmental performance data; or

• The company does not have company-owned CAFOs and does not directly source from contract farm CAFOs.

Energy Efficiency
Generally vote FOR on proposals requesting a company report on its comprehensive energy efficiency policies, unless:
•

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

• The proponent requests adoption of specific energy efficiency goals within specific timelines.

Facility and Operational Safety/Security
Vote CASE-BY-CASE on resolutions requesting that companies report on safety and/or security risks associated with their operations and/or facilities, considering:
• The company’s compliance with applicable regulations and guidelines;

• The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and,

• The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

Greenhouse Gas (GHG) Emissions
Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

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•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology and;

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Operations in Protected Areas
Generally vote FOR requests for reports on potential environmental damage as a result of company operations in protected regions unless:
•	Operations in the specified regions are not permitted by current laws or regulations;

•	The company does not currently have operations or plans to develop operations in these protected regions; or,

•	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
•	The nature of the company’s business;

•	The extent that peer companies are recycling;

•	The timetable prescribed by the proposal and the costs and methods of implementation;

•	Whether the company has a poor environmental track record, such as violations of applicable regulations.

Renewable Energy

Generally vote FOR requests for reports on the feasibility of developing renewable energy resources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

General Corporate Issues

Charitable Contributions

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

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Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Generally vote AGAINST proposals to link, or report on linking, executive compensation to environmental and social criteria (such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, or predatory lending) as the practice of linking executive compensation and such criteria is currently the exception rather than the norm and there appears to be a lack of widely-accepted standards regarding the implementation of effective linkages between executive compensation and corporate non-financial performance. However, the following factors will be considered:

•	Whether the company has significant and persistent controversies or violations regarding social and/or environmental issues;

•	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

•	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

•	The company’s current level of disclosure regarding its environmental and social performance.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The value of the information sought by such proposals is unclear.

Health Pandemics

Vote CASE-BY-CASE on requests for reports outlining the impact of health pandemics (such as HIV/AIDS, Malaria, Tuberculosis, and Avian Flu) on the company’s operations and how the company is responding to the situation, taking into account:

•	The scope of the company’s operations in the affected/relevant area(s);

•	The company’s existing healthcare policies, including benefits and healthcare access; and

•	Company donations to relevant healthcare providers.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to health pandemics (such as HIV/AIDS, Malaria, Tuberculosis, and Avian Flu), unless the company has significant operations in the affected markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Lobbying Expenditures/Initiatives
Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:
•	Significant controversies, fines, or litigation surrounding a company’s public policy activities,

•	The company’s current level of disclosure on lobbying strategy, and

•	The impact that the policy issue may have on the company’s business operations.

Political Contributions and Trade Associations Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending considering:

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•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•

The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

International Issues, Labor Issues, and Human Rights

Community Social and Environmental Impact Assessments
Vote CASE-BY-CASE on requests for reports outlining policies and/or the potential (community) social and/or environmental impact of company operations considering:
•	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

•

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

•	The nature, purpose, and scope of the company’s operations in the specific region(s);

•	The degree to which company policies and procedures are consistent with industry norms; and

•	Scope of the resolution.

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Internet Privacy and Censorship
Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:
•	The level of disclosure of company policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;

•	Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;

•	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;

•	The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and,

•	The level of controversy or litigation related to the company’s international human rights policies and procedures.

Labor and Human Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.
Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

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•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

MacBride Principles
Generally vote AGAINST proposals to endorse or increase activity on the MacBride Principles, unless:
•	The company has formally been found to be out of compliance with relevant Northern Ireland fair employment laws and regulations;

•	Failure to implement the MacBride Principles would put the company in an inconsistent position and/or at a competitive disadvantage compared with industry peers;

•

Failure to implement the MacBride Principles would subject the company to excessively negative financial impacts due to laws that some municipalities have passed regarding their contracting operations and companies that have not implemented the MacBride Principles; or

•	The company has had recent, significant controversies, fines or litigation regarding religious-based employment discrimination in Northern Ireland.

Nuclear and Depleted Uranium Weapons

Generally vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Operations in High Risk Markets

Vote CASE-BY-CASE on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

•	Current disclosure of applicable risk assessment(s) and risk management procedures;

•	Compliance with U.S. sanctions and laws;

•	Consideration of other international policies, standards, and laws; and

•	Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operations in “high-risk” markets.

Outsourcing/Offshoring
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

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•	Controversies surrounding operations in the relevant market(s);

•	The value of the requested report to shareholders;

•	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

•	The company’s existing human rights standards relative to industry peers.

Sustainability

Sustainability Reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:
•

The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

7. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:
•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests
Vote CASE-BY-CASE on proxy contests, considering the following factors:
•	Past performance relative to its peers;

•	Market in which fund invests;

•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

•	Experience and skills of director candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment.

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Investment Advisory Agreements
Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:
•	Proposed and current fee schedules;

•	Fund category/investment objective;

•	Performance benchmarks;

•	Share price performance as compared with peers;

•	Resulting fees relative to peers;

•	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares
Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals
Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:
•	Stated specific financing purpose;

•	Possible dilution for common shares;

•	Whether the shares can be used for antitakeover purposes.

1940 Act Policies
Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:
•	Potential competitiveness;

•	Regulatory developments;

•	Current and potential returns; and

•	Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction
Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:
•	The fund’s target investments;

•	The reasons given by the fund for the change; and

•	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental
Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals
Vote CASE-BY-CASE on name change proposals, considering the following factors:
•	Political/economic changes in the target market;

•	Consolidation in the target market; and

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•	Current asset composition.

Change in Fund’s Subclassification
Vote CASE-BY-CASE on changes in a fund’s sub-classification, considering the following factors:
•	Potential competitiveness;

•	Current and potential returns;

•	Risk of concentration;

•	Consolidation in target industry.

Disposition of Assets/Termination/Liquidation
Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:
•	Strategies employed to salvage the company;

•	The fund’s past performance;

•	The terms of the liquidation.

Changes to the Charter Document
Vote CASE-BY-CASE on changes to the charter document, considering the following factors:
•	The degree of change implied by the proposal;

•	The efficiencies that could result;

•	The state of incorporation;

•	Regulatory standards and implications.

Vote AGAINST any of the following changes:
•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

•

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

•	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund
Vote CASE-BY-CASE on re-incorporations, considering the following factors:
•	Regulations of both states;

•	Required fundamental policies of both states;

•	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval
Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

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Distribution Agreements
Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:
• Fees charged to comparably sized funds with similar objectives;

• The proposed distributor’s reputation and past performance;

• The competitiveness of the fund in the industry;

• The terms of the agreement.

Master-Feeder Structure
Vote FOR the establishment of a master-feeder structure.

Mergers
Vote CASE-BY-CASE on merger proposals, considering the following factors:
• Resulting fee structure;

• Performance of both funds;

• Continuity of management personnel;

• Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:
• Performance of the fund’s Net Asset Value (NAV);

• The fund’s history of shareholder relations;

• The performance of other funds under the advisor’s management.

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